UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02753

SBL FUND

(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001

(Address of principal executive offices) (Zip code)

RICHARD M. GOLDMAN, PRESIDENT

SBL FUND

ONE SECURITY BENEFIT PLACE

TOPEKA, KANSAS 66636-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (785) 438-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.     Reports to Stockholders.

SERIES A (LARGE CAP CORE SERIES)

SERIES B (LARGE CAP VALUE SERIES)

SERIES C (MONEY MARKET SERIES)

SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

(Formerly, Global Series)

SERIES E (U.S. INTERMEDIATE BOND SERIES)

SERIES J (MID CAP GROWTH SERIES)

SERIES N (MANAGED ASSET ALLOCATION SERIES)

SERIES O (ALL CAP VALUE SERIES)

SERIES P (HIGH YIELD SERIES)

SERIES Q (SMALL CAP VALUE SERIES)

SERIES V (MID CAP VALUE SERIES)

SERIES X (SMALL CAP GROWTH SERIES)

SERIES Y (LARGE CAP CONCENTRATED GROWTH SERIES)

SERIES Z (ALPHA OPPORTUNITY SERIES)

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  1

A B O U T   S H A R E H O L D E R S ’   F U N D   E X P E N S E S   (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2011 and ending December 31, 2011.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

2  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

A B O U T   S H A R E H O L D E R S ’   F U N D   E X P E N S E S   (Unaudited)   (concluded)

	Expense Ratio[1,4]	Fund Return		Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Series A (Large Cap Core Series)	0.88%	(7.77%	)	$1,000.00	$922.30	$4.26
Series B (Large Cap Value Series)	0.79%	(8.19%	)	1,000.00	918.10	3.82
Series C (Money Market Series)	0.67%	(0.30%	)	1,000.00	997.00	3.37
Series D (MSCI EAFE Equal Weight Series)	1.22%	(17.81%	)	1,000.00	821.90	5.60
Series E (U.S. Intermediate Bond Series)	0.81%	2.09%		1,000.00	1,020.90	4.13
Series J (Mid Cap Growth Series)	0.90%	(8.99%	)	1,000.00	910.10	4.33
Series N (Managed Asset Allocation Series)	1.39%	(3.52%	)	1,000.00	964.80	6.88
Series O (All Cap Value Series)	0.86%	(8.45%	)	1,000.00	915.50	4.15
Series P (High Yield Series)	0.89%	(3.25%	)	1,000.00	967.50	4.41
Series Q (Small Cap Value Series)	1.11%	(8.58%	)	1,000.00	914.20	5.36
Series V (Mid Cap Value Series)	0.89%	(11.68%	)	1,000.00	883.20	4.22
Series X (Small Cap Growth Series)	1.09%	(10.92%	)	1,000.00	890.80	5.19
Series Y (Large Cap Concentrated
Growth Series)	0.98%	(7.57%	)	1,000.00	924.30	4.75
Series Z (Alpha Opportunity Series)	2.24%	(4.96%	)	1,000.00	950.40	11.01

Table 2. Based on hypothetical 5% return (before expenses)
Series A (Large Cap Core Series)	0.88%	5.00%		$1,000.00	$1,020.77	$4.48
Series B (Large Cap Value Series)	0.79%	5.00%		1,000.00	1,021.22	4.02
Series C (Money Market Series)	0.67%	5.00%		1,000.00	1,021.83	3.41
Series D (MSCI EAFE Equal Weight Series)	1.22%	5.00%		1,000.00	1,019.06	6.21
Series E (U.S. Intermediate Bond Series)	0.81%	5.00%		1,000.00	1,021.12	4.13
Series J (Mid Cap Growth Series)	0.90%	5.00%		1,000.00	1,020.67	4.58
Series N (Managed Asset Allocation Series)	1.39%	5.00%		1,000.00	1,018.20	7.07
Series O (All Cap Value Series)	0.86%	5.00%		1,000.00	1,020.87	4.38
Series P (High Yield Series)	0.89%	5.00%		1,000.00	1,020.72	4.53
Series Q (Small Cap Value Series)	1.11%	5.00%		1,000.00	1,019.61	5.65
Series V (Mid Cap Value Series)	0.89%	5.00%		1,000.00	1,020.72	4.53
Series X (Small Cap Growth Series)	1.09%	5.00%		1,000.00	1,019.71	5.55
Series Y (Large Cap Concentrated
Growth Series)	0.98%	5.00%		1,000.00	1,020.27	4.99
Series Z (Alpha Opportunity Series)	2.24%	5.00%		1,000.00	1,013.91	11.37

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2011 to December 31, 2011.
[4]

This ratio represents annualized net expenses which includes dividends on short sales and prime broker interest expense. Excluding these expenses, the operating expense ratio would be 0.14% lower in Series Z (Alpha Opportunity Series).

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  3

M A N A G E R S ’ C O M M E N T A R Y	Series A (Large Cap Core Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Series A (Large Cap Core Series) returned -4.00%, while the benchmark, the S&P 500® Index*, gained 2.11%. The Series pursues its objective by investing 50% of its total assets according to a large cap growth strategy and approximately 50% to a large cap value strategy. The managers rebalance if either strategy equals or exceeds 60% of total assets. The managers use a blended approach, investing in growth stocks and value stocks, and may invest in a limited number of industries and sectors.

The large cap growth manager chooses growth-oriented companies through a combination of a qualitative top-down approach in reviewing growth trends that are based on several fixed-income factors, along with a quantitative fundamental bottom-up approach. The large cap value manager chooses securities of companies that appear to be undervalued relative to assets, growth potential and cash flow. The managers sell a security when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor performance.

The benefit of having Financials sector holdings relatively outperform Index counterparts was not enough to offset the poor security selection in the Information Technology and Health Care sectors. The portfolio weight in the Financials sector was in line with that of the Index, but Financials holdings in the portfolio outperformed those in the benchmark. The poor performance of the Information Technology and Health Care sectors accounted for most of the difference between the portfolio and the benchmark. Both sectors had somewhat smaller allocations compared with the benchmark, and in both, performance lagged markedly.

The holdings contributing most to return were Starbucks Corp. and Williams Companies Inc. The main detractors were Computer Sciences Corp. and McDermott International Inc.

From the growth perspective, our indicators are not particularly positive, so we expect to keep the beta of our portion of the portfolio similar to that of the benchmark. We will remain in cyclical names within certain sectors where the dollar’s strength is a tailwind, such as the consumer cyclical sector. We do anticipate that Europe will eventually provide a strong response to its sovereign crisis which should lift the markets.

In the value side of the portfolio, factors expected to affect markets going forward include the trend in corporate earnings, resolution to the European sovereign debt crisis and developments in the U.S. economic recovery as a result of the ongoing budget discussions. We expect the world macroeconomic situation to remain unsettled in the near future and are focused on searching for companies that are underpriced relative to their intrinsic value as determined through our systematic, bottom-up, fundamental-research analysis process.

We appreciate your business and the trust you place in us.

Sincerely,

Mark A. Mitchell, CFA, Portfolio Manager

Mark Bronzo, CFA, Portfolio Manager

4  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

M A N A G E R S ’ C O M M E N T A R Y (concluded)	Series A (Large Cap Core Series)
December 31, 2011	(Unaudited)

The opinions and forecasts expressed are those of the individuals listed above as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*SP 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) is/are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund(s). Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  5

P E R F O R M A N C E R E P O R T A N D F U N D P R O F I L E (Unaudited) December 31, 2011

SERIES A (LARGE CAP CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

The S&P 500® Index is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

Average Annual Returns*

Periods Ended 12/31/111

	1 Year	5 Year	10 Year
Series A (Large Cap Core Series)	-4.00%	-2.89%	0.13%
S&P 500 Index	2.11%	-0.25%	2.92%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:	May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Wells Fargo & Co.	3.2%
Apple, Inc.	3.1%
Google, Inc. — Class A	2.9%
QUALCOMM, Inc.	2.5%
Exxon Mobil Corp.	2.4%
Coca-Cola Co.	1.9%
TJX Companies, Inc.	1.9%
Equifax, Inc.	1.8%
Honeywell International, Inc.	1.7%
Chevron Corp.	1.7%
Top Ten Total	23.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

6  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

S C H E D U L E   O F   I N V E S T M E N T S

December 31, 2011	Series A (Large Cap Core Series)

	SHARES	VALUE
COMMON STOCKS† — 96.4%
Information Technology — 20.5%
Apple, Inc.*	15,715	$6,364,575
Google, Inc. — Class A*	9,400	6,071,460
QUALCOMM, Inc.	92,900	5,081,630
Western Union Co.	187,100	3,416,446
International Business Machines Corp.	18,400	3,383,392
EMC Corp.*	150,300	3,237,462
SanDisk Corp.*	56,050	2,758,221
Intuit, Inc.	51,950	2,732,051
TE Connectivity Ltd.	77,700	2,393,937
Computer Sciences Corp.	85,000	2,014,500
Cisco Systems, Inc.	102,700	1,856,816
Hewlett-Packard Co.	62,214	1,602,633
Visa, Inc. — Class A	14,700	1,492,491

Total Information Technology		42,405,614

Industrials — 14.9%
Equifax, Inc.	98,100	3,800,394
Honeywell International, Inc.	66,300	3,603,405
Precision Castparts Corp.	21,200	3,493,548
Eaton Corp.	76,500	3,330,045
United Parcel Service, Inc. — Class B	45,400	3,322,826
CSX Corp.	156,010	3,285,571
Republic Services, Inc. — Class A	73,900	2,035,945
URS Corp.*	53,500	1,878,920
United Technologies Corp.	24,700	1,805,323
Parker Hannifin Corp.	13,600	1,037,000
FedEx Corp.	12,300	1,027,173
USG Corp.*	81,600	829,056
Quanta Services, Inc.*	37,045	797,949
GeoEye, Inc.*	28,309	629,026

Total Industrials		30,876,181

Consumer Discretionary — 14.3%
TJX Companies, Inc.	60,050	3,876,227
Starbucks Corp.	75,200	3,459,952
Nordstrom, Inc.	69,100	3,434,961
Comcast Corp. — Class A	140,750	3,337,182
Yum! Brands, Inc.	56,050	3,307,511
Las Vegas Sands Corp.*	73,750	3,151,337
Lowe’s Companies, Inc.	117,500	2,982,150
Priceline.com, Inc.*	6,060	2,834,323
Time Warner, Inc.	69,400	2,508,116
Best Buy Company, Inc.	31,200	729,144

Total Consumer Discretionary		29,620,903

Energy — 12.7%
Exxon Mobil Corp.	58,750	4,979,650
Chevron Corp.	33,800	3,596,320
National Oilwell Varco, Inc.	49,700	3,379,103
Anadarko Petroleum Corp.	42,200	3,221,126
Williams Companies, Inc.	88,700	2,928,874
McDermott International, Inc.*	215,100	2,475,801
Apache Corp.	20,665	1,871,836
Halliburton Co.	46,300	1,597,813
ConocoPhillips	19,000	1,384,530
Chesapeake Energy Corp.	42,300	942,867

Total Energy		26,377,920

Financials — 11.8%
Wells Fargo & Co.	241,654	6,659,984
Aon Corp.	72,800	3,407,040
U.S. Bancorp	116,848	3,160,738
MetLife, Inc.	74,800	2,332,264
Berkshire Hathaway, Inc. — Class A*	19	2,180,345
JPMorgan Chase & Co.	51,436	1,710,247
Allstate Corp.	59,000	1,617,190
BB&T Corp.	60,717	1,528,247
State Street Corp.	32,600	1,314,106
Progressive Corp.	25,100	489,701

Total Financials		24,399,862

Health Care — 9.6%
Allergan, Inc.	39,700	3,483,278
Stryker Corp.	69,800	3,469,758
Johnson & Johnson	52,850	3,465,903
Aetna, Inc.	80,400	3,392,076
Covidien plc	44,800	2,016,448
Forest Laboratories, Inc.*	41,400	1,252,764
Medco Health Solutions, Inc.*	18,400	1,028,560
UnitedHealth Group, Inc.	19,300	978,124
Hospira, Inc.*	22,460	682,110

Total Health Care		19,769,021

Consumer Staples — 6.3%
Coca-Cola Co.	55,400	3,876,338
CVS Caremark Corp.	80,900	3,299,102
Wal-Mart Stores, Inc.	32,400	1,936,224
Kraft Foods, Inc. — Class A	51,200	1,912,832
Bunge Ltd.	20,900	1,195,480
Costco Wholesale Corp.	10,800	899,856

Total Consumer Staples		13,119,832

Materials — 4.4%
CF Industries Holdings, Inc.	23,980	3,476,620
EI du Pont de Nemours & Co.	74,850	3,426,633
Dow Chemical Co.	72,700	2,090,852

Total Materials		8,994,105

Utilities — 1.4%
Edison International	72,000	2,980,800

Telecommunication Services — 0.5%
Windstream Corp.	89,400	1,049,556

Total Common Stocks
(Cost $189,537,711)		$199,593,794

Total Investments — 96.4%
(Cost $189,537,711)		$199,593,794

Cash & Other Assets, Less Liabilities — 3.6%		7,401,278

Total Net Assets — 100.0%		$206,995,072
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	7

Series A (Large Cap Core Series)

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
December 31, 2011

ASSETS:
Investments, at value
(cost $189,537,711)	$199,593,794
Cash	6,662,196
Prepaid expenses	893
Receivables:
Securities sold	1,061,197
Fund shares sold	451,649
Dividends	202,081

Total assets	207,971,810

LIABILITIES:
Payable for:
Fund shares redeemed	408,956
Securities purchased	358,966
Management fees	131,236
Fund accounting/administration fees	16,623
Transfer agent/maintenance fees	2,240
Directors’ fees*	791
Miscellaneous	57,926

Total liabilities	976,738

NET ASSETS	$206,995,072

NET ASSETS CONSIST OF:
Paid in capital	$251,362,238
Undistributed net investment income	1,309,773
Accumulated net realized loss on investments	(55,733,022)
Net unrealized appreciation on investments	10,056,083

Net assets	$206,995,072

Capital shares outstanding	9,277,615
Net asset value per share	$22.31

S T A T E M E N T O F O P E R A T I O N S
Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$3,355,591
Interest	1,050

Total investment income	3,356,641

EXPENSES:
Management fees	1,713,190
Transfer agent/maintenance fees	25,240
Fund accounting/administration fees	217,001
Directors’ fees*	26,879
Custodian fees	8,687
Miscellaneous	55,871

Total expenses	2,046,868

Net investment income	1,309,773

NET REALIZED AND UNREALIZED GAIN (Loss):
Net realized gain (loss) on:
Investments	6,631,364
Options written	25,685

Net realized gain	6,657,049

Net change in unrealized appreciation (depreciation) on:
Investments	(16,841,599)

Net change in unrealized appreciation (depreciation)	(16,841,599)

Net realized and unrealized loss	(10,184,550)

Net decrease in net assets resulting from operations	$(8,874,777)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

8	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S T A T E M E N T S O F C H A N G E S
I N N E T A S S E T S	Series A (Large Cap Core Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,309,773	$1,927,935
Net realized gain on investments	6,657,049	13,313,691
Net change in unrealized appreciation (depreciation) on investments	(16,841,599)	15,198,690
Net increase (decrease) in net assets resulting from operations	(8,874,777)	30,440,316
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	13,965,682	23,255,839
Issuance of shares in connection with the acquisition of SBL Fund Series H*	—	47,882,828
Cost of shares redeemed	(41,915,795)	(43,766,466)
Net increase (decrease) from capital share transactions	(27,950,113)	27,372,201
Net increase (decrease) in net assets	(36,824,890)	57,812,517
NET ASSETS:
Beginning of year	243,819,962	186,007,445
End of year	$206,995,072	$243,819,962
Undistributed net investment income at end of year	$1,309,773	$1,927,935
CAPITAL SHARE ACTIVITY:
Shares sold	602,805	1,122,748
Issuance of shares in connection with the acquisition of SBL Fund Series H*	—	2,188,429
Shares redeemed	(1,815,320)	(2,135,059)
Net increase (decrease) in shares	(1,212,515)	1,176,118

*	Fund Merger — See Note 12.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	9

F I N A N C I A L H I G H L I G H T S	Series A (Large Cap Core Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$23.24	$19.97	$15.38	$24.57	$25.83
Income (loss) from investment operations:
Net investment income[a]	.13	.18	.11	.14	.14
Net gain (loss) on investments (realized and unrealized)	(1.06)	3.09	4.48	(9.33)	(1.40)

Total from investment operations	(.93)	3.27	4.59	(9.19)	(1.26)
Net asset value, end of period	$22.31	$23.24	$19.97	$15.38	$24.57

Total Return[b]	(4.00% )	16.37%	29.84%	(37.40% )	(4.88% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$206,995	$243,820	$186,007	$165,109	$328,995
Ratios to average net assets:
Net investment income	0.57%	0.89%	0.68%	0.66%	0.52%
Total expenses	0.90%	0.92%	0.92%	0.90%	0.89%
Portfolio turnover rate	87%	111%	78%	142%	14%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

10	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

M A N A G E R ’ S C O M M E N T A R Y	Series B (Large Cap Value Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Series B (Large Cap Value Series) returned -3.88%, while the benchmark, the Russell 1000® Value Index*, rose 0.39%.

Our strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

The portfolio’s performance was helped by an underweight and good stock selection in Financials sector, which was the poorest-performing sector in the index, and good stock selection in a solidly performing Energy sector. However, these benefits were not enough to offset the effects of poor stock selection in Information Technology and Health Care. The portfolio’s Technology holdings lost 29% as a group, compared with a loss of about 4% for the Technology names in the Index. The Health Care sector in the Index had positive performance, while the portfolio’s Health Care holdings had negative performance as a group.

The Financials sector contributed most to the Fund’s return over the period. Although the portfolio was underweight Financials (a 22% weighting versus 26% for the Index), our holdings performed better than those in the Index.

Information Technology, Health Care and Industrials detracted the most from the Fund’s return for the period. Security selection was a major factor in the sectors’ relative underperformance.

Recent market volatility has created a high degree of correlation between companies, thus there is little differentiation based on company fundamentals. Our investment approach focuses on identifying those companies where the current valuation doesn’t reflect the underlying fundamental business opportunities. At times like this, patience works against you in the short term, but over longer periods of time, being patient is rewarded with strong investment results.

The holdings contributing most to portfolio performance over the period were Williams Companies, Inc. and Aetna Inc. The main detractors were Computer Sciences Corp. and McDermott International Inc.

Factors expected to affect markets going forward include the trend in corporate earnings, resolution to the European sovereign debt crisis and developments in the U.S. economic recovery as a result of the ongoing budget discussions. We expect the world macroeconomic situation to remain unsettled in the near future and are focused on searching for companies that are underpriced relative to their intrinsic value as determined through our systematic, bottom-up, fundamental research analysis process.

Through periods of uncertainty, we believe holding companies that meet our investment criteria, and staying consistent with our philosophy and process, will benefit our investors over the long term.

We appreciate your business and the trust you place in us.

Sincerely,

Mark A. Mitchell, CFA, Portfolio Manager

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  11

M A N A G E R ’ S C O M M E N T A R Y (concluded)	Series B (Large Cap Value Series)
December 31, 2011	(Unaudited)

The opinions and forecasts expressed are those of Mark Mitchell as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) is/are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund(s). Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

12  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

P E R F O R M A N C E R E P O R T A N D F U N D P R O F I L E (Unaudited) December 31, 2011

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

The Russell 1000® Value Index is an unmanaged index measuring the performance of the large cap value segment of the U.S. equity universe and which includes companies with lower price-to-book ratios and lower expected growth values.

Average Annual Returns*

Periods Ended 12/31/111

	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	-3.88%	-1.25%	3.21%
Russell 1000 Value Index	0.39%	-2.64%	3.89%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:	May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Equifax, Inc.	4.0%
Chevron Corp.	3.8%
Western Union Co.	3.6%
Aon Corp.	3.6%
Aetna, Inc.	3.6%
CVS Caremark Corp.	3.5%
U.S. Bancorp	3.3%
Edison International	3.1%
Lowe’s Companies, Inc.	3.1%
Williams Companies, Inc.	3.1%
Top Ten Total	34.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  13

S C H E D U L E O F I N V E S T M E N T S
December 31, 2011	Series B (Large Cap Value Series)

	SHARES	VALUE
COMMON STOCKS† — 95.7%
Financials — 19.2%
Aon Corp.	190,600	$8,920,080
U.S. Bancorp	306,746	8,297,479
Wells Fargo & Co.	272,825	7,519,057
Berkshire Hathaway, Inc. — Class A*	50	5,737,750
JPMorgan Chase & Co.	135,369	4,501,019
Allstate Corp.	153,450	4,206,064
BB&T Corp.	161,463	4,064,024
State Street Corp.	85,700	3,454,567
Progressive Corp.	65,600	1,279,856

Total Financials		47,979,896

Energy — 16.2%
Chevron Corp.	88,400	9,405,760
Williams Companies, Inc.	232,300	7,670,546
McDermott International, Inc.*	562,700	6,476,677
Apache Corp.	53,922	4,884,255
Halliburton Co.	120,900	4,172,259
ConocoPhillips	41,200	3,002,244
Chesapeake Energy Corp.	111,800	2,492,022
Exxon Mobil Corp.	26,050	2,207,998

Total Energy		40,311,761

Industrials — 14.5%
Equifax, Inc.	256,800	9,948,432
Republic Services, Inc. — Class A	191,700	5,281,335
URS Corp.*	140,200	4,923,824
United Technologies Corp.	63,900	4,670,451
FedEx Corp.	32,443	2,709,315
Parker Hannifin Corp.	35,400	2,699,250
USG Corp.*	212,400	2,157,984
Quanta Services, Inc.*	97,191	2,093,494
GeoEye, Inc.*	73,725	1,638,169

Total Industrials		36,122,254

Information Technology — 13.4%
Western Union Co.	493,700	9,014,962
TE Connectivity Ltd.	204,550	6,302,186
Computer Sciences Corp.	220,300	5,221,110
Cisco Systems, Inc.	267,800	4,841,824
Hewlett-Packard Co.	162,651	4,189,890
Visa, Inc. — Class A	38,800	3,939,364

Total Information Technology		33,509,336

Consumer Staples — 9.8%
CVS Caremark Corp.	213,700	8,714,686
Kraft Foods, Inc. — Class A	136,300	5,092,168
Wal-Mart Stores, Inc.	85,200	5,091,552
Bunge Ltd.	54,400	3,111,680
Costco Wholesale Corp.	28,300	2,357,956

Total Consumer Staples		24,368,042

Health Care — 9.7%
Aetna, Inc.	211,000	8,902,090
Covidien plc	108,950	4,903,839
Forest Laboratories, Inc.*	107,800	3,262,028
Medco Health Solutions, Inc.*	47,000	2,627,300
UnitedHealth Group, Inc.	51,200	2,594,816
Hospira, Inc.*	59,259	1,799,696

Total Health Care		24,089,769

Consumer Discretionary — 6.5%
Lowe’s Companies, Inc.	306,700	7,784,046
Time Warner, Inc.	181,933	6,575,059
Best Buy Company, Inc.	82,300	1,923,351

Total Consumer Discretionary		16,282,456

Utilities — 3.1%
Edison International	189,700	7,853,580

Materials — 2.2%
Dow Chemical Co.	190,500	5,478,780

Telecommunication Services — 1.1%
Windstream Corp.	232,532	2,729,926

Total Common Stocks
(Cost $218,842,376)		238,725,800

Total Investments — 95.7%
(Cost $218,842,376)		$238,725,800

Cash & Other Assets, Less Liabilities — 4.3%		10,725,182

Total Net Assets — 100.0%		$249,450,982
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company

14	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Series B (Large Cap Value Series)

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
December 31, 2011

ASSETS:
Investments, at value (cost $218,842,376)	$238,725,800
Cash	9,871,474
Prepaid expenses	1,208
Receivables:
Securities sold	1,197,728
Dividends	447,167
Fund shares sold	153,415

Total assets	250,396,792

LIABILITIES:
Payable for:
Fund shares redeemed	400,150
Securities purchased	336,285
Management fees	136,708
Fund accounting/administration fees	19,980
Transfer agent/maintenance fees	2,247
Directors’ fees*	422
Miscellaneous	50,018

Total liabilities	945,810

NET ASSETS	$249,450,982

NET ASSETS CONSIST OF:
Paid in capital	$286,692,488
Undistributed net investment income	2,783,403
Accumulated net realized loss on investments	(59,908,333)
Net unrealized appreciation on investments	19,883,424

Net assets	$249,450,982

Capital shares outstanding	10,061,988
Net asset value per share	$24.79

S T A T E M E N T O F O P E R A T I O N S
Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$4,990,331
Interest	2,131

Total investment income	4,992,462

EXPENSES
Management fees	1,802,541
Transfer agent/maintenance fees	25,266
Fund accounting/administration fees	263,445
Directors’ fees*	26,284
Custodian fees	11,449
Miscellaneous	80,074

Total expenses	2,209,059

Net investment income	2,783,403

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,779,610
Options written	66,598

Net realized gain	8,846,208

Net change in unrealized appreciation (depreciation) on:
Investments	(21,354,454)

Net change in unrealized appreciation (depreciation)	(21,354,454)

Net realized and unrealized loss	(12,508,246)

Net decrease in net assets resulting from operations	$(9,724,843)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	15

S T A T E M E N T S O F C H A N G E S
I N N E T A S S E T S	Series B (Large Cap Value Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,783,403	$2,285,314
Net realized gain on investments	8,846,208	8,890,051
Net change in unrealized appreciation (depreciation) on investments	(21,354,454)	31,140,335
Net increase (decrease) in net assets resulting from operations	(9,724,843)	42,315,700
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	17,773,916	48,004,215
Cost of shares redeemed	(56,778,889)	(72,612,503)
Net decrease from capital share transactions	(39,004,973)	(24,608,288)
Net increase (decrease) in net assets	(48,729,816)	17,707,412
NET ASSETS:
Beginning of year	298,180,798	280,473,386
End of year	$249,450,982	$298,180,798
Undistributed net investment income at end of year	$2,783,403	$2,285,314
CAPITAL SHARE ACTIVITY:
Shares sold	700,724	2,091,003
Shares redeemed	(2,201,359)	(3,163,955)
Net decrease in shares	(1,500,635)	(1,072,952)

16	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

F I N A N C I A L H I G H L I G H T S	Series B (Large Cap Value Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$25.79	$22.20	$17.55	$27.94	$26.40
Income (loss) from investment operations:
Net investment income[a]	.26	.19	.19	.29	.25
Net gain (loss) on investments (realized and unrealized)	(1.26)	3.40	4.46	(10.68)	1.29

Total from investment operations	(1.00)	3.59	4.65	(10.39)	1.54
Net asset value, end of period	$24.79	$25.79	$22.20	$17.55	$27.94

Total Return[b]	(3.88% )	16.17%	26.50%	(37.19% )	5.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$249,451	$298,181	$280,473	$250,972	$479,972
Ratios to average net assets:
Net investment income	1.00%	0.81%	1.03%	1.21%	0.90%
Total expenses	0.80%	0.80%	0.81%	0.80%	0.79%
Portfolio turnover rate	19%	17%	16%	32%	29%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	17

M A N A G E R ’ S C O M M E N T A R Y	Series C (Money Market Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Series C (Money Market Series) returned -0.52%. The Federal Reserve Board continues to hold rates near 0%, making it a challenge to maintain a positive yield. The Fed has signaled that it will continue to keep rates low in the near future.

Composition of Portfolio Assets

At December 31, 2011, the average weighted maturity of the holdings in the Series was 23 days. The Series’ assets were concentrated in commercial paper and U.S. government-sponsored agency bonds and notes. At year-end, approximately 14% of the Series consisted of U.S. government/agency obligations, 41% of Treasury repurchase agreements and 45% in commercial paper.

Market Review

The Federal Reserve has repeatedly stated its intention to keep rates low for the foreseeable future, which will continue to be challenging for money market portfolios as there is very little yield available. Because of the historically low yields, returns in the Series turned negative after the application of management fees. Newly instituted SEC regulations require at least 30% of portfolio assets to be invested in government issues or equivalent securities, such as repurchase agreements. Additionally, average weighted maturity is now limited to a maximum of 60 days. Both changes are on the side of safety but weigh on the yield of money market funds.

The Money Market Series focused on the high quality issuers and short duration periods due to the relatively flat yield curve over 60 day maturities, which provided no incentive to increase the Fund’s duration. In addition, we invested in asset-backed commercial paper of large, well-diversified programs that offer multiple layers of protection.

Outlook

Our philosophy in managing the Money Market Series is to take a conservative approach that doesn’t add risk to the portfolio by reaching for marginal gains in yield. With the yield environment likely to remain as is for the time being, we will continue to manage the Series conservatively with expectations of low returns. As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly. Thank you for your investment in the Money Market Series.

We appreciate the confidence that you have placed in us and continue to focus on achieving the Series’ investment goals.

Sincerely,

Steve McFeely, CFA, Portfolio Manager

The opinions and forecasts expressed are those of Steve McFeely as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) is/are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund(s). Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

18  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

P E R F O R M A N C E   R E P O R T   A N D   F U N D   P R O F I L E   (Unaudited)   December 31, 2011

SERIES C (MONEY MARKET SERIES)

OBJECTIVE: Seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

Holdings Diversification (Market Exposure as % of Net Assets)

FADN—Federal Agency Discount Notes

Inception Date: May 1, 1979

The Fund invests principally in money market instruments such as commercial paper.

Average Annual Returns*

Periods Ended 12/31/111

	1 Year	5 Year	10 Year
Series C (Money Market Series)	-0.52%	1.08%	1.49%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  19

S C H E D U L E   O F   I N V E S T M E N T S

December 31, 2011	Series C (Money Market Series)

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES†† — 13.8%
Freddie Mac[1] 0.09% due 01/10/12	$5,000,000	$4,999,980
Fannie Mae[1] 0.11% due 01/17/12	5,000,000	4,999,960
Federal Farm Credit Bank[2] 0.12% due 02/08/12	5,000,000	4,999,900

Total Federal Agency Discount Notes (Cost $14,999,010)		14,999,840

MORTGAGE BACKED SECURITIES†† — 0.3%
Small Business Administration Pools
#503303, 0.75% due 01/01/12[3,4]	102,404	102,749
#503343, 0.88% due 01/01/12[3,4]	77,239	77,239
#503295, 0.75% due 01/01/12[3,4]	56,304	56,492
#502353, 1.00% due 01/01/12[3,4]	24,434	24,434

Total Mortgage Backed Securities (Cost $260,417)		260,914

COMMERCIAL PAPER†† — 45.3%
Toyota Motor Credit Corp.
0.15% due 02/27/12	4,000,000	3,999,155
0.08% due 02/16/12	2,000,000	1,999,696

Total Toyota Motor Credit Corp.		5,998,851

Coca-Cola Co.
0.16% due 04/12/12	2,000,000	1,999,168
0.20% due 03/01/12	1,750,000	1,749,750
0.12% due 03/06/12	1,500,000	1,499,743

Total Coca-Cola Co.		5,248,661

John Deere Capital Corp.
0.11% due 01/05/12	5,000,000	4,999,939

General Reinsurance Corp.
0.09% due 01/04/12	5,000,000	4,999,909

UBS Finance Delaware LLC
0.17% due 01/06/12	5,000,000	4,999,882

ING U.S. Funding LLC
0.24% due 01/18/12	5,000,000	4,999,433

Barclays U.S. Funding LLC
0.20% due 01/27/12	5,000,000	4,999,278

General Electric Co.
0.09% due 03/27/12	5,000,000	4,998,571

Jupiter Securitization Company LLC
0.14% due 03/20/12	3,000,000	2,997,725
0.12% due 01/18/12	2,000,000	1,999,887

Total Jupiter Securitization Company LLC		4,997,612

Westpack Banking Corp.
0.47% due 03/15/12	3,000,000	2,998,313

Total Commercial Paper (Cost $49,240,516)		49,240,449

REPURCHASE AGREEMENT††,5 — 40.7%
UMB Financial Corp. issued 12/30/11 at 0.01% due 01/03/12	44,174,000	44,174,000

Total Repurchase Agreement (Cost $44,174,000)		44,174,000

Total Investments — 100.1% (Cost $108,673,943)		$108,675,203

Liabilities, Less Cash & Other Assets — (0.1)%		(58,241)

Total Net Assets — 100.0%		$108,616,962

††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. Rate indicated is rate effective at December 31, 2011.
[4]	Maturity date indicated is next interest reset date.
[5]	Repurchase Agreement — See Note 5.

20	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Series C (Money Market Series)

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
December 31, 2011

ASSETS
Investments, at value (cost $64,499,943)	$64,501,203
Repurchase agreements, at value (cost $44,174,000)	44,174,000

Total investments (cost $108,673,943)	108,675,203
Prepaid expenses	653
Cash	281
Receivables:
Fund shares sold	196,801
Securities sold	2,337
Interest	379

Total assets	108,875,654

LIABILITIES:
Payable for:
Fund shares redeemed	151,096
Management fees	48,175
Fund accounting/administration fees	9,153
Directors’ fees*	3,919
Transfer agent/maintenance fees	2,246
Miscellaneous	44,103

Total liabilities	258,692

NET ASSETS	$108,616,962

NET ASSETS CONSIST OF:
Paid in capital	$108,615,702
Net unrealized appreciation on investments	1,260

Net assets	$108,616,962

Capital shares outstanding	8,088,380
Net asset value per share	$13.43

S T A T E M E N T O F O P E R A T I O N S
Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$155,994

Total investment income	155,994

EXPENSES:
Management fees	597,213
Transfer agent/maintenance fees	25,263
Fund accounting/administration fees	113,469
Directors’ fees*	11,366
Custodian fees	9,913
Miscellaneous	80,916

Total expenses	838,140

Net investment loss	(682,146)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4)

Net realized loss	(4)

Net change in unrealized appreciation (depreciation) on:
Investments	1,797

Net change in unrealized appreciation (depreciation)	1,797

Net realized and unrealized gain	1,793

Net decrease in net assets resulting from operations	$(680,353)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	21

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	Series C (Money Market Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(682,146)	$(627,179)
Net realized gain (loss) on investments	(4)	4,198
Net change in unrealized appreciation (depreciation) on investments	1,797	25,972
Net decrease in net assets resulting from operations	(680,353)	(597,009)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	174,897,246	172,785,092
Cost of shares redeemed	(171,790,898)	(219,258,752)
Net increase (decrease) from capital share transactions	3,106,348	(46,473,660)
Net increase (decrease) in net assets	2,425,995	(47,070,669)
NET ASSETS:
Beginning of year	106,190,967	153,261,636
End of year	$108,616,962	$106,190,967
Undistributed net investment income at end of year	$—	$—
CAPITAL SHARE ACTIVITY:
Shares sold	12,988,330	12,760,898
Shares redeemed	(12,763,672)	(16,195,973)
Net increase (decrease) in shares	224,658	(3,435,075)

22	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

F I N A N C I A L H I G H L I G H T S	Series C (Money Market Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$13.50		$13.56	$13.61	$13.33	$12.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)		(.06)	(.03)	.26	.60
Net gain (loss) on investments (realized and unrealized)	.01		(—)[c]	(.02)	.02	—	[c]

Total from investment operations	(.07)		(.06)	(.05)	.28	.60
Net asset value, end of period	$13.43		$13.50	$13.56	$13.61	$13.33

Total Return[b]	(0.52%	)	(0.44% )	(0.37% )	2.10%	4.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,617		$106,191	$153,262	$268,318	$168,661
Ratios to average net assets:
Net investment income (loss)	(0.57%	)	(0.46% )	(0.23% )	1.94%	4.59%
Total expenses	0.70%		0.70%	0.67%	0.65%	0.66%
Portfolio turnover rate	—		—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	23

M A N A G E R S ’ C O M M E N T A R Y	Series D (MSCI EAFE Equal Weight Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Series D (MSCI EAFE Equal Weight Series – formerly, the Global Series) returned -15.80%, while the Fund’s benchmark, the MSCI EAFE Equal Weighted Index*, returned -14.64%.

The strategy provides broad exposure to the companies in the MSCI EAFE Equal Weighted Index, which represents the equity markets of developed countries in Europe, Australasia and the Far East. The Fund seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index. The index weights the issuers in the MSCI EAFE Index (the cap-weighted version of the index) the same weight on the rebalancing date. Between two rebalancings, the weight of securities in the equal weighted index will deviate from equal weight based on the performance of each security.

On May 2, 2011, the Fund’s name was changed from Global Series to MSCI EAFE Equal Weight Series, and its investment strategy from a global strategy to a strategy that seeks to correspond to the MSCI EAFE Equal Weighted Index. Prior to May 2, 2011, the Fund’s benchmark was the MSCI World Index.

The best-performing sectors in the Fund over the past 12 months were the Health Care and Energy sectors. The Financials and Industrials sectors were the worst-performing sectors.

The holdings contributing most to the portfolio performance over the period were El Paso Corp. and Exxaro Resources Ltd. They were in the portfolio prior to the change in investment strategy and benchmark on May 2, 2011, but are not part of MSCI EAFE Equal Weighted Index.

The holdings detracting most from portfolio performance over the period were iShares MSCI EAFE Index Fund and Pioneer Corp. Both holdings were in the portfolio prior to the change in investment strategy and benchmark on May 2, 2011, but are not part of MSCI EAFE Equal Weighted Index.

We appreciate your business and the trust you place in us.

Sincerely,

Michael Byrum, CFA, Portfolio Manager

The opinions and forecasts expressed are those of Michael Byrum as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*MSCI EAFE Equal Weighted Index equally weights the issuers in the MSCI EAFE Index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Equal Weighted Index is rebalanced quarterly so that each issuer has the same weight on each rebalancing date. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) is/are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund(s). Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

24  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

P E R F O R M A N C E   R E P O R T   A N D   F U N D   P R O F I L E   (Unaudited)   December 31, 2011

SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

OBJECTIVE: Seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index (the “Underlying Index”).

Cumulative Fund Performance*

The MSCI EAFE® Equal Weighted Index is an unmanaged equal-weighted version of the MSCI EAFE® Index, which means that each security included in the index has the same weight on each rebalancing date and then fluctuates based on the performance of the security until weights are reset equally on the next rebalancing date. The MSCI EAFE® Index (Europe, Australasia, Far East) is an index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Effective April 29, 2011, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the MSCI EAFE Equal Weighted Index. The Fund’s performance was previously compared to the MSCI World Index. The MSCI EAFE Equal Weighted Index-Blended uses performance data for the MSCI World Index from 12/31/01 to 04/28/11, and the MSCI EAFE Equal Weighted Index from 04/29/11 to 12/31/11.

Average Annual Returns*

Periods Ended 12/31/111

	1 Year	5 Year	10 Year
Series D (MSCI EAFE Equal Weight Series)	-15.80%	-4.79%	3.22%
MSCI EAFE Equal Weighted Index	-14.64%	N/A	N/A
MSCI EAFE Equal Weighted Index-Blended	-12.61%	-3.44%	3.28%
MSCI World Index	-5.54%	-2.37%	3.62%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:	April 19, 1984

Ten Largest Holdings (% of Total Net Assets)
iShares MSCI EAFE Index Fund	1.9%
iShares MSCI Japan Index Fund	0.3%
Orient Overseas International Ltd.	0.1%
Elan Corporation plc	0.1%
Mitsui OSK Lines Ltd.	0.1%
Taisho Pharmaceutical Holdings Co. Ltd.	0.1%
Banco de Sabadell S.A.	0.1%
Old Mutual plc	0.1%
Nippon Yusen KK	0.1%
Alfresa Holdings Corp.	0.1%
Top Ten Total	3.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI EAFE Equal Weighted Index and the MSCI World Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  25

S C H E D U L E   O F   I N V E S T M E N T S

December 31, 2011	Series D (MSCI EAFE Equal Weight Series)

	SHARES	VALUE
COMMON STOCKS† — 96.4%
Financials — 21.4%
Banco de Sabadell S.A.	62,179	$236,083
Old Mutual plc	111,247	233,950
Banco Popolare SC	173,920	225,066
Raiffeisen Bank International AG	8,648	224,551
Credit Saison Company Ltd.	11,110	222,720
Bankinter S.A.	35,980	221,165
Sino Land Company Ltd.	155,051	220,800
Bank of East Asia Ltd.	57,920	219,253
Vienna Insurance Group AG Wiener Versicherung Gruppe	5,475	216,945
Banco Popular Espanol S.A.	47,277	215,354
Julius Baer Group Ltd.*	5,464	213,720
Banco Espirito Santo S.A.	120,095	209,807
Australia & New Zealand Banking Group Ltd.	9,927	208,460
Iyo Bank Ltd.	21,000	207,354
Skandinaviska Enskilda Banken AB — Class A	35,559	207,125
Aeon Credit Service Company Ltd.	13,110	207,117
Lloyds Banking Group plc*	514,530	207,019
Swedbank AB — Class A	15,917	206,172
Banco Bilbao Vizcaya Argentaria S.A.	23,838	206,066
Unione di Banche Italiane SCPA	50,226	205,779
BOC Hong Kong Holdings Ltd.	86,840	205,734
Intesa Sanpaolo SpA	122,800	205,633
Fukuoka Financial Group, Inc.	49,000	205,626
Nomura Real Estate Office Fund, Inc. — Class A	40	205,535
Macquarie Group Ltd.	8,446	205,524
Erste Group Bank AG	11,688	205,476
NTT Urban Development Corp.	301	205,307
Commonwealth Bank of Australia	4,065	204,653
Zurich Financial Services AG*	903	204,288
Westfield Retail Trust	80,091	203,986
Aozora Bank Ltd.	74,000	203,820
Ratos AB — Class B	17,370	203,793
Suncorp Group Ltd.	23,768	203,729
Mitsubishi UFJ Lease & Finance Company Ltd.	5,140	203,677
Fonciere Des Regions	3,170	203,471
Hysan Development Company Ltd.	61,920	203,301
Deutsche Bank AG	5,336	203,255
Joyo Bank Ltd.	46,000	203,196
Japan Retail Fund Investment Corp.	137	202,910
ICADE	2,578	202,804
Daiwa House Industry Company Ltd.	17,000	202,754
Intesa Sanpaolo SpA	162,558	202,685
Prudential plc	20,371	202,017
Shinsei Bank Ltd.	194,250	201,897
Investor AB — Class B	10,817	201,799
Svenska Handelsbanken AB — Class A	7,670	201,707
ASX Ltd.	6,438	201,375
Bankia S.A.*	43,241	201,166
Gjensidige Forsikring ASA	17,355	201,084
National Australia Bank Ltd.	8,410	200,949
Industrivarden AB — Class C	16,837	200,842
Standard Life plc	62,665	200,692
Yamaguchi Financial Group, Inc.	21,000	200,533
Gecina S.A.	2,383	200,446
Insurance Australia Group Ltd.	65,729	200,350
Japan Prime Realty Investment Corp.	85	200,214
Nordea Bank AB	25,876	200,200
Corio N.V.	4,598	199,956
KBC Groep N.V.	15,878	199,947
Mizuho Financial Group, Inc.	147,950	199,906
Chiba Bank Ltd.	31,000	199,766
Standard Chartered plc	9,091	198,947
Link REIT	53,990	198,815
Cheung Kong Holdings Ltd.	16,710	198,801
Muenchener Rueckversicherungs AG	1,620	198,698
Shizuoka Bank Ltd.	18,850	198,614
Barclays plc	72,577	198,393
SCOR SE	8,483	198,257
IMMOFINANZ AG*	65,968	198,053
Sumitomo Mitsui Financial Group, Inc.	7,100	197,771
Resolution Ltd.	50,620	197,653
ORIX Corp.	2,390	197,485
UBS AG*	16,589	197,450
Suruga Bank Ltd.	22,000	196,934
Randstad Holding N.V.	6,653	196,813
Wing Hang Bank Ltd.	24,010	196,770
United Overseas Bank Ltd.	16,710	196,717
AIA Group Ltd.	63,000	196,708
Nomura Real Estate Holdings, Inc.	13,210	196,683
Banco Santander S.A.	25,806	196,029
Hang Lung Group Ltd.	35,780	196,024
Westfield Group	24,532	195,975
BNP Paribas S.A.	4,973	195,316
Chugoku Bank Ltd.	14,000	195,167
Capital Shopping Centres Group plc	40,230	195,073
Seven Bank Ltd.	99,400	195,003
Government Properties Trust, Inc.	62,092	194,980
AMP Ltd.	46,834	194,972
Hannover Rueckversicherung AG	3,931	194,960

26	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E   O F   I N V E S T M E N T S (continued)

December 31, 2011	Series D (MSCI EAFE Equal Weight Series)

	SHARES	VALUE
Credit Suisse Group AG*	8,290	$194,784
Pohjola Bank plc — Class A	20,034	194,701
SBI Holdings, Inc.	2,655	194,546
Hopewell Holdings Ltd.	76,000	194,340
Kinnevik Investment AB — Class B	9,971	194,274
DNB ASA*	19,828	194,100
Klepierre	6,804	194,060
Hachijuni Bank Ltd.	34,000	193,920
Bank of Yokohama Ltd.	41,000	193,894
Resona Holdings, Inc.	44,020	193,878
ICAP plc	35,987	193,839
Schroders plc	9,488	193,488
Lend Lease Group	26,401	193,353
Daiwa Securities Group, Inc.	62,000	193,322
Royal Bank of Scotland Group plc*	617,098	193,319
Goodman Group	331,507	193,279
Hong Kong Exchanges and Clearing Ltd.	12,080	193,022
Hokuhoku Financial Group, Inc.	99,040	193,010
Tokyu Land Corp.	51,000	192,815
Dexus Property Group	226,930	192,658
Sumitomo Realty & Development Company Ltd.	11,000	192,646
Bank Leumi Le-Israel BM*	67,296	192,602
Mitsubishi UFJ Financial Group, Inc.	45,320	192,538
Westpac Banking Corp.	9,409	192,482
ING Groep N.V.*	26,740	192,397
Nishi-Nippon City Bank Ltd.	67,000	192,374
Allianz AG	2,008	192,056
Swiss Re AG*	3,767	191,979
T&D Holdings, Inc.	20,600	191,896
Legal & General Group plc	120,256	191,819
Unibail-Rodamco SE	1,067	191,791
Stockland	58,654	191,384
QBE Insurance Group Ltd.	14,440	191,273
Mizrahi Tefahot Bank Ltd.*	24,127	190,700
Hiroshima Bank Ltd.	41,000	190,698
Aviva plc	40,810	190,597
HSBC Holdings plc	24,925	190,078
Delta Lloyd N.V.	11,292	189,966
Exor SpA	9,437	189,900
Oversea-Chinese Banking Corporation Ltd.	31,420	189,668
Banca Monte dei Paschi di Siena SpA	581,758	189,641
CaixaBank	38,615	189,640
Swire Pacific Ltd. — Class A	15,710	189,634
Bank of Kyoto Ltd.	22,000	189,502
Banca Carige SpA	98,839	189,300
Singapore Exchange Ltd.	40,000	189,037
Baloise Holding AG	2,756	188,956
Investec plc	35,892	188,923
Henderson Land Development Company Ltd.	37,990	188,810
Daito Trust Construction Company Ltd.	2,200	188,645
Mirvac Group	156,250	188,590
Aegon N.V.*	46,966	188,472
Tryg A	3,391	188,333
Sumitomo Mitsui Trust Holdings, Inc.	63,990	187,888
Bank Hapoalim BM*	57,643	187,809
RSA Insurance Group plc	114,880	187,526
CFS Retail Property Trust	108,615	187,200
Gunma Bank Ltd.	34,000	186,852
Nomura Holdings, Inc.	61,700	186,775
Mapfre S.A.	58,779	186,739
Hang Seng Bank Ltd.	15,710	186,398
NKSJ Holdings, Inc.	9,500	186,371
Sampo Oyj — Class A	7,501	186,081
Global Logistic Properties Ltd.*	137,330	185,810
CNP Assurances	14,977	185,635
3i Group plc	66,060	185,606
British Land Company plc	25,819	185,427
MS&AD Insurance Group Holdings	10,000	185,267
Natixis	73,488	184,873
Groupe Bruxelles Lambert S.A.	2,767	184,443
First Pacific Co. Ltd.	177,250	184,402
Sun Hung Kai Properties Ltd.	14,710	184,382
AXA S.A.	14,170	184,196
Wheelock & Company Ltd.	74,060	183,467
GAM Holding AG*	16,878	183,281
Commerzbank AG*	108,270	182,563
Hammerson plc	32,606	182,261
Segro plc	56,292	182,205
New World Development Co. Ltd.	226,000	182,160
Kerry Properties Ltd.	55,030	182,097
Societe Generale S.A.	8,175	182,013
Land Securities Group plc	18,428	181,747
Wharf Holdings Ltd.	40,210	181,723
Tokio Marine Holdings, Inc.	8,200	181,642
UOL Group Ltd.	58,850	181,482
Pargesa Holding S.A.	2,769	181,298
CapitaMall Trust	138,330	181,298
Credit Agricole S.A.	31,966	180,358
DBS Group Holdings Ltd.	20,280	180,114
Nippon Building Fund, Inc.	22	180,070
London Stock Exchange Group plc	14,589	180,026
Ageas	115,687	179,650
Man Group plc	92,075	179,617
Assicurazioni Generali SpA	11,930	179,548
Hang Lung Properties Ltd.	63,060	179,438

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	27

S C H E D U L E   O F   I N V E S T M E N T S (continued)

December 31, 2011	Series D (MSCI EAFE Equal Weight Series)

	SHARES	VALUE
Mitsubishi Estate Company Ltd.	12,000	$179,291
Japan Real Estate Investment Corp.	23	179,291
Partners Group Holding AG	1,027	179,203
Bendigo and Adelaide Bank Ltd.	21,809	179,130
Mediobanca SpA	31,131	179,112
Aeon Mall Company Ltd.	8,400	178,324
City Developments Ltd.	25,850	177,369
Danske Bank A*	13,872	176,187
Israel Discount Bank Ltd. — Class A*	131,596	176,060
Dai-ichi Life Insurance Company Ltd.	179	176,047
Admiral Group plc	13,283	175,669
Mitsui Fudosan Company Ltd.	12,000	174,925
Ascendas Real Estate Investment Trust	123,760	174,605
Sony Financial Holdings, Inc.	11,800	173,850
Swiss Life Holding AG*	1,889	173,757
Deutsche Boerse AG*	3,279	171,896
Eurazeo	4,764	169,507
Keppel Land Ltd.	98,770	169,046
CapitaMalls Asia Ltd.	192,060	167,318
CapitaLand Ltd.	97,000	165,269
UniCredit SpA	18,724	155,556
National Bank of Greece S.A.*	73,871	154,864
Banco de Valencia S.A.*	1,150	915

Total Financials		39,809,428

Industrials — 19.3%
Orient Overseas International Ltd.	43,510	254,060
Mitsui OSK Lines Ltd.	62,000	240,042
Nippon Yusen Kabushiki Kaisha	89,000	227,790
Wolseley plc	6,761	223,879
Japan Steel Works Ltd.	32,000	222,424
Skanska AB — Class B	13,359	221,272
Koninklijke Boskalis Westminster N.V.	6,008	220,727
Balfour Beatty plc	52,987	217,840
Toyota Tsusho Corp.	12,210	215,900
SKF AB — Class B	10,180	215,356
G4S plc	50,926	214,904
Aggreko plc	6,859	214,767
NGK Insulators Ltd.	18,000	213,746
Koninklijke Philips Electronics N.V.	10,128	213,373
Keisei Electric Railway Company Ltd.	29,000	213,252
Auckland International Airport Ltd.	108,709	213,246
West Japan Railway Co.	4,900	212,947
TNT Express N.V.	28,481	212,810
Assa Abloy AB — Class B	8,483	212,734
MAN SE	2,390	212,479
Kintetsu Corp.	54,000	211,173
Kinden Corp.	25,000	211,121
Central Japan Railway Co.	25	211,121
Mitsubishi Logistics Corp.	19,000	211,056
Mitsubishi Electric Corp.	22,000	210,939
Atlantia SpA	13,145	210,422
Atlas Copco AB — Class A	9,742	209,487
NTN Corp.	52,000	209,432
Invensys plc	63,611	208,365
Fomento de Construcciones y Contratas S.A.	8,018	207,934
European Aeronautic Defence and Space Company N.V.	6,638	207,451
Bunzl plc	15,115	207,410
Marubeni Corp.	34,000	207,172
Atlas Copco AB — Class B	10,897	207,091
Furukawa Electric Company Ltd.	90,000	206,964
Experian plc	15,220	206,960
Wendel S.A.	3,102	206,733
BAE Systems plc	46,692	206,682
Hino Motors Ltd.	34,000	206,288
Kawasaki Kisen Kaisha Ltd.	114,020	205,909
JTEKT Corp.	20,910	205,650
Hochtief AG	3,552	205,444
Intertek Group plc	6,483	204,806
Vallourec S.A.	3,154	204,729
Neptune Orient Lines Ltd.	236,000	204,687
Keio Corp.	29,000	204,586
Sumitomo Corp.	15,110	204,555
Sandvik AB	16,660	204,419
Cobham plc	71,699	204,123
Brambles Ltd.	27,867	204,089
IHI Corp.	84,000	204,080
Yamato Holdings Company Ltd.	12,110	204,062
Alfa Laval AB	10,763	203,919
Mitsui & Company Ltd.	13,100	203,725
East Japan Railway Co.	3,200	203,716
Sumitomo Electric Industries Ltd.	18,710	203,702
Mitsubishi Heavy Industries Ltd.	47,710	203,311
NWS Holdings Ltd.	138,000	203,270
Abertis Infraestructuras S.A.	12,726	203,221
Babcock International Group plc	17,784	203,017
Odakyu Electric Railway Company Ltd.	21,000	202,988
Secom Company Ltd.	4,400	202,936
Amada Company Ltd.	32,000	202,884
Deutsche Post AG	13,193	202,825
Nippon Express Company Ltd.	52,000	202,676
Rolls-Royce Holdings plc*	17,441	202,216
ITOCHU Corp.	19,900	202,180
Dai Nippon Printing Company Ltd.	21,000	201,897

28	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E   O F   I N V E S T M E N T S (continued)

December 31, 2011	Series D (MSCI EAFE Equal Weight Series)

	SHARES	VALUE
Tokyu Corp.	41,000	$201,884
ABB Ltd.*	10,717	201,721
QR National Ltd.	57,590	201,460
Asciano Ltd.	43,683	201,067
Orkla ASA	26,924	200,993
MTR Corp.	61,920	200,511
Transurban Group	34,848	200,323
Mitsubishi Corp.	9,900	200,007
Vinci S.A.	4,578	200,004
Obayashi Corp.	45,000	199,948
Societe BIC S.A.	2,254	199,805
AP Moeller - Maersk A — Class A	32	199,676
Zardoya Otis S.A.	14,550	199,586
Volvo AB — Class B	18,239	199,546
Safran S.A.	6,642	199,453
Tobu Railway Company Ltd.	39,000	199,130
Hutchison Port Holdings Trust	321,000	199,020
Delek Group Ltd.*	1,057	198,867
GEA Group AG	7,025	198,636
Toppan Printing Company Ltd.	27,000	198,545
Adecco S.A.*	4,737	198,447
Kamigumi Company Ltd.	23,000	198,415
Sumitomo Heavy Industries Ltd.	34,000	198,337
Geberit AG*	1,028	198,092
AP Moeller - Maersk A — Class B	30	198,060
Nippon Sheet Glass Company Ltd.	105,770	197,881
Weir Group plc	6,269	197,753
Keikyu Corp.	22,000	197,506
Shimizu Corp.	47,060	197,484
Sojitz Corp.	127,600	197,277
SGS S.A.	119	197,003
Ferrovial S.A.	16,317	196,902
Schindler Holding AG — Participation Certificate	1,687	196,484
Bureau Veritas S.A.	2,690	195,984
Yangzijiang Shipbuilding Holdings Ltd.	279,060	195,779
Fraser and Neave Ltd.	40,920	195,593
JGC Corp.	8,140	195,436
Kajima Corp.	63,700	195,312
Noble Group Ltd.	223,980	195,126
THK Company Ltd.	9,900	195,119
Hutchison Whampoa Ltd.	23,280	194,984
NSK Ltd.	30,000	194,881
Campbell Brothers Ltd.	3,889	194,878
Thales S.A.	6,168	194,758
Koninklijke Vopak N.V.	3,684	194,629
Cathay Pacific Airways Ltd.	113,410	194,502
Scania AB — Class B	13,106	194,231
Schindler Holding AG	1,672	194,203
Chiyoda Corp.	19,070	193,995
ComfortDelGro Corporation Ltd.	177,830	193,994
SMC Corp.	1,200	193,634
Asahi Glass Company Ltd.	23,000	193,036
Legrand S.A.	6,000	192,947
Cosco Corporation Singapore Ltd.	286,000	192,930
JS Group Corp.	10,060	192,783
Fiat Industrial SpA*	22,477	192,702
Taisei Corp.	76,000	192,543
Keppel Corporation Ltd.	26,850	192,510
SembCorp Marine Ltd.	65,280	192,252
Kawasaki Heavy Industries Ltd.	77,000	192,075
Kurita Water Industries Ltd.	7,390	192,023
Bouygues S.A.	6,093	191,956
Securitas AB — Class B	22,201	191,605
Nidec Corp.	2,200	191,217
Schneider Electric S.A.	3,628	190,989
Eiffage S.A.	7,882	190,790
Ushio, Inc.	13,200	190,703
SembCorp Industries Ltd.	61,060	190,651
Siemens AG	1,990	190,412
Hitachi Construction Machinery Company Ltd.	11,300	190,266
Brenntag AG	2,043	190,222
International Consolidated Airlines Group S.A.*	84,423	190,095
Smiths Group plc	13,372	189,931
Sulzer AG	1,774	189,620
Edenred	7,703	189,597
Qantas Airways Ltd.*	126,654	189,142
Serco Group plc	25,684	189,045
Elbit Systems Ltd.*	4,577	187,907
Capita plc	19,154	186,825
Leighton Holdings Ltd.	9,590	186,768
Singapore Technologies Engineering Ltd.	90,000	186,647
Deutsche Lufthansa AG	15,678	186,351
Cie de St.-Gobain	4,842	185,879
Prysmian SpA	14,969	185,865
Metso Oyj	5,011	185,785
TOTO Ltd.	24,000	185,215
Komatsu Ltd.	7,900	184,645
Makita Corp.	5,700	184,471
Kubota Corp.	22,000	184,358
ACS Actividades de Construccion y Servicios S.A.	6,212	184,089
Toll Holdings Ltd.	42,600	183,882
Fuji Electric Company Ltd.	67,000	183,669
DSV A	10,242	183,667
Mabuchi Motor Company Ltd.	4,400	183,214
GS Yuasa Corp.	34,000	182,876
Kone Oyj — Class B	3,515	182,402
Singapore Airlines Ltd.	23,280	182,349

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	29

S C H E D U L E   O F   I N V E S T M E N T S (continued)

December 31, 2011	Series D (MSCI EAFE Equal Weight Series)

	SHARES	VALUE
Aeroports de Paris	2,657	$182,234
All Nippon Airways Company Ltd.	65,000	181,564
Kuehne + Nagel International AG	1,612	181,056
Daikin Industries Ltd.	6,600	180,756
Ryanair Holdings plc ADR*	6,482	180,589
Meggitt plc	32,844	179,919
FANUC Corp.	1,170	179,065
Alstom S.A.	5,894	178,708
Wartsila Oyj	6,072	175,383
Finmeccanica SpA	47,405	175,326
Groupe Eurotunnel S.A.	25,404	172,921
Fraport AG Frankfurt Airport Services Worldwide	3,441	169,211
Nabtesco Corp.	9,200	167,697
N.V. Bekaert S.A.	5,133	164,635
Vestas Wind Systems A*	14,333	154,717
Sydney Airport	56,566	153,905

Total Industrials		35,790,424

Consumer Discretionary — 13.3%
J Front Retailing Company Ltd.	46,000	222,320
Fast Retailing Company Ltd.	1,200	218,267
Fuji Heavy Industries Ltd.	36,000	217,487
Lagardere SCA	8,205	216,606
Sega Sammy Holdings, Inc.	10,000	216,058
Shimamura Company Ltd.	2,100	214,720
Daihatsu Motor Company Ltd.	12,000	214,213
Isetan Mitsukoshi Holdings Ltd.	20,310	212,942
Benesse Holdings, Inc.	4,400	212,940
Marui Group Company Ltd.	27,300	212,810
Modern Times Group AB — Class B	4,433	211,776
Koito Manufacturing Company Ltd.	15,000	210,472
Sekisui Chemical Company Ltd.	25,420	209,714
Intercontinental Hotels Group plc	11,669	209,511
Tatts Group Ltd.	83,605	208,660
ITV plc	197,121	208,495
Sankyo Company Ltd.	4,100	207,477
Pearson plc	11,034	207,193
Hennes & Mauritz AB — Class B	6,438	207,005
Toho Company Ltd.	11,600	206,771
Compass Group plc	21,754	206,441
Sky City Entertainment Group Ltd.	76,862	205,819
Hakuhodo DY Holdings, Inc.	3,580	205,581
ABC-Mart, Inc.	5,400	205,350
Dentsu, Inc.	6,700	204,473
Yue Yuen Industrial Holdings Ltd.	64,600	204,199
Sands China Ltd.*	72,150	203,911
NHK Spring Company Ltd.	23,000	203,794
Rakuten, Inc.	189	203,316
Toyota Motor Corp.	6,100	203,281
Stanley Electric Company Ltd.	13,800	202,778
Toyota Industries Corp.	7,400	201,416
Casio Computer Co. Ltd.	33,110	200,888
Oriental Land Company Ltd.	1,900	200,689
OPAP S.A.	22,694	200,582
Galaxy Entertainment Group Ltd.*	109,140	200,107
Jupiter Telecommunications Company Ltd.	197	199,636
Nokian Renkaat Oyj	6,199	199,587
Sumitomo Rubber Industries Ltd.	16,620	199,518
NOK Corp.	11,600	199,387
Shimano, Inc.	4,100	199,220
Jardine Cycle & Carriage Ltd.	5,360	198,846
WPP plc	18,946	198,773
Suzuki Motor Corp.	9,600	198,560
NGK Spark Plug Company Ltd.	16,000	198,519
USS Company Ltd.	2,190	198,030
Wolters Kluwer N.V.	11,452	197,918
Sodexo	2,756	197,833
Nitori Holdings Company Ltd.	2,100	196,986
Nissan Motor Company Ltd.	21,910	196,982
SJM Holdings Ltd.	120,630	196,944
Aisin Seiki Company Ltd.	6,900	196,682
TUI Travel plc	76,139	195,950
Reed Elsevier N.V.	16,796	195,770
Sony Corp.	10,900	195,710
GKN plc	68,783	195,500
Mediaset SpA	70,634	195,426
Takashimaya Company Ltd.	27,000	195,388
Honda Motor Company Ltd.	6,400	195,235
Sekisui House Ltd.	22,000	195,219
Crown Ltd.	23,562	194,974
Bridgestone Corp.	8,600	194,972
Husqvarna AB — Class B	42,306	194,915
Carnival plc	5,896	194,595
McDonald’s Holdings Company Japan Ltd.	7,210	194,559
Publicis Groupe S.A.	4,229	194,526
Next plc	4,575	194,412
TABCORP Holdings Ltd.	69,568	194,262
Isuzu Motors Ltd.	42,000	194,258
Eutelsat Communications S.A.	4,970	193,912
Echo Entertainment Group Ltd.*	52,802	193,893
Daimler AG	4,413	193,709
Denso Corp.	7,000	193,348
Mitsubishi Motors Corp.*	163,070	192,794
Mazda Motor Corp.*	109,000	192,595
PPR	1,344	192,447
Electrolux AB	12,069	192,365
Luxottica Group SpA	6,849	192,330
Axel Springer AG	4,471	192,118
Toyota Boshoku Corp.	18,410	192,065
SES S.A.	8,000	191,990
Reed Elsevier plc	23,840	191,986
Sanoma Oyj	16,726	191,881
Yamaha Corp.	20,910	191,795

30	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E   O F   I N V E S T M E N T S (continued)

December 31, 2011	Series D (MSCI EAFE Equal Weight Series)

	SHARES	VALUE
Nikon Corp.	8,600	$191,508
Genting Singapore plc*	164,330	191,302
Namco Bandai Holdings, Inc.	13,420	191,092
Asics Corp.	16,910	190,696
Sanrio Co. Ltd.	3,700	190,120
Swatch Group AG	508	190,101
Swatch Group AG/REG	2,850	189,939
Inditex S.A.	2,318	189,820
Renault S.A.	5,458	189,291
Lifestyle International Holdings Ltd.	85,520	188,513
Wynn Macau Ltd.	74,960	188,206
Cie Financiere Richemont S.A.	3,707	187,501
Kingfisher plc	48,153	187,496
Whitbread plc	7,715	187,288
Burberry Group plc	10,170	187,020
Accor S.A.	7,379	187,017
Cie Generale des Etablissements Michelin — Class B	3,149	186,128
Rinnai Corp.	2,600	186,124
British Sky Broadcasting Group plc	16,342	185,921
Adidas AG	2,853	185,560
Autogrill SpA	18,974	185,136
Marks & Spencer Group plc	38,331	185,091
Toyoda Gosei Company Ltd.	11,600	184,919
Yamada Denki Company Ltd.	2,700	183,812
Sharp Corp.	21,000	183,617
Shangri-La Asia Ltd.	106,270	183,352
Singapore Press Holdings Ltd.	64,340	183,035
Societe Television Francaise 1	18,736	182,862
Yamaha Motor Company Ltd.	14,400	182,222
Li & Fung Ltd.	98,040	181,523
Fiat SpA	39,485	181,393
Fairfax Media Ltd.	245,957	181,137
Continental AG*	2,901	180,555
Christian Dior S.A.	1,522	180,434
Pirelli & C SpA	21,347	179,699
JCDecaux S.A.*	7,799	179,597
Bayerische Motoren Werke AG	2,679	179,444
LVMH Moet Hennessy Louis Vuitton S.A.	1,262	178,664
Panasonic Corp.	20,910	177,668
Harvey Norman Holdings Ltd.	93,900	176,246
Kabel Deutschland Holding AG*	3,463	175,738
Volkswagen AG	1,293	173,432
Peugeot S.A.	10,807	169,360

Total Consumer Discretionary		24,795,961

Materials — 10.6%
Daicel Corp.	36,000	219,358
Boliden AB	14,756	215,468
Nisshin Steel Company Ltd.	140,000	214,629
CRH plc	10,763	213,937
SSAB AB — Class A	24,052	211,948
Holmen AB — Class B	7,332	210,609
HeidelbergCement AG	4,948	209,958
Antofagasta plc	11,135	209,954
Nippon Steel Corp.	84,000	209,536
Sumitomo Metal Industries Ltd.	115,040	209,245
Yamato Kogyo Company Ltd.	7,280	209,027
Iluka Resources Ltd.	13,128	208,136
James Hardie Industries SE	29,693	207,136
Hitachi Metals Ltd.	19,000	206,613
Nippon Paper Group, Inc.	9,400	205,171
Asahi Kasei Corp.	34,000	204,963
ArcelorMittal	11,195	204,704
Kazakhmys plc	14,206	204,424
Fletcher Building Ltd.	42,686	204,018
Sims Metal Management Ltd.	15,766	203,999
Cimpor Cimentos de Portugal SGPS S.A.	29,635	203,907
Air Water, Inc.	16,000	203,716
Boral Ltd.	55,252	203,454
Ube Industries Ltd.	74,000	202,858
JFE Holdings, Inc.	11,200	202,843
Maruichi Steel Tube Ltd.	9,080	202,551
Shin-Etsu Chemical Company Ltd.	4,100	201,884
Sika AG	107	201,629
Kobe Steel Ltd.	130,040	201,049
Kuraray Company Ltd.	14,130	201,018
Daido Steel Company Ltd.	32,000	200,806
Toyo Seikan Kaisha Ltd.	14,710	200,669
Svenska Cellulosa AB — Class B	13,538	200,633
OJI Paper Company Ltd.	39,000	200,143
Teijin Ltd.	65,000	200,143
BASF SE	2,864	199,729
Randgold Resources Ltd.	1,951	199,539
Umicore S.A.	4,836	199,448
Lafarge S.A.	5,667	199,179
Givaudan S.A.*	209	199,143
Stora Enso Oyj	33,247	199,116
Novozymes A — Class B	6,421	198,207
Voestalpine AG	7,036	197,308
Rexam plc	35,998	197,196
Akzo Nobel N.V.	4,078	197,158
Sumitomo Chemical Company Ltd.	54,000	197,142
Kaneka Corp.	37,000	197,090
Arkema S.A.	2,781	196,856
Amcor Ltd.	26,661	196,620
Syngenta AG*	669	195,864
Norsk Hydro ASA	42,204	195,740
Mitsubishi Materials Corp.	72,000	195,505
Xstrata plc	12,845	195,114
Linde AG	1,311	195,017
Air Liquide S.A.	1,573	194,582
Showa Denko K.K.	96,000	194,569
Salzgitter AG	3,889	194,412

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	31

S C H E D U L E   O F   I N V E S T M E N T S (continued)

December 31, 2011	Series D (MSCI EAFE Equal Weight Series)

	SHARES	VALUE
Anglo American plc	5,259	$194,277
BHP Billiton plc	6,633	193,370
Toray Industries, Inc.	27,000	193,283
Glencore International plc	31,691	192,947
Vedanta Resources plc	12,248	192,894
Mitsubishi Chemical Holdings Corp.	35,010	192,857
Sumitomo Metal Mining Company Ltd.	15,000	192,737
BHP Billiton Ltd.	5,469	192,546
Denki Kagaku Kogyo Kabushiki Kaisha	52,000	192,543
Johnson Matthey plc	6,734	191,922
JSR Corp.	10,400	191,867
Orica Ltd.	7,720	191,411
OZ Minerals Ltd.	18,632	190,770
Holcim Ltd.*	3,560	190,450
UPM-Kymmene Oyj	17,276	190,254
Incitec Pivot Ltd.	59,755	190,086
Eurasian Natural Resources Corp. plc	19,245	189,954
Israel Corporation Ltd.*	304	189,801
Koninklijke DSM N.V.	4,085	189,514
Mitsui Chemicals, Inc.	62,000	189,295
Lanxess AG	3,647	188,780
Taiyo Nippon Sanso Corp.	27,000	188,372
Yara International ASA	4,679	187,751
Israel Chemicals Ltd.*	18,111	187,666
Kansai Paint Company Ltd.	21,000	187,437
Rio Tinto plc	3,849	186,786
Acerinox S.A.	14,562	186,748
Rio Tinto Ltd.	3,013	185,837
Imerys S.A.	4,008	184,594
Tosoh Corp.	68,850	184,268
Lonmin plc	12,049	183,304
Hitachi Chemical Company Ltd.	10,400	183,219
Mitsubishi Gas Chemical Company, Inc.	33,000	183,071
ThyssenKrupp AG	7,951	182,377
Fresnillo plc	7,514	178,207
Fortescue Metals Group Ltd.	40,557	177,137
Nitto Denko Corp.	4,900	175,323
Solvay S.A.	2,117	174,401
Lynas Corporation Ltd.*	162,227	173,403
OneSteel Ltd.	235,329	168,496
K+S AG	3,702	167,291
Newcrest Mining Ltd.	5,525	167,279
Alumina Ltd.	143,320	163,455
Wacker Chemie AG	2,015	162,061

Total Materials		19,684,711

Consumer Staples — 7.0%
Toyo Suisan Kaisha Ltd.	9,140	221,464
Kikkoman Corp.	19,000	218,215
Coca Cola Hellenic Bottling Company S.A.*	12,442	213,337
Swedish Match AB	6,000	212,972
Lawson, Inc.	3,400	212,252
Ajinomoto Company, Inc.	17,280	207,441
Kirin Holdings Company Ltd.	17,000	206,730
Nisshin Seifun Group, Inc.	17,010	206,189
Unicharm Corp.	4,180	206,095
Koninklijke Ahold N.V.	15,301	206,026
Barry Callebaut AG*	207	203,959
Distribuidora Internacional de Alimentacion S.A.*	44,987	203,468
Imperial Tobacco Group plc	5,376	203,233
Aryzta AG	4,204	203,196
Kao Corp.	7,400	202,185
British American Tobacco plc	4,261	202,180
Woolworths Ltd.	7,874	202,156
Kerry Group plc — Class A	5,508	201,610
Coca-Cola West Company Ltd.	11,600	201,195
Yamazaki Baking Company Ltd.	15,280	200,703
Seven & I Holdings Company Ltd.	7,200	200,650
Diageo plc	9,184	200,626
Shiseido Company Ltd.	10,900	200,383
Unilever N.V.	5,826	200,319
Suedzucker AG	6,275	200,167
Nippon Meat Packers, Inc.	16,000	198,727
Asahi Group Holdings Ltd.	9,050	198,707
Nestle S.A.	3,456	198,684
Heineken Holding N.V.	4,852	198,538
Unilever plc	5,899	198,176
Anheuser-Busch InBev N.V.	3,237	198,158
FamilyMart Company Ltd.	4,900	197,986
Aeon Company Ltd.	14,410	197,887
Japan Tobacco, Inc.	42	197,532
Beiersdorf AG	3,483	197,509
Nissin Foods Holdings Company Ltd.	5,040	197,422
Metcash Ltd.	47,774	197,419
Henkel AG & Company KGaA	4,063	196,643
SABMiller plc	5,568	195,963
Tate & Lyle plc	17,913	195,865
Golden Agri-Resources Ltd.	355,290	195,846
WM Morrison Supermarkets plc	38,637	195,690
Heineken N.V.	4,225	195,572
Yakult Honsha Company Ltd.	6,200	195,336
J Sainsbury plc	41,491	195,130
Pernod-Ricard S.A.	2,087	193,535
Tesco plc	30,744	192,648
L’Oreal S.A.	1,840	192,155
MEIJI Holdings Company Ltd.	4,600	190,945
Lindt & Spruengli AG — Participation Certificate	64	190,372

32	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E   O F   I N V E S T M E N T S (continued)

December 31, 2011	Series D (MSCI EAFE Equal Weight Series)

	SHARES	VALUE
Associated British Foods plc	11,074	$190,228
Carlsberg A — Class B	2,695	190,030
Coca-Cola Amatil Ltd.	16,072	189,218
Danone	2,993	188,120
Casino Guichard Perrachon S.A.	2,227	187,555
Wesfarmers Ltd.	6,214	187,504
Reckitt Benckiser Group plc	3,794	187,328
Kesko Oyj — Class B	5,545	186,280
Wilmar International Ltd.	48,280	186,107
Delhaize Group S.A.	3,279	184,180
Jeronimo Martins SGPS S.A.*	10,986	181,832
Colruyt S.A.	4,796	181,537
Olam International Ltd.	105,410	173,096
Carrefour S.A.	7,506	171,101
Lindt & Spruengli AG	5	167,093
Metro AG	4,063	148,271

Total Consumer Staples		12,938,676

Information Technology — 6.5%
Shimadzu Corp.	25,640	217,192
Keyence Corp.	900	217,020
Yahoo Japan Corp.	660	212,569
ASML Holding N.V.	5,048	212,143
Konami Corp.	7,010	209,927
Hexagon AB — Class B	13,986	209,101
Nomura Research Institute Ltd.	9,200	207,977
Itochu Techno-Solutions Corp.	4,600	206,483
Citizen Holdings Company Ltd.	35,210	204,481
NTT Data Corp.	64	204,381
FUJIFILM Holdings Corp.	8,600	203,687
Fujitsu Ltd.	39,000	202,676
Gree, Inc.	5,880	202,595
Hoya Corp.	9,400	202,484
Sage Group plc	44,299	202,419
Trend Micro, Inc.	6,700	200,295
ASM Pacific Technology Ltd.	17,800	199,736
Otsuka Corp.	2,900	199,688
Hitachi High-Technologies Corp.	9,200	199,610
Telefonaktiebolaget LM Ericsson — Class B	19,383	198,263
Yaskawa Electric Corp.	23,000	195,726
Oracle Corporation Japan	5,900	195,236
Dena Company Ltd.	6,500	194,992
ARM Holdings plc	21,224	194,983
Canon, Inc.	4,400	194,933
Square Enix Holdings Company Ltd.	9,910	194,543
NICE Systems Ltd.*	5,714	194,264
Foxconn International Holdings Ltd.*	301,150	194,263
Hitachi Ltd.	37,000	194,206
Konica Minolta Holdings, Inc.	26,010	193,968
Dassault Systemes S.A.	2,416	193,624
Computershare Ltd.	23,593	193,300
Hirose Electric Company Ltd.	2,200	192,932
Ricoh Company Ltd.	22,000	191,789
Rohm Company Ltd.	4,100	191,230
Seiko Epson Corp.	14,380	191,123
Amadeus IT Holding S.A. — Class A	11,688	189,594
Omron Corp.	9,400	188,928
Hamamatsu Photonics K.K.	5,380	188,234
Tokyo Electron Ltd.	3,700	188,197
Nippon Electric Glass Company Ltd.	19,000	188,099
Brother Industries Ltd.	15,110	185,513
Neopost S.A.	2,751	185,334
Murata Manufacturing Company Ltd.	3,600	184,981
Yokogawa Electric Corp.	20,480	184,924
STMicroelectronics N.V.	31,056	184,507
United Internet AG	10,264	183,298
NEC Corp.*	90,000	182,409
AtoS	4,142	181,760
Infineon Technologies AG	24,040	180,934
Toshiba Corp.	44,000	180,070
Nintendo Company Ltd.	1,300	179,031
Alcatel-Lucent*	114,565	178,945
Kyocera Corp.	2,210	177,730
Indra Sistemas S.A.	13,945	177,518
SAP AG	3,312	175,083
Elpida Memory, Inc.*	37,600	174,884
TDK Corp.	3,900	172,782
Capital Gemini S.A.	5,421	169,382
Advantest Corp.	17,700	168,560
Ibiden Company Ltd.	8,400	166,101
Sumco Corp.	22,360	165,296
Nokia Oyj	33,372	162,898

Total Information Technology		12,058,831

Health Care — 6.0%
Elan Corporation plc*	18,209	252,605
Taisho Pharmaceutical Holdings Co. Ltd.*	3,100	239,236
Alfresa Holdings Corp.	5,400	227,660
Cochlear Ltd.	3,563	225,956
Santen Pharmaceutical Company Ltd.	5,380	221,575
Dainippon Sumitomo Pharma Company Ltd.	19,110	217,740
Daiichi Sankyo Company Ltd.	10,900	216,102
Shionogi & Company Ltd.	16,700	214,581
Chugai Pharmaceutical Company Ltd.	13,000	214,330
Ono Pharmaceutical Company Ltd.	3,810	213,839
Eisai Company Ltd.	5,160	213,520
Suzuken Company Ltd.	7,700	213,483
Roche Holding AG	1,250	211,860

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	33

S C H E D U L E   O F   I N V E S T M E N T S (continued)

December 31, 2011	Series D (MSCI EAFE Equal Weight Series)

	SHARES	VALUE
Astellas Pharma, Inc.	5,200	$211,459
Takeda Pharmaceutical Company Ltd.	4,800	210,783
Smith & Nephew plc	21,560	209,455
Grifols S.A.*	12,442	209,312
Shire plc	6,006	209,140
Hisamitsu Pharmaceutical Company, Inc.	4,930	208,806
Kyowa Hakko Kirin Company Ltd.	17,000	208,055
Medipal Holdings Corp.	19,910	207,972
Ramsay Health Care Ltd.	10,531	207,679
Sanofi	2,818	206,951
Tsumura & Co.	7,000	206,444
CSL Ltd.	6,287	205,783
William Demant Holding A*	2,465	204,970
GlaxoSmithKline plc	8,961	204,801
Novartis AG	3,572	204,212
Otsuka Holdings Company Ltd.	7,230	203,270
Straumann Holding AG	1,177	203,121
Miraca Holdings, Inc.	5,080	202,289
Teva Pharmaceutical Industries Ltd.*	5,000	201,207
Getinge AB — Class B	7,892	199,977
AstraZeneca plc	4,317	199,473
Mitsubishi Tanabe Pharma Corp.	12,600	199,387
Merck KGaA	1,997	199,067
Novo Nordisk A — Class B	1,731	198,907
Bayer AG	3,110	198,815
Celesio AG	12,530	198,469
Actelion Ltd.*	5,775	198,279
UCB S.A.	4,704	197,900
Sonova Holding AG*	1,879	196,542
Sonic Healthcare Ltd.	17,034	196,536
Olympus Corp.	14,930	196,299
Synthes, Inc.[1]	1,164	195,177
Terumo Corp.	4,140	194,979
Fresenius Medical Care AG & Co. KGaA	2,864	194,578
Cie Generale d’Optique Essilor International S.A.	2,756	194,552
Fresenius SE & Company KGaA	2,085	192,864
Lonza Group AG*	3,236	191,204
QIAGEN N.V.*	13,740	189,364
Sysmex Corp.	5,720	186,381
Coloplast A — Class B	1,293	185,946
Orion Oyj — Class B	9,538	185,761
Grifols S.A.*	1,244	13,525

Total Health Care		11,112,178

Utilities — 4.7%
Toho Gas Company Ltd.	34,000	216,448
Tokyo Gas Company Ltd.	46,000	211,563
Hokuriku Electric Power Co.	11,300	210,967
EDP Renovaveis S.A.*	33,931	207,604
Osaka Gas Company Ltd.	52,000	205,379
Chugoku Electric Power Company, Inc.	11,710	205,233
Electric Power Development Company Ltd.	7,700	204,780
Shikoku Electric Power Company, Inc.	7,100	203,490
Kyushu Electric Power Company, Inc.	14,210	203,448
Hokkaido Electric Power Company, Inc.	14,200	202,198
Verbund AG	7,533	202,131
SP AusNet	208,325	200,302
Chubu Electric Power Company, Inc.	10,710	199,952
Cheung Kong Infrastructure Holdings Ltd.	34,080	199,655
Kansai Electric Power Company, Inc.	13,000	199,467
GDF Suez	7,262	198,477
AGL Energy Ltd.	13,529	198,303
International Power plc ADR	37,726	197,580
Contact Energy Ltd.*	47,727	195,790
Gas Natural SDG S.A.	11,369	195,160
Enagas S.A.	10,506	194,281
Enel SpA	47,659	193,905
EDP — Energias de Portugal S.A.	61,640	190,723
Hong Kong & China Gas Company Ltd.	82,200	190,508
SSE plc	9,466	189,805
Red Electrica Corp. S.A.	4,434	189,725
Snam Rete Gas SpA	42,820	188,735
CLP Holdings Ltd.	22,140	188,287
Terna Rete Elettrica Nazionale SpA	55,840	188,169
United Utilities Group plc	19,971	187,815
Centrica plc	41,618	186,937
Acciona S.A.	2,159	186,438
Enel Green Power SpA	89,260	186,432
Power Assets Holdings Ltd.	25,100	185,666
Iberdrola S.A.	29,555	185,075
Severn Trent plc	7,968	185,015
National Grid plc	19,065	184,920
Fortum Oyj	8,498	181,342
Tohoku Electric Power Company, Inc.	18,710	179,637
EDF S.A.	7,310	177,843
A2A SpA	189,110	177,792
E.ON AG	8,166	176,159
Veolia Environnement S.A.	16,002	175,375
Suez Environnement Co.	15,046	173,309
RWE AG	4,797	168,539
Tokyo Electric Power Company, Inc.*	52,820	125,582

Total Utilities		8,795,941

34	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E   O F   I N V E S T M E N T S (continued)

December 31, 2011	Series D (MSCI EAFE Equal Weight Series)

	SHARES	VALUE
Energy — 4.0%
Fugro N.V.	3,680	$213,800
Royal Dutch Shell plc — Class B	5,545	211,345
Royal Dutch Shell plc — Class A	5,694	209,684
Cie Generale de Geophysique — Veritas*	8,870	208,105
Cosmo Oil Company Ltd.	74,000	206,704
Tenaris S.A.	11,169	206,397
Repsol YPF S.A.	6,719	206,374
Tullow Oil plc	9,315	202,692
Petrofac Ltd.	9,017	201,669
BG Group plc	9,381	200,558
Showa Shell Sekiyu K.K.	29,600	199,589
Statoil ASA	7,769	199,385
AMEC plc	14,131	199,065
BP plc	27,826	198,998
Technip S.A.	2,110	198,289
Idemitsu Kosan Company Ltd.	1,900	195,998
Total S.A.	3,832	195,877
SBM Offshore N.V.	9,494	195,593
WorleyParsons Ltd.	7,400	194,301
ENI SpA	9,320	193,094
JX Holdings, Inc.	31,810	192,174
Seadrill Ltd.	5,730	191,604
Saipem SpA	4,481	190,490
Subsea 7 S.A.*	10,262	190,447
OMV AG	6,240	189,279
Inpex Corp.	30	189,035
TonenGeneral Sekiyu K.K.	17,280	188,807
Santos Ltd.	15,057	188,511
Caltex Australia Ltd.	15,587	187,653
Japan Petroleum Exploration Co.	4,770	186,536
Origin Energy Ltd.	13,665	186,458
Aker Solutions ASA	17,714	186,437
Lundin Petroleum AB*	7,504	184,476
Cairn Energy plc*	44,702	184,196
Woodside Petroleum Ltd.	5,847	183,128
Galp Energia SGPS S.A. — Class B	12,165	179,149
Neste Oil Oyj	16,239	164,019
Transocean Ltd.	4,070	157,158
Essar Energy plc*	54,019	143,805

Total Energy		7,500,879

Telecommunication Services — 3.6%
Telstra Corporation Ltd.	61,095	208,097
Telecom Corporation of New Zealand Ltd.	126,870	204,430
TeliaSonera AB	29,892	203,128
NTT DoCoMo, Inc.	110	202,222
Vodafone Group plc	72,275	200,823
Telekom Austria AG	16,719	199,871
Nippon Telegraph & Telephone Corp.	3,900	199,383
Belgacom S.A.	6,334	198,688
Tele2 AB — Class B	10,160	197,661
BT Group plc	66,425	196,949
Iliad S.A.	1,595	196,808
Swisscom AG	518	196,270
StarHub Ltd.	85,980	192,893
Millicom International Cellular S.A.	1,925	192,847
Koninklijke KPN N.V.	16,089	192,485
Telenor ASA	11,676	191,506
Vivendi S.A.	8,742	191,413
Telecom Italia SpA	177,069	190,416
TDC A/S	23,607	189,310
Elisa Oyj	9,034	188,571
Singapore Telecommunications Ltd.	79,060	188,340
Telecom Italia SpA	209,812	187,887
Mobistar S.A.	3,575	187,320
Inmarsat plc	29,516	185,481
Cellcom Israel Ltd.*	10,972	183,433
France Telecom S.A.	11,578	181,817
Telefonica S.A.	10,491	181,717
KDDI Corp.	28	180,070
Softbank Corp.	6,100	179,664
Bezeq The Israeli Telecommunication Corporation Ltd.*	97,794	179,118
PCCW Ltd.	520,210	178,838
Portugal Telecom SGPS S.A.	31,036	178,726
Deutsche Telekom AG	15,445	177,185
Partner Communications Company Ltd.*	19,572	172,821
Hellenic Telecommunications Organization S.A.	46,351	172,748
Chorus Ltd.*	7	17

Total Telecommunication Services		6,648,953

Total Common Stocks (Cost $217,691,245)		179,135,982

PREFERRED STOCKS†† — 0.6%
Henkel AG & Company KGaA†	3,339	192,670
ProSiebenSat.1 Media AG†	10,342	188,906
Porsche Automobil Holding SE†	3,445	184,343
Bayerische Motoren Werke AG†	3,819	180,633
RWE AG†	5,398	177,675
Volkswagen AG†	1,181	176,902
Rolls-Royce Holdings plc*	1,462,110	2,271

Total Preferred Stocks (Cost $1,321,027)		1,103,400

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	35

S C H E D U L E   O F   I N V E S T M E N T S (concluded)

December 31, 2011	Series D (MSCI EAFE Equal Weight Series)

	SHARES	VALUE
EXCHANGE TRADED FUNDS† — 2.3%
iShares MSCI EAFE Index Fund	72,534	$3,592,609
iShares MSCI Japan Index Fund	58,464	532,607
iShares MSCI Hong Kong Index Fund	4,302	66,552
iShares MSCI Singapore Index Fund	6,003	65,012

Total Exchange Traded Funds (Cost $4,591,114)		4,256,780

SHORT TERM INVESTMENTS†† — 0.5%
State Street General Account U.S. Government Fund	898,624	898,624

Total Short Term Investments (Cost $898,624)		898,624

Total Investments — 99.8% (Cost $224,502,010)		$185,394,786

Cash & Other Assets, Less Liabilities — 0.2%		351,980

Total Net Assets — 100.0%		$185,746,766

INVESTMENT CONCENTRATION

At December 31, 2011, the investment diversification of the Series was as follows:

Country	% of Net Assets	Value
Japan	33.7%	$62,665,292
United Kingdom	10.7%	19,770,567
France	7.0%	12,914,429
Australia	6.9%	12,753,921
Germany	5.0%	9,367,899
Switzerland	4.1%	7,565,798
Hong Kong	3.7%	6,831,892
Sweden	3.6%	6,725,869
Singapore	2.9%	5,406,462
United States	2.9%	5,350,581
Italy	2.9%	5,317,439
Spain	2.8%	5,153,644
Netherlands	2.7%	4,994,985
Finland	1.5%	2,774,061
Israel	1.3%	2,442,255
Denmark	1.2%	2,268,010
Belgium	1.2%	2,250,307
Austria	0.9%	1,633,614
Norway	0.8%	1,556,996
Portugal	0.7%	1,351,748
New Zealand	0.6%	1,023,320
Ireland	0.4%	803,272
Luxembourg	0.4%	795,938
Greece	0.4%	741,531
Jersey	0.3%	599,446
Bermuda	0.3%	570,698
China	0.2%	397,533
Macau	0.2%	392,117
Mauritius	0.2%	339,651
Iran (Islamic Republic of)	0.1%	252,605
Bangladesh	0.1%	191,604
Isle Of Man	0.1%	191,302

Total Investments	99.8%	$185,394,786

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, except as noted — See Note 4.
[1]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $195,177 (cost $194,376), or 0.1% of total net assets.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

36	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Series D (MSCI EAFE Equal Weight Series)

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
December 31, 2011

ASSETS:
Investments, at value (cost $224,502,010)	$185,394,786
Foreign currency, at value (cost $13,813)	13,827
Prepaid expenses	1,159
Cash	2,034
Receivables:
Fund shares sold	207,912
Securities sold	207,436
Dividends	192,534
Foreign taxes reclaim	76,241
Interest	373

Total assets	186,096,302

LIABILITIES:
Payable for:
Fund shares redeemed	113,102
Management fees	110,843
Professional fees	41,440
Fund accounting/administration fees	23,752
Transfer agent/maintenance fees	2,246
Directors’ fees*	1,166
Miscellaneous	56,987

Total liabilities	349,536

NET ASSETS	$185,746,766

NET ASSETS CONSIST OF:
Paid in capital	$252,066,278
Undistributed net investment income	1,977,489
Accumulated net realized loss on investments	(29,185,115)
Net unrealized depreciation on investments and foreign currency	(39,111,886)

Net assets	$185,746,766

Capital shares outstanding	21,530,161
Net asset value per share	$8.63

S T A T E M E N T O F O P E R A T I O N S
For the Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $608,497)	$5,761,075
Interest	175

Total investment income	5,761,250

EXPENSES:
Management fees	1,920,345
Transfer agent/maintenance fees	25,264
Fund accounting/administration fees	354,103
Custodian fees	307,756
Directors’ fees*	20,813
Miscellaneous	237,590

Total expenses	2,865,871

Net investment income	2,895,379

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	39,496,206
Futures contracts	1,465,730
Foreign currency	(525,361)

Net realized gain	40,436,575

Net change in unrealized appreciation (depreciation) on:
Investments	(80,179,750)
Foreign currency	35,291

Net change in unrealized appreciation (depreciation)	(80,144,459)

Net realized and unrealized loss	(39,707,884)

Net decrease in net assets resulting from operations	$(36,812,505)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	37

S T A T E M E N T S O F C H A N G E S
I N N E T A S S E T S	Series D (MSCI EAFE Equal Weight Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,895,379	$1,249,884
Net realized gain on investments and foreign currency	40,436,575	23,779,086
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(80,144,459)	12,068,682
Net increase (decrease) in net assets resulting from operations	(36,812,505)	37,097,652
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	11,891,306	32,674,755
Cost of shares redeemed	(58,976,775)	(70,209,110)
Net decrease from capital share transactions	(47,085,469)	(37,534,355)
Net decrease in net assets	(83,897,974)	(436,703)
NET ASSETS:
Beginning of year	269,644,740	270,081,443
End of year	$185,746,766	$269,644,740
Undistributed net investment income at end of year	$1,977,489	$382,985
CAPITAL SHARE ACTIVITY:
Shares sold	1,188,367	3,626,239
Shares redeemed	(5,964,233)	(7,794,783)
Net decrease in shares	(4,775,866)	(4,168,544)

38	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

F I N A N C I A L H I G H L I G H T S	Series D (MSCI EAFE Equal Weight Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008[e]	Year Ended December 31, 2007[f]
Per Share Data
Net asset value, beginning of period	$10.25	$8.86	$7.40	$12.01	$11.03
Income (loss) from investment operations:
Net investment income[a]	.12	.04	.09	.11	.08
Net gain (loss) on investments (realized and unrealized)	(1.74)	1.35	1.37	(4.72)	.90

Total from investment operations	(1.62)	1.39	1.46	(4.61)	.98
Net asset value, end of period	$8.63	$10.25	$8.86	$7.40	$12.01

Total Return[b]	(15.80% )	15.69%	19.73%	(38.38% )	8.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$185,747	$269,645	$270,081	$275,965	$550,177
Ratios to average net assets:
Net investment income	1.23%	0.49%	1.12%	1.09%	0.67%
Total expenses[c]	1.21%	1.26%	1.27%	1.26%	1.26%
Net expenses[d]	1.21%	1.26%	1.27%	1.25%	1.26%
Portfolio turnover rate	171%	283%	317%	302%	115%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Security Investors, LLC (“SI”) became the sub-advisor of Series D effective May 1, 2008. Prior to May 1, 2008, Oppenheimer sub-advised 50% of Series D and SI sub-advised 50%.
[f]

Security Global Investors, LLC (SGI) became sub-advisor of 50% of Series D effective August 1, 2007. Oppenheimer sub-advised the remaining 50%. Prior to August 1, 2007, Oppenheimer sub-advised the Series.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	39

M A N A G E R S ’ C O M M E N T A R Y	Series E (U.S. Intermediate Bond Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Series E (U.S. Intermediate Bond Series) gained 5.16%, underperforming the benchmark Barclays Capital U.S. Intermediate Government/Credit Bond® Index* return of 5.80%.

The U.S. Intermediate Bond Series primarily invests in a diversified portfolio of investment-grade debt securities and maintain a dollar-weighted average duration of 3 to 10 years. The Series’ investment approach uses a bottom-up process in selecting asset classes and securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, cash flow, position in its market, capital structure and general economic and market factors. Relative-value analysis includes earnings growth, profitability trends, the issuer’s financial strength and valuation analysis. Relative valuation also compares the credit risk and yield of a security to that of other securities of the same or another asset class.

Composition of Portfolio Assets

At the end of the year, the fund held 65% in corporate issues, 31% in U.S. Government securities. Other securities, such as asset-backed securities, preferred stock and cash constituted 4% of the portfolio.

U.S. Intermediate Bond Market Review

The bond market experienced a strong rally in 2011, as interest rates across the entire maturity spectrum declined significantly. The Federal Reserve staked out its position to keep the federal funds rate close to zero until 2013, which caused investors to buy longer assets to obtain higher yields. A flight to the safety of U.S. Treasuries due to the spreading European debt crisis also increased demand, despite the downgrading of U.S. credit quality from AAA to AA+. The 30-year U.S. Treasury bond declined 145 basis points in 2011, spearheading the bond market rally.

The intermediate Treasury portion of the Barclays index returned 6.57% in 2011, while the intermediate corporate sector returned 5.52%. Investment-grade bond issuance ran slightly ahead of the pace from 2010 at $874 billion.

Domestic economic fundamentals slowly began to improve late in the year. The four-week moving average for jobless claims fell to 373,250 for the week ended December 31, the lowest level since June, 2008. Also, the unemployment rate ended the year at 8.5%, down from 9.8% in November 2010. This improvement forms the basis for our 2012 outlook.

Outlook

The upcoming year will be filled with tremendous challenges, issues and opportunities for our portfolios. An evolving debt crisis in Europe, highlighted by the prospect of austerity and tighter fiscal integration, will play out through 2012 and beyond. In the United States, elections for president and many congressional seats will color the fiscal debate in which many tax breaks are set to expire after 2012. These political difficulties are offset by the relatively healthy economic fundamentals the U.S. economy is experiencing.

40  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

M A N A G E R S ’ C O M M E N T A R Y (concluded)	Series E (U.S. Intermediate Bond Series)
December 31, 2011	(Unaudited)

Our investment process examines the yield curve – the difference between yields on three-month and 10-year maturity Treasuries to project the economic landscape. Over the last thirty years, a yield curve with its current shape has typically produced GDP growth of 2.7% within three quarters, so we feel cautiously optimistic about U.S. growth prospects. Also, the Cleveland Federal Reserve places only a 6.5% chance of recession in the U.S. within the next twelve months, supporting our view. Because of this outlook, we will look to selectively add to our higher quality corporate bond holdings, recognizing the political risk inherent in 2012.

Thank you for your investment in the U.S. Intermediate Bond Series. We recognize there are many investment fund alternatives available today and appreciate the confidence you place in us.

Sincerely,

Daniel W. Portanova, Portfolio Manager

The opinions and forecasts expressed are those of Daniel Portanova as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*Barclays Capital U.S. Intermediate Government/Credit Bond® Index – The index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) is/are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund(s). Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  41

P E R F O R M A N C E R E P O R T A N D F U N D P R O F I L E (Unaudited) December 31, 2011

SERIES E (U.S. INTERMEDIATE BOND SERIES)

OBJECTIVE: Seeks to provide current income.

Cumulative Fund Performance*

The Barclays Capital U.S. Intermediate Government/Credit Bond® Index is an unmanaged index that tracks U.S. dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years.

Average Annual Returns*

Periods Ended 12/31/111

	1 Year	5 Year	10 Year
Series E (U.S. Intermediate Bond Series)	5.16%	2.59%	3.47%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.80%	5.88%	5.20%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:	April 26, 1985

Portfolio Composition by Quality Rating (Based on Standard and Poor’s Ratings)
Fixed Income Instruments
AA+	38.9%
BBB+	12.4%
A	11.8%
AA-	10.0%
A-	9.5%
BBB	4.6%
BB+	3.8%
Other	8.9%
Other Instruments Preferred Stocks	0.1%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

42  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

S C H E D U L E   O F   I N V E S T M E N T S

December 31, 2011	Series E (U.S. Intermediate Bond Series)

	SHARES	VALUE
PREFERRED STOCKS††† — 0.1%
Woodbourne Capital
Trust III*,1,2,3,4,5	300,000	$41,905
Woodbourne Capital
Trust II*,1,2,3,4,5	300,000	41,905
Woodbourne Capital
Trust I*,1,2,3,4,5	300,000	41,904
Woodbourne Capital
Trust IV*,1,2,3,4,5	300,000	41,904

Total Preferred Stocks
(Cost $1,205,796)		167,618

	FACE AMOUNT
CORPORATE BONDS†† — 65.4%
Financials — 21.0%
General Electric Capital Corp.
6.00% due 06/15/12	$2,000,000	2,044,960
2.80% due 01/08/13	2,000,000	2,038,000
3.35% due 10/17/16	750,000	781,049
Ford Motor Credit Company LLC
5.00% due 05/15/18	2,000,000	2,005,186
3.87% due 01/15/15	2,000,000	1,992,536
7.00% due 04/15/15	500,000	537,500
JPMorgan Chase & Co.
4.65% due 06/01/14	2,000,000	2,111,776
6.30% due 04/23/19	1,000,000	1,132,636
Raymond James Financial, Inc.
8.60% due 08/15/19	2,000,000	2,324,114
Citigroup, Inc.
8.50% due 05/22/19	1,000,000	1,177,086
6.37% due 08/12/14	500,000	524,760
4.75% due 05/19/15	500,000	506,380
Wells Fargo & Co.
4.37% due 01/31/13	2,000,000	2,067,002
Berkshire Hathaway Finance Corp. 4.75% due 05/15/12	1,800,000	1,825,020
New York Life Global Funding
2.45% due 07/14/16[4,5]	1,500,000	1,537,071
Standard Chartered plc
6.40%[2,3,4,5]	1,750,000	1,425,169
RenaissanceRe Holdings Ltd.
5.87% due 02/15/13	1,000,000	1,027,196
USAA Capital Corp.
1.05% due 09/30/14[4,5]	500,000	498,492
Residential Capital LLC
8.50% due 06/01/12	650,000	403,000

Total Financials		25,958,933

Consumer Discretionary — 11.1%
Omnicom Group, Inc.
6.25% due 07/15/19	4,500,000	5,129,780
Rensselaer Polytechnic Institute
5.60% due 09/01/20	3,000,000	3,376,230
Starbucks Corp.
6.25% due 08/15/17	2,000,000	2,374,588
Johns Hopkins University
5.25% due 07/01/19	$1,500,000	$1,783,605
Walt Disney Co.
1.35% due 08/16/16	1,000,000	1,002,767

Total Consumer Discretionary		13,666,970

Materials — 6.1%
Praxair, Inc.
4.62% due 03/30/15	1,500,000	1,655,745
5.20% due 03/15/17	1,000,000	1,153,552
4.38% due 03/31/14	1,000,000	1,072,609
Sherwin-Williams Co.
3.12% due 12/15/14	2,500,000	2,634,317
Airgas, Inc.
4.50% due 09/15/14	1,000,000	1,059,559

Total Materials		7,575,782

Consumer Staples — 5.8%
General Mills, Inc.
5.70% due 02/15/17	1,200,000	1,405,990
5.25% due 08/15/13	1,000,000	1,068,678
Brown-Forman Corp.
5.00% due 02/01/14	2,000,000	2,155,232
Colgate-Palmolive Co.
1.30% due 01/15/17	2,000,000	1,986,654
Coca-Cola Co.
1.80% due 09/01/16	500,000	508,576

Total Consumer Staples		7,125,130

Information Technology — 5.7%
Google, Inc.
1.25% due 05/19/14	2,500,000	2,537,620
Amphenol Corp.
4.75% due 11/15/14	2,000,000	2,142,940
Texas Instruments, Inc.
2.37% due 05/16/16	1,200,000	1,250,005
Microsoft Corp.
2.95% due 06/01/14	1,000,000	1,062,272

Total Information Technology		6,992,837

Health Care — 5.2%
Wyeth
5.50% due 03/15/13	2,000,000	2,114,206
AstraZeneca plc
5.90% due 09/15/17	1,750,000	2,113,829
Novartis Securities Investment Ltd.
5.12% due 02/10/19	1,000,000	1,175,252
GlaxoSmithKline Capital, Inc.
4.85% due 05/15/13	500,000	529,163
Medtronic, Inc.
3.00% due 03/15/15	500,000	528,012

Total Health Care		6,460,462

Utilities — 3.9%
American Water Capital Corp.
6.08% due 10/15/17	3,000,000	3,489,738

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	43

S C H E D U L E   O F   I N V E S T M E N T S   (concluded)

December 31, 2011	Series E (U.S. Intermediate Bond Series)

	FACE AMOUNT	VALUE
Oncor Electric Delivery Company LLC
6.37% due 01/15/15	$600,000	$685,609
Duke Energy Ohio, Inc.
5.70% due 09/15/12	600,000	620,173
East Coast Power LLC
7.07% due 03/31/12	18,089	18,159

Total Utilities		4,813,679

Telecommunication Services — 3.6%
Verizon Communications, Inc.
1.95% due 03/28/14	3,000,000	3,061,968
AT&T, Inc.
4.85% due 02/15/14	1,300,000	1,401,231

Total Telecommunication Services		4,463,199

Industrials — 1.7%
United Parcel Service, Inc.
3.12% due 01/15/21	2,000,000	2,121,596

Energy — 1.3%
Statoil ASA
2.90% due 10/15/14	1,500,000	1,574,063

Total Corporate Bonds
(Cost $75,767,321)		80,752,651

U.S. GOVERNMENT SECURITIES† — 30.6%
U.S. Treasury Notes
0.50% due 11/15/13	5,000,000	5,023,045
2.75% due 02/15/19	3,250,000	3,559,511
2.25% due 03/31/16	3,000,000	3,199,923
2.13% due 05/31/15	3,000,000	3,167,109
1.75% due 07/31/15	3,000,000	3,131,250
1.00% due 10/31/16	3,000,000	3,029,064
0.12% due 09/30/13	3,000,000	2,994,024
2.25% due 05/31/14	2,500,000	2,615,430
1.38% due 04/15/12	2,500,000	2,509,472
2.25% due 07/31/18	2,000,000	2,127,188
2.00% due 01/31/16	2,000,000	2,110,000
3.13% due 05/15/19	1,500,000	1,681,875
2.63% due 08/15/20	1,500,000	1,617,774
2.12% due 08/15/21	1,000,000	1,025,625

Total U.S. Government Securities
(Cost $36,288,980)		37,791,290

MORTGAGE BACKED SECURITIES†† — 0.7%
Homebanc Mortgage Trust
2006-1,
2.47% due 04/25/37[2]	1,069,126	617,193

Chase Mortgage Finance Corp.
2005-A1 2A2,
2.81% due 12/25/35[2]	208,473	200,510

JP Morgan Mortgage Trust
2006-A3,
2.81% due 04/25/36[2]	107,755	68,902

Ginnie Mae I
#518436,
7.25% due 09/15/29	17,458	20,428

Fannie Mae[6]
FNR 1990-68 J,
6.95% due 07/25/20	1,637	1,803
FNR 1990-103 K,
7.50% due 09/25/20	595	655

Total Fannie Mae		2,458

Freddie Mac[6]
FHR 188 H,
7.00% due 09/15/21	748	834

Total Mortgage Backed Securities
(Cost $1,408,082)		910,325

ASSET BACKED SECURITIES†† — 0.1%
Credit-Based Asset Servicing and Securitization LLC
0.55% due 08/25/35[2]	186,791	172,450

Total Asset Backed Securities
(Cost $186,791)		172,450

Total Investments — 96.9%
(Cost $114,856,970)		$119,794,334

Cash & Other Assets, Less Liabilities — 3.1%		3,780,570

Total Net Assets — 100.0%		$123,574,904

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Variable rate security. Rate indicated is rate effective at December 31, 2011.
[3]	Perpetual maturity.
[4]	Security was acquired through a private placement.
[5]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $3,628,350 (cost $4,941,686), or 2.9% of total net assets.
[6]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
plc	— Public Limited Company

44	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Series E (U.S. Intermediate Bond Series)

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
December 31, 2011

ASSETS:
Investments, at value
(cost $114,856,970)	$119,794,334
Cash	2,686,365
Prepaid expenses	539
Receivables:
Interest	1,176,656
Fund shares sold	105,187
Investment advisor	13,172

Total assets	123,776,253

LIABILITIES:
Payable for:
Fund shares redeemed	86,440
Management fees	78,910
Fund accounting/administration fees	9,995
Transfer agent/maintenance fees	2,250
Directors’ fees*	2,180
Miscellaneous	21,574

Total liabilities	201,349

NET ASSETS	$123,574,904

NET ASSETS CONSIST OF:
Paid in capital	$132,085,038
Undistributed net investment income	2,419,921
Accumulated net realized loss on investments	(15,867,419)
Net unrealized appreciation on investments	4,937,364

Net assets	$123,574,904

Capital shares outstanding	9,052,818
Net asset value per share	$13.65

S T A T E M E N T O F O P E R A T I O N S
Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$4,358,226
Dividends	33,127

Total investment income	4,391,353

EXPENSES:
Management fees	974,632
Transfer agent/maintenance fees	25,253
Fund accounting/administration fees	123,452
Directors’ fees*	13,319
Custodian fees	5,304
Miscellaneous	53,667

Total expenses	1,195,627
Less:
Expenses waived by Advisor	(142,582)

Net expenses	1,053,045

Net investment income	3,338,308

NET REALIZED AND UNREALIZED GAIN (Loss):
Net realized gain (loss) on:
Investments	2,006,145

Net realized gain	2,006,145

Net change in unrealized appreciation
(depreciation) on:
Investments	1,351,543

Net change in unrealized appreciation
(depreciation)	1,351,543

Net realized and unrealized gain	3,357,688

Net increase in net assets resulting from operations	$6,695,996

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	45

S T A T E M E N T S O F C H A N G E S
I N N E T A S S E T S	Series E (U.S. Intermediate Bond Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,338,308	$3,587,347
Net realized gain (loss) on investments	2,006,145	(112,077)
Net change in unrealized appreciation (depreciation) on investments	1,351,543	4,402,681
Net increase in net assets resulting from operations	6,695,996	7,877,951
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	44,342,161	52,561,403
Cost of shares redeemed	(54,554,705)	(63,916,537)
Net decrease from capital share transactions	(10,212,544)	(11,355,134)
Net decrease in net assets	(3,516,548)	(3,477,183)
NET ASSETS:
Beginning of year	127,091,452	130,568,635
End of year	$123,574,904	$127,091,452
Undistributed net investment income at end of year	$2,419,921	$2,600,468
CAPITAL SHARE ACTIVITY:
Shares sold	3,325,643	4,129,189
Shares redeemed	(4,063,434)	(5,010,128)
Net decrease in shares	(737,791)	(880,939)

46	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

F I N A N C I A L H I G H L I G H T S	Series E (U.S. Intermediate Bond Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$12.98	$12.24	$11.29	$12.36	$12.01
Income (loss) from investment operations:
Net investment income[a]	.34	.35	.37	.58	.60
Net gain (loss) on investments (realized and unrealized)	.33	.39	.58	(1.65)	(.25)

Total from investment operations	.67	.74	.95	(1.07)	.35
Net asset value, end of period	$13.65	$12.98	$12.24	$11.29	$12.36

Total Return[b]	5.16%	6.05%	8.41%	(8.66% )	2.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,575	$127,091	$130,569	$99,070	$121,652
Ratios to average net assets:
Net investment income	2.57%	2.72%	3.08%	4.80%	4.90%
Total expenses	0.92%	0.92%	0.92%	0.93%	0.91%
Net expenses[c]	0.81%	0.79%	0.77%	0.78%	0.76%
Portfolio turnover rate	49%	38%	76%	34%	31%

a	Net investment income per share was computed using average shares outstanding throughout the period.
b	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
c	Net expense information reflects the expense ratios after expense waivers.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	47

M A N A G E R ’ S C O M M E N T A R Y	Series J (Mid Cap Growth Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Series J (Mid Cap Growth Series) returned -4.33%, compared with the benchmark, the Russell Midcap® Growth Index*, which returned -1.65% . The Series seeks to deliver long-term-capital appreciation by investing in a concentrated portfolio of midcap growth securities. It seeks to identify securities that are in the early-to-middle stages of growth and primarily invests in companies that offer unique proprietary products or are within profitable market niches with rapid growth potential.

The Series uses a combination of a qualitative top-down approach in reviewing growth trends that is based on several fixed income factors, such as bond spreads and interest rates, along with a quantitative, fundamental bottom-up approach.

The portfolio’s performance was helped by stock selection in Materials and Financials, the sectors contributing the most to the portfolio’s relative performance. However, this was not enough to offset the effects of poor stock selection in the Health Care and Consumer Staples sectors, which detracted the most from portfolio performance. The underweight to Consumer Staples also hurt performance; holdings in the portfolio amounted to less than a percent of the total portfolio size and had a loss of almost 3%, compared with a 14% return for the sector in the Index, which accounted for almost 6% of the Index weight.

The holdings contributing most to portfolio performance over the period were Goodrich Corp. and Nuance Communications. Leading detractors to performance were Rovi Corp. and Johnson Controls Inc.

Given the slope of the Treasury Yield Curve (the difference between the 3-month and 10-year), we continue to believe the U.S. economy will avoid recession, but turn in subpar 1.5% -2% growth over the next year or so. Additionally, bond spreads (10-year single-A bond) have widened, but not to the levels we saw in 2008. Both factors indicate a diminished risk environment but not a crisis such as 2008.

Since our indicators are not particularly positive, we expect to keep the beta of our portfolio similar to that of the benchmark. We will remain in cyclical names within certain sectors where the dollar’s strength is a tailwind, such as the consumer cyclical sector. We do anticipate that Europe will eventually provide a strong response to its sovereign crisis which should lift the markets.

We appreciate your business and the trust you place in us.

Sincerely,

Joseph O’Connor, Portfolio Manager

The opinions and forecasts expressed are those of Joseph O’Connor as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) is/are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund(s). Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

48  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

P E R F O R M A N C E   R E P O R T   A N D   F U N D   P R O F I L E   (Unaudited)   December 31, 2011

SERIES J (MID CAP GROWTH SERIES)

OBJECTIVE: Seeks capital appreciation.

Cumulative Fund Performance*

The Russell Midcap® Growth Index is an unmanaged index measuring the performance of the mid cap growth segment of the U.S. equity universe and which includes companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns*
Periods Ended 12/31/11[1]
	1 Year	5 Year	10 Year
Series J (Mid Cap Growth Series)	-4.33%	-1.66%	2.36%
Russell Midcap Growth Index	-1.65%	2.44%	5.29%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:	October 1, 1992

Ten Largest Holdings (% of Total Net Assets)
iShares Russell Midcap Growth
Index Fund	4.5%
Ball Corp.	3.3%
Oil States International, Inc.	2.9%
Airgas, Inc.	2.8%
Wyndham Worldwide Corp.	2.7%
Macy’s, Inc.	2.7%
Gardner Denver, Inc.	2.4%
Nuance Communications, Inc.	2.3%
Pioneer Natural Resources Co.	2.2%
Alliance Data Systems Corp.	2.2%
Top Ten Total	28.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  49

S C H E D U L E   O F   I N V E S T M E N T S

December 31, 2011	Series J (Mid Cap Growth Series)

	SHARES	VALUE
COMMON STOCKS† — 91.1%
Consumer Discretionary — 20.9%
Wyndham Worldwide Corp.	97,750	$3,697,883
Macy’s, Inc.	112,600	3,623,468
Penn National Gaming, Inc.*	79,040	3,009,053
Jarden Corp.	99,475	2,972,313
Priceline.com, Inc.*	5,420	2,534,988
Life Time Fitness, Inc.*	51,300	2,398,275
Dick’s Sporting Goods, Inc.	57,500	2,120,600
Las Vegas Sands Corp.*	41,350	1,766,885
O’Reilly Automotive, Inc.*	19,600	1,567,020
Tempur-Pedic International, Inc.*	28,000	1,470,840
BorgWarner, Inc.*	20,950	1,335,353
Bed Bath & Beyond, Inc.*	21,550	1,249,254
International Game Technology	43,850	754,220

Total Consumer Discretionary		28,500,152

Information Technology — 20.4%
Nuance Communications, Inc.*	126,070	3,171,921
Alliance Data Systems Corp.*	29,150	3,026,936
Check Point Software Technologies Ltd.*	55,775	2,930,418
SanDisk Corp.*	57,100	2,809,891
Electronic Arts, Inc.*	128,400	2,645,040
Cadence Design Systems, Inc.*	237,770	2,472,808
Intuit, Inc.	33,800	1,777,542
Rovi Corp.*	64,800	1,592,784
Adobe Systems, Inc.*	48,900	1,382,403
Solera Holdings, Inc.	30,700	1,367,378
Juniper Networks, Inc.*	65,400	1,334,814
VeriFone Systems, Inc.*	37,000	1,314,240
Autodesk, Inc.*	34,200	1,037,286
Citrix Systems, Inc.*	16,550	1,004,916

Total Information Technology		27,868,377

Industrials — 14.1%
Gardner Denver, Inc.	42,550	3,278,903
Stanley Black & Decker, Inc.	40,250	2,720,900
AMETEK, Inc.	64,625	2,720,712
Rockwell Automation, Inc.	29,300	2,149,741
Cooper Industries plc	39,100	2,117,265
Cummins, Inc.	22,100	1,945,242
Roper Industries, Inc.	22,040	1,914,615
Union Pacific Corp.	17,040	1,805,218
Joy Global, Inc.	8,050	603,509

Total Industrials		19,256,105

Health Care — 10.5%
CareFusion Corp.*	115,300	2,929,773
Endo Pharmaceuticals Holdings, Inc.*	64,600	2,230,638
Teva Pharmaceutical Industries Ltd. ADR	46,555	1,878,960
Intuitive Surgical, Inc.*	3,345	1,548,768
Thermo Fisher Scientific, Inc.*	32,825	1,476,140
Cepheid, Inc.*	42,000	1,445,220
Agilent Technologies, Inc.*	40,240	1,405,583
Covidien plc	30,900	1,390,809

Total Health Care		14,305,891

Materials — 10.4%
Ball Corp.	127,862	4,565,952
Airgas, Inc.	48,850	3,814,208
Albemarle Corp.	39,750	2,047,523
NewMarket Corp.	7,600	1,505,636
CF Industries Holdings, Inc.	9,200	1,333,816
Kaiser Aluminum Corp.	21,200	972,656

Total Materials		14,239,791

Energy — 9.0%
Oil States International, Inc.*	51,000	3,894,870
Pioneer Natural Resources Co.	34,200	3,060,216
Ensco plc ADR	62,850	2,948,922
QEP Resources, Inc.	80,800	2,367,440

Total Energy		12,271,448

Financials — 5.0%
Discover Financial Services	113,200	2,716,800
KeyCorp	286,550	2,203,569
T. Rowe Price Group, Inc.	33,650	1,916,368

Total Financials		6,836,737
Consumer Staples — 0.8%

Nu Skin Enterprises, Inc. — Class A	21,100	1,024,827
Total Common Stocks

(Cost $119,457,492)		124,303,328
EXCHANGE TRADED FUNDS† — 4.5%
iShares Russell Midcap Growth Index Fund	112,165	6,174,683

Total Exchange Traded Funds
(Cost $6,544,033)		6,174,683

Total Investments — 95.6%
(Cost $126,001,525)		$130,478,011

Cash & Other Assets, Less Liabilities — 4.4%		5,990,698

Total Net Assets — 100.0%		$136,468,709

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

ADR — American Depositary Receipt

plc — Public Limited Company

50	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Series J (Mid Cap Growth Series)

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
December 31, 2011

ASSETS:
Investments, at value
(cost $126,001,525)	$130,478,011
Cash	5,814,800
Prepaid expenses	670
Receivables:
Securities sold	509,742
Fund shares sold	388,934
Dividends	65,379

Total assets	137,257,536

LIABILITIES:
Payable for:
Securities purchased	496,914
Fund shares redeemed	166,143
Management fees	87,367
Fund accounting/administration fees	11,066
Transfer agent/maintenance fees	2,254
Directors’ fees*	584
Miscellaneous	24,499

Total liabilities	788,827

NET ASSETS	$136,468,709

NET ASSETS CONSIST OF:
Paid in capital	$161,352,272
Accumulated net realized loss on investments	(29,360,049)
Net unrealized appreciation on investments	4,476,486

Net assets	$136,468,709

Capital shares outstanding	4,747,200
Net asset value per share	$28.75

S TAT E M E N T O F O P E R AT I O N S
Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$1,251,870
Interest	839

Total investment income	1,252,709

EXPENSES:
Management fees	1,159,494
Transfer agent/maintenance fees	25,248
Fund accounting/administration fees	146,867
Directors’ fees*	13,771
Custodian fees	7,487
Miscellaneous	49,246

Total expenses	1,402,113

Net investment loss	(149,404)

NET REALIZED AND UNREALIZED GAIN (Loss):
Net realized gain (loss) on:
Investments	17,884,969

Net realized gain	17,884,969

Net change in unrealized appreciation (depreciation) on:
Investments	(24,499,861)

Net change in unrealized appreciation (depreciation)	(24,499,861)

Net realized and unrealized loss	(6,614,892)

Net decrease in net assets resulting from operations	$(6,764,296)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	51

S T A T E M E N T S O F C H A N G E S
I N N E T A S S E T S	Series J (Mid Cap Growth Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(149,404)	$(148,617)
Net realized gain on investments	17,884,969	27,380,262
Net change in unrealized appreciation (depreciation) on investments	(24,499,861)	6,259,709
Net increase (decrease) in net assets resulting from operations	(6,764,296)	33,491,354
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	15,343,716	20,323,993
Cost of shares redeemed	(41,499,200)	(38,700,127)
Net decrease from capital share transactions	(26,155,484)	(18,376,134)
Net increase (decrease) in net assets	(32,919,780)	15,115,220
NET ASSETS:
Beginning of year	169,388,489	154,273,269
End of year	$136,468,709	$169,388,489
Accumulated net investment loss at end of year	$—	$—
CAPITAL SHARE ACTIVITY:
Shares sold	506,362	779,286
Shares redeemed	(1,396,435)	(1,516,423)
Net decrease in shares	(890,073)	(737,137)

52	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

F I N A N C I A L H I G H L I G H T S	Series J (Mid Cap Growth Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010		Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$30.05	$24.20		$16.81		$28.00	$31.26
Income (loss) from investment operations:
Net investment loss[a]	(.03)	(.02)		(.03)		(.01)	(.04)
Net gain (loss) on investments (realized and unrealized)	(1.27)	5.87		7.42		(11.18)	(3.22)

Total from investment operations	(1.30)	5.85		7.39		(11.19)	(3.26)
Net asset value, end of period	$28.75	$30.05		$24.20		$16.81	$28.00

Total Return[b]	(4.33% )	24.17%		43.96%		(39.96% )	(10.43% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,469	$169,388		$154,273		$122,030	$252,066
Ratios to average net assets:
Net investment loss	(0.10% )	(0.10%	)	(0.13%	)	(0.06% )	(0.14% )
Total expenses[c]	0.91%	0.91%		0.92%		0.91%	0.90%
Portfolio turnover rate	155%	130%		136%		203%	34%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	53

M A N A G E R ’ S C O M M E N T A R Y	Series N (Managed Asset Allocation Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

Performance

For the fiscal year ended December 31, 2011, the Series N (Managed Asset Allocation Series) rose 0.65%, underperforming its weighted benchmark that is 60% S&P® 500 Index* and 40% Barclays Capital U.S. Aggregate® Bond Index*, which gained 4.61%. The S&P 500® Index rose 2.11% over the year and the Barclays Capital U.S. Aggregate® Bond Index gained 7.84%.

Market Environment

Major U.S. equity market indices traded in a wide range in 2011 but were ultimately little changed for the year. As the year began, equities climbed as the U.S. economy showed signs of strengthening and the Federal Reserve was in the midst of purchasing $600 billion in Treasury securities through June to suppress longer-term interest rates and promote economic growth. Equities started falling in May, however, as the U.S. and European economies weakened and the European sovereign debt crisis intensified. Volatility remained high through the end of the year, as a congressional super committee failed to reach a deficit reduction agreement and European leaders made only incremental progress in addressing the debt crisis.

Equities in developed non-U.S. countries fared notably worse than U.S. shares in 2011, due in small part to a stronger dollar versus other currencies. European markets fell sharply amid weakening economies, rising bond yields, the implementation of fiscal austerity measures and a lack of confidence in leaders’ ability to stem the debt crisis. Developed Asian markets, including Japan, also struggled. Emerging markets equities performed worse than developed markets over the last year as economic growth slowed in response to tighter monetary policies. Slower growth in developed economies and investors’ increased risk aversion in the last few months also weighed on market performance. Markets in all major emerging regions declined sharply, especially emerging Europe.

U.S. bonds produced strong returns in 2011, though it was a volatile year that started on a weak note. In the first quarter of 2011, U.S. Treasury bond yields rose and prices fell amid expectations for stronger economic growth and despite the Fed’s purchases of Treasury securities. Over the rest of the year, Treasury bond yields plunged to historic lows and prices soared as slower global growth, equity market weakness, and the intensifying European sovereign debt crisis prompted investors to favor less risky investments. Municipal and corporate bonds also did very well. High yield securities trailed investment-grade issues, as solid returns in the first half of the year were followed by flat performance in the second half as risk aversion increased and credit spreads widened amid economic concerns.

Portfolio Review

The portfolio’s holdings of small-cap equities and non-U.S. equities contributed to underperformance, as both of these sectors underperformed the S&P 500 for the year. Our overweight position to equities relative to fixed income also weighed on performance, as the S&P 500 Index underperformed the Barclays Capital U.S. Aggregate Bond Index. Strong security selection in the foreign equity and large-cap equity portfolios boosted relative returns, but the effect was mitigated by unfavorable selection in the high-grade-bond portfolio. Our decision to underweight small-cap equities provided a modest positive contribution to performance, as large-cap stocks outpaced their smaller-cap counterparts over the period.

Outlook

We are overweight stocks relative to the neutral allocation. Stocks are reasonably valued, and prospects for corporate earnings growth remain supportive, while the current low-yield environment is less favorable for bond returns. Our expectations are for a low-growth environment rather than a recession in

54  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

M A N A G E R ’ S C O M M E N T A R Y (concluded)	Series N (Managed Asset Allocation Series)
December 31, 2011	(Unaudited)

the U.S. Uncertainty surrounding the European sovereign debt crisis and persistently high unemployment in the U.S. have contributed to lowered global growth expectations over the next several quarters. Recent U.S. economic data make recession appear less likely, although they are not encouraging for the unemployment rate. Risk awareness remains heightened. Within equities, the portfolio is neutral between U.S. and non-U.S. equity markets as expectations of weaker economic growth in Europe and many other developed markets are balanced by expectations for relatively higher growth in emerging markets. We are underweight to small-cap stocks, as valuations favor large-cap stocks.

The portfolio is overweight to high-yield relative to investment-grade bonds. Within the high-yield sector, we anticipate that realized default levels will likely be lower than those implied by recent spread widening, as many high-yield issuers have improved their liquidity profile by extending maturities and refinancing to lower-coupon debt.

Yields on government bonds have touched historic lows recently, as the Federal Reserve has announced its intended policy to extend the maturity of its Treasury holdings. U.S. interest rates are near historically low levels, providing negative real yields despite low-to-moderate inflation.

Sincerely,

Edmond M. Notzon, Portfolio Manager

T. Rowe Price

T. Rowe Price serves as sub-advisor to the Managed Allocation Fund and is not affiliated with Security Benefit. However, Security Benefit has business relationships with T. Rowe Price. Please be advised that the information contained in our commentary shares the views of our portfolio manager as of the most recent quarter-end and are subject to change based on market and other conditions.

Performance information and other portfolio-related statistics are not derived from official fund records and have not been prepared with a view towards dissemination to the public, and therefore, may need to be revised or supplemented.

*S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

*Barclays Capital U.S. Aggregate Bond® Index — The index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors.

Information contained therein about a fund’s portfolio holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary. Our legal review of the materials was limited to the accuracy of the information about T. Rowe Price, its affiliates, and the portfolios under the antifraud provisions of the federal securities laws. We have not reviewed the information or the presentation of this information for compliance with applicable SEC and FINRA Rules, which is the responsibility of the FINRA member distributing the securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  55

P E R F O R M A N C E R E P O R T A N D F U N D P R O F I L E (Unaudited) December 31, 2011

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE: Seeks a high level of total return.

Cumulative Fund Performance*

The S&P 500® Index is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Blended Index is 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues.

Average Annual Returns*

Periods Ended 12/31/111

	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	0.65%	1.54%	4.58%
S&P 500 Index	2.11%	-0.25%	2.92%
Blended Index	4.61%	2.90%	4.40%

Inception Date:	June 1, 1995

Portfolio Composition by Sector
(Ratings Based on Standard and Poor’s)
Common Stocks
Information Technology	10.6%
Financials	10.1%
Consumer Discretionary	8.4%
Energy	7.9%
Industrials	7.7%
Health Care	7.6%
Consumer Staples	6.5%
Other	7.5%
Fixed Income Instruments
AA+	15.4%
AAA	2.3%
BBB	2.3%
BBB-	2.0%
A-	1.6%
BBB+	1.3%
B	0.8%
Other	6.0%
Other Instruments
Short Term Investments	1.8%
Preferred Stocks	0.2%
Warrants	0.0%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

56  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

S C H E D U L E O F I N V E S T M E N T S
December 31, 2011	Series N (Managed Asset Allocation Series)

	SHARES	VALUE
COMMON STOCKS† — 65.6%
Information Technology — 10.5%
Apple, Inc.*	2,600	$1,053,000
Microsoft Corp.	24,700	641,212
Google, Inc. — Class A*	800	516,720
International Business Machines Corp.	2,720	500,154
Cisco Systems, Inc.	16,500	298,320
QUALCOMM, Inc.	4,700	257,090
Dell, Inc.*	12,400	181,412
Broadcom Corp. — Class A*	5,400	158,544
Micron Technology, Inc.*	24,700	155,363
Oracle Corp.	6,000	153,900
Mastercard, Inc. — Class A	400	149,128
Visa, Inc. — Class A	1,300	131,989
Autodesk, Inc.*	4,000	121,320
EMC Corp.*	5,600	120,624
Adobe Systems, Inc.*	4,200	118,734
Hewlett-Packard Co.	4,500	115,920
Red Hat, Inc.*	2,550	105,290
Atmel Corp.*	12,830	103,923
Accenture plc — Class A	1,700	90,491
Marvell Technology Group Ltd.*	6,500	90,025
Automatic Data Processing, Inc.	1,600	86,416
ASML Holding N.V.	1,937	81,403
Juniper Networks, Inc.*	3,900	79,599
Applied Materials, Inc.	7,100	76,041
Canon, Inc.	1,600	70,885
Sumsung Electronics Company Ltd.	75	68,500
Western Union Co.	3,200	58,432
Texas Instruments, Inc.	2,000	58,220
Advanced Micro Devices, Inc.*	10,100	54,540
Nippon Electric Glass Company Ltd.	5,000	49,500
Hamamatsu Photonics KK	1,400	48,983
Intel Corp.	1,900	46,075
CA, Inc.	2,200	44,473
Taiwan Semiconductor Manufacturing Company Ltd.	16,129	40,299
Corning, Inc.	3,100	40,238
Software AG	1,064	39,317
Xerox Corp.	4,700	37,412
Kakaku.com, Inc.	900	32,997
Tencent Holdings Ltd.	1,600	32,158
eBay, Inc.*	1,000	30,330
NVIDIA Corp.*	2,000	27,720
Fidelity National Information Services, Inc.	800	21,272
Electronic Arts, Inc.*	1,000	20,600
Activision Blizzard, Inc.	1,596	19,663
Venture Corporation Ltd.	4,000	19,120
Cymer, Inc.*	380	18,909
Jack Henry & Associates, Inc.	560	18,822
Semtech Corp.*	720	17,870
Factset Research Systems, Inc.	200	17,456
Sumco Corp.	2,300	17,003
ON Semiconductor Corp.*	2,190	16,907
Ariba, Inc.*	590	16,567
Global Payments, Inc.	340	16,109
Alcatel-Lucent*	10,246	16,004
Paychex, Inc.	500	15,055
Ixia*	1,430	15,029
Maxim Integrated Products, Inc.	540	14,062
NS Solutions Corp.	700	13,951
Nintendo Company Ltd.	100	13,772
Lam Research Corp.*	350	12,957
Akamai Technologies, Inc.*	400	12,912
Advanced Energy Industries, Inc.*	1,070	11,481
Hosiden Corp.	1,700	11,352
Trimble Navigation Ltd.*	260	11,284
CommVault Systems, Inc.*	260	11,107
Taleo Corp. — Class A*	280	10,833
Riverbed Technology, Inc.*	450	10,575
Aruba Networks, Inc.*	510	9,445
Websense, Inc.*	470	8,803
Logica plc	8,786	8,420
Plexus Corp.*	300	8,214
Nuance Communications, Inc.*	320	8,051
SYNNEX Corp.*	260	7,920
Intersil Corp. — Class A	650	6,786
Finisar Corp.*	393	6,572
Cree, Inc.*	250	5,510
AVX Corp.	360	4,594
CyberOptics Corp.*	550	4,307
Avid Technology, Inc.*	460	3,924
Cadence Design Systems, Inc.*	350	3,640
RealD, Inc.*	430	3,414
OpenTable, Inc.*	80	3,130
Accelrys, Inc.*	403	2,708
Supertex, Inc.*	140	2,643
BTU International, Inc.*	870	2,262
Rovi Corp.*	90	2,212
Informatica Corp.*	50	1,846

Total Information Technology		6,671,770

Financials — 9.9%
Wells Fargo & Co.	15,091	415,908
JPMorgan Chase & Co.	12,336	410,172
Berkshire Hathaway, Inc. — Class B*	3,500	267,050
U.S. Bancorp	7,200	194,760
Citigroup, Inc.	7,290	191,800
Simon Property Group, Inc.	1,298	167,364
Chubb Corp.	2,000	138,440
MetLife, Inc.	4,300	134,074
American Express Co.	2,800	132,076
Aon Corp.	2,500	117,000
Marsh & McLennan Companies, Inc.	3,600	113,832

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	57

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	SHARES	VALUE
Allstate Corp.	4,100	$112,381
Bank of America Corp.	19,778	109,966
Goldman Sachs Group, Inc.	1,200	108,516
Australia & New Zealand Banking Group Ltd.	4,912	103,149
Morgan Stanley	6,700	101,371
PNC Financial Services Group, Inc.	1,700	98,039
CME Group, Inc. — Class A	400	97,468
Moody’s Corp.	2,600	87,568
Standard Chartered plc	3,851	84,275
Barclays plc ADR	7,500	82,425
AXA S.A.	6,321	82,167
Public Storage	600	80,676
Northern Trust Corp.	2,000	79,320
Vornado Realty Trust	1,000	76,860
DNB ASA*	7,419	72,626
State Street Corp.	1,800	72,558
Swedbank AB — Class A	5,435	70,399
Aflac, Inc.	1,600	69,216
Muenchener Rueckversicherungs AG	493	60,468
Unibail-Rodamco SE	332	59,676
Fifth Third Bancorp	4,500	57,240
Invesco Ltd.	2,800	56,252
BNP Paribas S.A.	1,385	54,396
General Growth Properties, Inc. — Class W*	3,550	52,008
Sun Life Financial, Inc.	2,800	51,949
Westfield Retail Trust	20,198	51,443
ProLogis, Inc.	1,782	50,947
Sony Financial Holdings, Inc.	3,400	50,092
AIA Group Ltd.	16,000	49,958
Weyerhaeuser Co.	2,620	48,915
SLM Corp.	3,500	46,900
Soho China Ltd.	70,000	46,597
Nordea Bank AB	5,937	45,934
Legg Mason, Inc.	1,900	45,695
TD Ameritrade Holding Corp.	2,910	45,541
Sumitomo Mitsui Trust Holdings, Inc.	15,410	45,247
Loews Corp.	1,200	45,180
Ameriprise Financial, Inc.	900	44,676
Deutsche Bank AG	1,171	44,605
DBS Group Holdings Ltd.	5,000	44,407
NYSE Euronext	1,700	44,370
Banco Santander Brasil S.A. ADR	5,400	43,956
Svenska Handelsbanken AB — Class A	1,636	43,024
BM&FBovespa S.A.	8,100	42,597
Travelers Companies, Inc.	700	41,419
Credit Suisse Group AG*	1,649	38,745
Franklin Resources, Inc.	400	38,424
M&T Bank Corp.	500	38,170
Mitsubishi UFJ Lease & Finance Company Ltd.	950	37,645
QBE Insurance Group Ltd.	2,765	36,625
Mitsubishi UFJ Financial Group, Inc.	8,600	36,536
Kerry Properties Ltd.	11,000	36,399
Prudential plc	3,582	35,522
Discover Financial Services	1,400	33,600
Macquarie Group Ltd.	1,367	33,264
Huntington Bancshares, Inc.	5,900	32,391
China Citic Bank Corporation Ltd. — Class H	56,886	32,008
Principal Financial Group, Inc.	1,200	29,520
Mitsui Fudosan Company Ltd.	2,000	29,154
Challenger Ltd.	6,900	29,148
Swiss Life Holding AG*	285	26,215
Deutsche Boerse AG*	439	23,014
Zions Bancorporation	1,300	21,164
Bank of Yokohama Ltd.	4,000	18,916
Infinity Property & Casualty Corp.	330	18,724
ING Groep N.V.*	2,521	18,139
SL Green Realty Corp.	261	17,393
Societe Generale S.A.	774	17,233
Close Brothers Group plc	1,775	17,079
Raymond James Financial, Inc.	550	17,028
Commerce Bancshares, Inc.	439	16,731
LaSalle Hotel Properties	690	16,705
Markel Corp.*	40	16,587
Duke Realty Corp.	1,350	16,268
Westamerica Bancorporation	350	15,365
Camden Property Trust	240	14,938
Regency Centers Corp.	380	14,296
Intesa Sanpaolo SpA	7,980	13,363
Erste Group Bank AG	744	13,080
Home Bancshares, Inc.	504	13,059
EastGroup Properties, Inc.	300	13,044
City National Corp.	290	12,812
Louisiana Bancorp, Inc. — Class (mid) Warrants risk*	800	12,680
Weingarten Realty Investors	570	12,437
Stifel Financial Corp.*	382	12,243
Citizens Republic Bancorp, Inc.*	1,047	11,936
Eaton Vance Corp.	500	11,820
Potlatch Corp.	375	11,666
ESSA Bancorp, Inc.	1,110	11,622
StanCorp Financial Group, Inc.	300	11,025
East West Bancorp, Inc.	540	10,665
Western Alliance Bancorporation*	1,680	10,466
Waddell & Reed Financial, Inc. — Class A	410	10,156
Goldcrest Company Ltd.	540	8,594
St. Joe Co.*	580	8,503
TCF Financial Corp.	800	8,256
WR Berkley Corp.	240	8,254
ProAssurance Corp.	100	7,982

58	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	SHARES	VALUE
Glacier Bancorp, Inc.	630	$7,579
HCC Insurance Holdings, Inc.	270	7,425
Employers Holdings, Inc.	380	6,874
Selective Insurance Group, Inc.	380	6,737
CIT Group, Inc.*	190	6,625
Radian Group, Inc.	2,480	5,803
SeaBright Holdings, Inc.	700	5,355
Popular, Inc.*	3,840	5,338
Financial Engines, Inc.*	220	4,913
White Mountains Insurance Group Ltd.	10	4,535
Fortegra Financial Corp.*	650	4,342
Capitol Federal Financial, Inc.	350	4,039
First Defiance Financial Corp.	270	3,939
MSCI, Inc. — Class A*	110	3,622
Interactive Brokers Group, Inc. — Class A	170	2,540
Greenhill & Company, Inc.	40	1,455
Sandy Spring Bancorp, Inc.	20	351
Bank of Kentucky Financial Corp.	10	201
Rouse Properties, Inc. — Class W*	1	14

Total Financials		6,323,244

Consumer Discretionary — 8.3%
Amazon.com, Inc.*	1,300	225,030
McDonald’s Corp.	2,200	220,726
Walt Disney Co.	5,600	210,000
Comcast Corp. — Class A	8,300	196,793
Kohl’s Corp.	2,970	146,569
Home Depot, Inc.	3,450	145,038
Time Warner, Inc.	4,000	144,560
Starbucks Corp.	3,100	142,631
Priceline.com, Inc.*	300	140,313
Las Vegas Sands Corp.*	3,160	135,027
CarMax, Inc.*	4,000	121,920
Toyota Motor Corp.	3,400	113,304
Carnival Corp.	3,400	110,976
NIKE, Inc. — Class B	1,080	104,080
Target Corp.	2,000	102,440
Bed Bath & Beyond, Inc.*	1,700	98,549
Cie Financiere Richemont S.A.	1,935	97,873
Yum! Brands, Inc.	1,600	94,416
Macy’s, Inc.	2,700	86,886
Ross Stores, Inc.	1,800	85,554
WPP plc	8,097	84,950
International Game Technology	4,800	82,560
Time Warner Cable, Inc.	1,239	78,763
Dollar General Corp.*	1,900	78,166
Honda Motor Company Ltd.	2,500	76,263
General Motors Co.*	3,680	74,594
DIRECTV — Class A*	1,700	72,692
Chipotle Mexican Grill, Inc. — Class A*	200	67,548
Discovery Communications, Inc. — Class C*	1,773	66,842
Johnson Controls, Inc.	2,100	65,646
AutoZone, Inc.*	200	64,994
Compass Group plc	6,800	64,531
PPR	445	63,720
Omnicom Group, Inc.	1,300	57,954
Jupiter Telecommunications Company Ltd.	57	57,763
Persimmon plc	7,848	57,289
Kingfisher plc	14,143	55,070
Coach, Inc.	800	48,832
Bayerische Motoren Werke AG	726	48,629
Nissan Motor Company Ltd.	5,100	45,852
Liberty Interactive Corp. — Class A*	2,800	45,402
Inditex S.A.	533	43,647
Benesse Holdings, Inc.	900	43,556
Harley-Davidson, Inc.	1,100	42,757
Nikon Corp.	1,900	42,310
Hasbro, Inc.	1,300	41,457
Parkson Retail Group Ltd.	32,500	39,837
Marriott International, Inc. — Class A	1,338	39,029
Harman International Industries, Inc.	1,000	38,040
GKN plc	12,526	35,602
Netflix, Inc.*	500	34,645
Ford Motor Co.*	3,200	34,432
Starwood Hotels & Resorts Worldwide, Inc.	700	33,579
Informa plc	5,208	29,225
Aisin Seiki Company Ltd.	1,000	28,505
Liberty Global, Inc. — Class A*	685	28,106
H&R Block, Inc.	1,700	27,761
PDG Realty S.A. Empreendimentos e Participacoes	8,700	27,545
Lennar Corp. — Class A	1,400	27,510
Groupon, Inc. — Class (mid) Warrants risk*	1,300	26,819
Accor S.A.	1,005	25,471
Gentex Corp.	840	24,856
JC Penney Company, Inc.	700	24,605
Autoliv, Inc.	422	22,944
TRW Automotive Holdings Corp.*	700	22,820
Lojas Renner S.A.	800	20,782
Lowe’s Companies, Inc.	800	20,304
Mattel, Inc.	700	19,432
Pool Corp.	632	19,023
Aegis Group plc	8,314	18,646
Television Broadcasts Ltd.	3,000	18,193
McGraw-Hill Companies, Inc.	400	17,988
Dick’s Sporting Goods, Inc.	430	15,858
Toll Brothers, Inc.*	740	15,111
Hibbett Sports, Inc.*	320	14,458
Koito Manufacturing Company Ltd.	1,000	14,031
Rent-A-Center, Inc.	370	13,690

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	59

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	SHARES	VALUE
DISH Network Corp. — Class A	460	$13,101
Fossil, Inc.*	160	12,698
Mohawk Industries, Inc.*	210	12,569
Charter Communications, Inc. — Class A*	220	12,527
Choice Hotels International, Inc.	300	11,415
Advance Auto Parts, Inc.	160	11,141
Wynn Resorts Ltd.	100	11,049
Williams-Sonoma, Inc.	260	10,010
Education Management Corp.*	340	9,517
American Eagle Outfitters, Inc.	620	9,480
Liberty Media Corp.— Liberty Capital — Class A*	120	9,366
Madison Square Garden Co. — Class A*	295	8,449
Gaylord Entertainment Co.*	320	7,725
Lamar Advertising Co. — Class A*	280	7,700
Esprit Holdings Ltd.	5,555	7,167
MGM Resorts International*	672	7,009
Thor Industries, Inc.	240	6,583
Culp, Inc.*	640	5,453
Sonic Corp.*	780	5,249
Ascena Retail Group, Inc.*	148	4,399
AMC Networks, Inc. — Class A*	115	4,322
Winnebago Industries, Inc.*	580	4,280
Royal Caribbean Cruises Ltd.	130	3,220
Ameristar Casinos, Inc.	175	3,026
Chico’s FAS, Inc.	260	2,896
Ascent Capital Group, Inc. — Class A*	43	2,181
Anvil Holdings, Inc.*,††	30	90

Total Consumer Discretionary		5,275,941

Energy — 7.8%
Exxon Mobil Corp.	13,907	1,178,757
Chevron Corp.	6,150	654,360
Schlumberger Ltd.	4,814	328,844
Royal Dutch Shell plc — Class B ADR	3,300	250,833
Occidental Petroleum Corp.	1,900	178,030
ConocoPhillips	2,300	167,601
Spectra Energy Corp.	4,700	144,525
Statoil ASA	4,722	121,186
Williams Companies, Inc.	3,500	115,570
Devon Energy Corp.	1,800	111,600
Baker Hughes, Inc.	2,140	104,090
FMC Technologies, Inc.*	1,884	98,401
El Paso Corp.	3,600	95,652
Murphy Oil Corp.	1,700	94,758
BP plc ADR	2,100	89,754
Hess Corp.	1,300	73,840
BG Group plc	3,301	70,573
EOG Resources, Inc.	700	68,957
Concho Resources, Inc.*	660	61,875
Peabody Energy Corp.	1,800	59,598
Newfield Exploration Co.*	1,500	56,595
ENI SpA	2,544	52,707
China Oilfield Services Ltd. — Class H	32,000	50,514
Beach Energy Ltd.	39,729	50,187
Noble Corp.*	1,600	48,352
Southwestern Energy Co.*	1,500	47,910
Marathon Petroleum Corp.	1,400	46,606
Halliburton Co.	1,300	44,863
Petroleo Brasileiro S.A. ADR	1,900	44,631
Consol Energy, Inc.	1,100	40,370
Valero Energy Corp.	1,700	35,785
Saipem SpA	805	34,221
Cimarex Energy Co.	550	34,045
Suncor Energy, Inc.	1,100	31,713
Arch Coal, Inc.	1,950	28,295
McDermott International, Inc.*	2,400	27,624
Equities Corp.	500	27,395
Apache Corp.	300	27,174
Cameron International Corp.*	500	24,595
Whiting Petroleum Corp.*	460	21,477
Fugro N.V.	307	17,836
WorleyParsons Ltd.	619	16,253
Complete Production Services, Inc.*	420	14,095
Modec, Inc.	800	13,792
HollyFrontier Corp.	580	13,572
Range Resources Corp.	200	12,388
Oasis Petroleum, Inc.*	410	11,927
Westmoreland Coal Co.*	820	10,455
Ultra Petroleum Corp.*	280	8,296
Northern Oil and Gas, Inc.*	270	6,475
Contango Oil & Gas Co.*	110	6,400
Comstock Resources, Inc.*	290	4,437
Forest Oil Corp.*	320	4,336
Goodrich Petroleum Corp.*	270	3,707
Venoco, Inc.*	480	3,250
Quicksilver Resources, Inc.*	480	3,221
RigNet, Inc.*	130	2,176
Exterran Holdings, Inc.*	220	2,002
GeoMet, Inc.*	2,040	1,897

Total Energy		5,000,378

Industrials — 7.6%
General Electric Co.	28,000	501,480
Boeing Co.	3,490	255,991
3M Co.	2,800	228,844
United Technologies Corp.	3,110	227,310
Danaher Corp.	4,700	221,088
Emerson Electric Co.	4,200	195,678
United Parcel Service, Inc. — Class B	2,600	190,294
Honeywell International, Inc.	2,900	157,615
Caterpillar, Inc.	1,600	144,960
Union Pacific Corp.	1,300	137,722
CSX Corp.	6,400	134,784

60	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	SHARES	VALUE
Ingersoll-Rand plc	4,400	$134,068
Cummins, Inc.	1,300	114,426
FedEx Corp.	1,300	108,563
Mitsubishi Corp.	5,000	101,013
Precision Castparts Corp.	600	98,874
Mitsubishi Electric Corp.	9,000	86,293
Mitsui & Company Ltd.	5,500	85,533
Cooper Industries plc	1,500	81,225
SembCorp Industries Ltd.	23,900	74,624
Rolls-Royce Holdings plc*	6,119	70,946
Central Japan Railway Co.	8	67,559
Siemens AG	672	64,300
Koninklijke Philips Electronics N.V.	2,729	57,494
Hutchison Whampoa Ltd.	6,700	56,117
Stericycle, Inc.*	700	54,544
Textron, Inc.	2,900	53,621
ABB Ltd.*	2,692	50,670
Pall Corp.	800	45,720
Joy Global, Inc.	600	44,982
DCC plc	1,877	44,402
Bouygues S.A.	1,371	43,192
Legrand S.A.	1,320	42,448
Robert Half International, Inc.	1,400	39,844
AP Moeller — Maersk A — Class B	6	39,612
Fastenal Co.	900	39,249
Cookson Group plc	4,795	37,907
Ryder System, Inc.	700	37,198
Fluor Corp.	700	35,175
CH Robinson Worldwide, Inc.	500	34,890
Raytheon Co.	700	33,866
Lockheed Martin Corp.	400	32,360
Carillion plc	6,789	31,718
Cintas Corp.	900	31,329
Southwest Airlines Co.	3,500	29,960
Stanley Black & Decker, Inc.	400	27,040
Cargotec Oyj — Class B	672	19,984
Makita Corp.	600	19,418
Kansas City Southern*	250	17,002
Waste Connections, Inc.	500	16,570
Hubbell, Inc. — Class B	240	16,046
Manpower, Inc.	430	15,372
Greenbrier Companies, Inc.*	630	15,296
Verisk Analytics, Inc. — Class A*	360	14,447
Nordson Corp.	350	14,413
FTI Consulting, Inc.*	320	13,574
Knight Transportation, Inc.	860	13,450
Applied Industrial Technologies, Inc.	370	13,013
RailAmerica, Inc.*	860	12,805
Babcock & Wilcox Co.*	515	12,432
Expeditors International of Washington, Inc.	300	12,288
Middleby Corp.*	130	12,225
UTI Worldwide, Inc.	870	11,562
Corporate Executive Board Co.	300	11,430
John Bean Technologies Corp.	698	10,728
Consolidated Graphics, Inc.*	210	10,139
Toshiba Machine Company Ltd.	2,000	10,082
Aegion Corp.*	630	9,664
Covanta Holding Corp.	700	9,583
Herman Miller, Inc.	500	9,225
Actuant Corp. — Class A	400	9,076
HEICO Corp. — Class A	205	8,067
General Cable Corp.*	320	8,003
Navigant Consulting, Inc.*	680	7,759
Nippon Yusen KK	3,000	7,678
Belden, Inc.	220	7,322
American Reprographics Co.*	1,590	7,298
Harsco Corp.	310	6,380
Oshkosh Corp.*	260	5,559
CLARCOR, Inc.	110	5,499
SkyWest, Inc.	360	4,532
H&E Equipment Services, Inc.*	320	4,294
United Continental Holdings, Inc.*	170	3,208
USG Corp.*	300	3,048
IDEX Corp.	80	2,969
American Science & Engineering, Inc.	40	2,724
A123 Systems, Inc.*	180	290

Total Industrials		4,840,982

Health Care — 7.5%
Pfizer, Inc.	22,772	492,786
Johnson & Johnson	7,358	482,538
Merck & Company, Inc.	8,436	318,037
GlaxoSmithKline plc ADR	5,000	228,150
Sanofi	2,910	213,708
UnitedHealth Group, Inc.	4,200	212,856
Amgen, Inc.	2,910	186,851
Bristol-Myers Squibb Co.	4,200	148,008
Gilead Sciences, Inc.*	3,200	130,976
Abbott Laboratories	2,300	129,329
Stryker Corp.	2,600	129,246
Celgene Corp.*	1,800	121,680
WellPoint, Inc.	1,600	106,000
Covidien plc	2,275	102,398
McKesson Corp.	1,300	101,283
DENTSPLY International, Inc.	2,800	97,972
Baxter International, Inc.	1,900	94,012
Bayer AG	1,241	79,334
Fresenius SE & Company KGaA	843	77,978
Thermo Fisher Scientific, Inc.*	1,700	76,449
Express Scripts, Inc.*	1,700	75,973
Allergan, Inc.	800	70,192
Biogen Idec, Inc.*	600	66,030
Elekta AB — Class B	1,501	65,099
Zimmer Holdings, Inc.*	1,100	58,762
CSL Ltd.	1,753	57,378
Astellas Pharma, Inc.	1,400	56,931
Medco Health Solutions, Inc.*	1,000	55,900
Roche Holding AG	323	54,745
Quest Diagnostics, Inc.	800	46,448
Edwards Lifesciences Corp.*	600	42,420

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	61

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	SHARES	VALUE
Agilent Technologies, Inc.*	1,200	$41,916
HCA Holdings, Inc.*	1,900	41,857
DaVita, Inc.*	500	37,905
CR Bard, Inc.	400	34,200
AmerisourceBergen Corp. — Class A	900	33,471
Boston Scientific Corp.*	5,800	30,972
St. Jude Medical, Inc.	900	30,870
Terumo Corp.	600	28,258
Humana, Inc.	300	26,283
Henry Schein, Inc.*	300	19,329
Alexion Pharmaceuticals, Inc.*	240	17,160
Gen-Probe, Inc.*	280	16,554
Life Technologies Corp.*	400	15,564
Medicines Co.*	830	15,471
AMERIGROUP Corp.*	260	15,361
Dendreon Corp.*	1,990	15,124
Chugai Pharmaceutical Company Ltd.	900	14,838
Alkermes plc*	850	14,756
Covance, Inc.*	300	13,716
Omnicare, Inc.	390	13,435
Hologic, Inc.*	748	13,097
Hospira, Inc.*	400	12,148
Pharmacyclics, Inc.*	800	11,856
Allscripts Healthcare Solutions, Inc.*	600	11,364
Incyte Corporation Ltd.*	630	9,456
Illumina, Inc.*	310	9,449
Theravance, Inc.*	400	8,840
Human Genome Sciences, Inc.*	1,010	7,464
Thoratec Corp.*	220	7,383
LifePoint Hospitals, Inc.*	190	7,058
Neurocrine Biosciences, Inc.*	750	6,375
Techne Corp.	90	6,143
Maxygen, Inc.*	1,010	5,686
STERIS Corp.	180	5,368
Community Health Systems, Inc.*	300	5,235
Idenix Pharmaceuticals, Inc.*	650	4,839
Cubist Pharmaceuticals, Inc.*	100	3,962
BioMarin Pharmaceutical, Inc.*	110	3,782
Charles River Laboratories International, Inc.*	130	3,553
Vertex Pharmaceuticals, Inc.*	100	3,321
Acorda Therapeutics, Inc.*	130	3,099
Exelixis, Inc.*	600	2,841
Health Management Associates, Inc. — Class A*	340	2,506
Medicis Pharmaceutical Corp. — Class A	60	1,995
Codexis, Inc.*	26	138

Total Health Care		4,813,467

Consumer Staples — 6.5%
Procter & Gamble Co.	9,273	618,602
PepsiCo, Inc.	6,297	417,806
Coca-Cola Co.	5,200	363,844
Philip Morris International, Inc.	4,230	331,970
Nestle S.A.	4,430	254,679
Tesco plc	28,671	179,659
General Mills, Inc.	3,700	149,517
Colgate-Palmolive Co.	1,600	147,824
Altria Group, Inc.	4,600	136,390
Kraft Foods, Inc. — Class A	3,625	135,430
CVS Caremark Corp.	2,968	121,035
Kroger Co.	4,900	118,678
Unilever plc	3,316	111,400
Kellogg Co.	2,100	106,197
Whole Foods Market, Inc.	1,500	104,370
Wal-Mart Stores, Inc.	1,700	101,592
Pernod-Ricard S.A.	935	86,706
Coca-Cola Enterprises, Inc.	3,000	77,340
Molson Coors Brewing Co. — Class B	1,500	65,310
Energizer Holdings, Inc.*	840	65,083
Avon Products, Inc.	3,600	62,892
Kirin Holdings Company Ltd.	5,000	60,803
FamilyMart Company Ltd.	1,300	52,527
L’Oreal S.A.	433	45,219
Kimberly-Clark Corp.	600	44,136
Archer-Daniels-Midland Co.	1,100	31,460
Boston Beer Company, Inc. — Class A*	180	19,541
House Foods Corp.	800	15,050
Hansen Natural Corp.*	120	11,057
Walgreen Co.	300	9,918
Casey’s General Stores, Inc.	190	9,787
Tootsie Roll Industries, Inc.	410	9,705
Alliance One International, Inc.*	3,160	8,595
Pantry, Inc.*	370	4,429
Church & Dwight Company, Inc.	80	3,661
Green Mountain Coffee Roasters, Inc.*	80	3,588
Bunge Ltd.	40	2,288
Reed’s, Inc.*	770	847

Total Consumer Staples		4,088,935

Materials — 2.9%
Monsanto Co.	2,100	147,147
Freeport-McMoRan Copper & Gold, Inc.	3,138	115,447
BHP Billiton Ltd.	3,176	111,817
Praxair, Inc.	1,000	106,900
Rio Tinto Ltd.	1,491	91,963
PPG Industries, Inc.	1,000	83,490
Vulcan Materials Co.	2,000	78,700
Newmont Mining Corp.	1,300	78,013
BASF SE	996	69,459
Asahi Kasei Corp.	11,000	66,312
International Paper Co.	2,100	62,160
Rio Tinto plc	1,244	60,369
Potash Corporation of Saskatchewan, Inc.	1,400	57,792
LyondellBasell Industries N.V. — Class A	1,660	53,933

62	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	SHARES	VALUE
Sherwin-Williams Co.	600	$53,562
Dow Chemical Co.	1,800	51,768
Umicore S.A.	1,163	47,965
Nucor Corp.	1,200	47,484
EI du Pont de Nemours & Co.	951	43,537
Cliffs Natural Resources, Inc.	600	37,410
SSAB AB — Class A	3,837	33,812
Antofagasta plc	1,628	30,696
Wacker Chemie AG	380	30,562
United States Steel Corp.	1,000	26,460
Air Water, Inc.	2,000	25,464
Hitachi Chemical Company Ltd.	1,300	22,902
Air Products & Chemicals, Inc.	200	17,038
Carpenter Technology Corp.	320	16,474
Koppers Holdings, Inc.	460	15,806
Kobe Steel Ltd.	10,000	15,461
Domtar Corp.	193	15,432
Allied Nevada Gold Corp.*	500	15,140
Clearwater Paper Corp.*	380	13,532
Cabot Corp.	400	12,856
Showa Denko KK	6,000	12,161
Albemarle Corp.	230	11,847
American Vanguard Corp.	840	11,206
Tosoh Corp.	4,000	10,705
Martin Marietta Materials, Inc.	140	10,557
Haynes International, Inc.	150	8,190
Senomyx, Inc.*	2,310	8,039
Myers Industries, Inc.	600	7,404
Steel Dynamics, Inc.	350	4,603

Total Materials		1,841,575

Telecommunication Services — 2.5%
AT&T, Inc.	24,292	734,590
Vodafone Group plc ADR	7,400	207,422
American Tower Corp. — Class A	1,830	109,818
Telefonica S.A.	5,063	87,698
Crown Castle International Corp.*	1,900	85,120
America Movil SAB de CV ADR	3,200	72,320
Telecom Italia SpA — Savings Shares	69,484	62,223
Telstra Corporation Ltd.	17,572	59,852
Sprint Nextel Corp.*	21,000	49,140
KDDI Corp.	7	45,018
Softbank Corp.	1,500	44,180
Hutchison Telecommunications Hong Kong Holdings Ltd.	48,000	18,479
SBA Communications Corp. — Class A*	290	12,458
Verizon Communications, Inc.	200	8,024
NTELOS Holdings Corp.	315	6,420
NII Holdings, Inc.*	250	5,325
Lumos Networks Corp.	315	4,832
Leap Wireless International, Inc.*	240	2,230

Total Telecommunication Services		1,615,149

Utilities — 2.1%
Exelon Corp.	5,000	216,850
FirstEnergy Corp.	3,234	143,266
AES Corp.*	11,600	137,344
Entergy Corp.	1,700	124,185
SSE plc	5,430	108,878
Edison International	2,300	95,220
Sempra Energy	1,700	93,500
GDF Suez	2,606	71,224
E.ON AG	3,116	67,219
Calpine Corp.*	4,080	66,626
CenterPoint Energy, Inc.	2,900	58,261
TECO Energy, Inc.	2,100	40,194
OGE Energy Corp.	410	23,251
PG&E Corp.	500	20,610
National Fuel Gas Co.	270	15,007
Southwest Gas Corp.	350	14,872
PPL Corp.	500	14,710
PNM Resources, Inc.	610	11,120
MDU Resources Group, Inc.	440	9,442
GenOn Energy, Inc.*	3,574	9,328
Chesapeake Utilities Corp.	200	8,670

Total Utilities		1,349,777

Total Common Stocks (Cost $38,249,419)		41,821,218

PREFERRED STOCKS† — 0.2%
Volkswagen AG	549	82,235
GMAC Capital Trust I 8.13% due 02/15/40[1]	450	8,703
Ally Financial, Inc. 8.50%[1,2]	450	8,275

Total Preferred Stocks (Cost $65,294)		99,213

WARRANTS†† — 0.0%
Anvi Holdings, Inc. — Class A $1.00, 02/28/12*	333	6
Anvi Holdings, Inc. — Class B $1.00, 02/28/12*	370	4

Total Warrants (Cost $3,850)		10

SHORT TERM INVESTMENTS†† — 1.7%
T. Rowe Price Reserve Investment Fund	867,347	867,347
State Street General Account Money Market Fund	236,990	236,990

Total Short Term Investments (Cost $1,104,337)		1,104,337

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	63

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	FACE AMOUNT	VALUE
CORPORATE BONDS†† — 12.5%
Financials — 3.5%
General Electric Capital Corp. 2.10% due 01/07/14	$140,000	$142,096
5.30% due 02/11/21	10,000	10,689
Citigroup, Inc. 6.50% due 08/19/13	55,000	57,253
4.59% due 12/15/15	30,000	30,192
5.38% due 08/09/20	25,000	25,707
Morgan Stanley 4.10% due 01/26/15	110,000	104,413
Merrill Lynch & Company, Inc. 6.88% due 04/25/18	70,000	69,016
7.75% due 05/14/38	35,000	33,254
SLM Corp. 8.45% due 06/15/18	25,000	25,750
5.38% due 05/15/14	25,000	25,018
5.05% due 11/14/14	25,000	24,657
5.13% due 08/27/12	15,000	15,077
JPMorgan Chase & Co. 6.00% due 01/15/18	60,000	66,941
4.65% due 06/01/14	15,000	15,838
E*Trade Financial Corp. 12.50% due 11/30/17	57,000	64,410
Berkshire Hathaway Finance Corp. 4.25% due 01/15/21	50,000	54,486
HSBC Holdings plc 5.10% due 04/05/21	50,000	53,130
CIT Group, Inc. 6.63% due 04/01/18[3,4]	25,000	25,875
7.00% due 05/01/17	25,000	25,000
PNC Funding Corp. 5.63% due 02/01/17	35,000	38,111
4.38% due 08/11/20	10,000	10,812
ProLogis, LP 4.50% due 08/15/17	25,000	24,952
6.63% due 12/01/19	20,000	21,770
Goldman Sachs Group, Inc. 6.15% due 04/01/18	35,000	36,123
3.70% due 08/01/15	10,000	9,797
Svensk Exportkredit AB 5.13% due 03/01/17	40,000	44,563
Sun Life Financial Global Funding, LP 0.61% due 10/06/13[1,3,4]	45,000	44,455
Prudential Financial, Inc. 4.75% due 09/17/15	30,000	31,677
4.50% due 11/16/21	10,000	10,100
Reinsurance Group of America, Inc. 6.45% due 11/15/19	15,000	16,852
5.63% due 03/15/17	10,000	10,883
5.00% due 06/01/21	10,000	10,362
Banque PSA Finance S.A. 4.38% due 04/04/16[3,4]	40,000	37,069
ERAC USA Finance LLC 5.25% due 10/01/20[3,4]	20,000	21,563
4.50% due 08/16/21[3,4]	15,000	15,385
US Bancorp 3.44% due 02/01/16	30,000	30,984
Ford Motor Credit Company LLC 12.00% due 05/15/15	25,000	30,625
Toronto-Dominion Bank 2.50% due 07/14/16	30,000	30,596
Fifth Third Bancorp 8.25% due 03/01/38	25,000	30,596
Discover Financial Services 10.25% due 07/15/19	25,000	30,474
Jefferies Group, Inc. 3.88% due 11/09/15	20,000	17,700
6.25% due 01/15/36	15,000	12,265
Royal Bank of Scotland plc 3.40% due 08/23/13	30,000	29,186
RCI Banque S.A. 4.60% due 04/12/16[3,4]	30,000	28,557
Wells Fargo & Co. 4.60% due 04/01/21	25,000	27,417
Regency Centers, LP 5.88% due 06/15/17	15,000	16,335
6.00% due 06/15/20	10,000	11,064
Kilroy Realty, LP 6.63% due 06/01/20	25,000	26,832
Seminole Indian Tribe of Florida 7.75% due 10/01/17[3,4]	25,000	26,000
KeyCorp 3.75% due 08/13/15	15,000	15,554
5.10% due 03/24/21	10,000	10,385
CNH Capital LLC 6.25% due 11/01/16[3,4]	25,000	25,750
Host Hotels & Resorts, LP 6.75% due 06/01/16	25,000	25,687
Pinnacle Foods Finance LLC 9.25% due 04/01/15	25,000	25,656
Ally Financial, Inc. 8.00% due 03/15/20	25,000	25,625
Goldman Sachs Capital I 6.35% due 02/15/34	30,000	25,392
Hospitality Properties Trust 5.63% due 03/15/17	25,000	25,320
Rouse Company, LP 6.75% due 11/09/15	25,000	25,281
GTP Acquisition Partners I LLC 4.35% due 06/15/16[3,4]	25,000	24,894
American Tower REIT, Inc. 5.90% due 11/01/21	15,000	15,771
7.25% due 05/15/19	8,000	9,058
Nuveen Investments, Inc. 10.50% due 11/15/15	25,000	24,812

64	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	FACE AMOUNT	VALUE
HUB International Holdings, Inc. 10.25% due 06/15/15[3,4]	$25,000	$24,812
Capital One Financial Corp. 2.13% due 07/15/14	25,000	24,679
HBOS plc 6.00% due 11/01/33[3,4]	40,000	24,470
Ameriprise Financial, Inc. 7.30% due 06/28/19	20,000	23,984
Bank of America Corp. 5.65% due 05/01/18	25,000	23,819
CNA Financial Corp. 5.88% due 08/15/20	20,000	20,545
SunTrust Banks, Inc. 3.60% due 04/15/16	20,000	20,367
Federal Realty Investment Trust 6.00% due 07/15/12	20,000	20,347
Provident Funding Associates, LP 10.13% due 02/15/19[3,4]	25,000	19,250
Provident Companies, Inc. 7.00% due 07/15/18	15,000	16,312
Lincoln National Corp. 4.85% due 06/24/21	15,000	15,282
USB Capital XIII Trust 6.63% due 12/15/39	15,000	15,239
JPMorgan Chase Capital XXVII 7.00% due 11/01/39	15,000	15,094
American International Group, Inc. 4.25% due 09/15/14	10,000	9,711
5.45% due 05/18/17	5,000	4,778
Travelers Companies, Inc. 3.90% due 11/01/20	10,000	10,651
Unum Group 5.63% due 09/15/20	10,000	10,297
Raymond James Financial, Inc. 4.25% due 04/15/16	10,000	10,216
Simon Property Group, LP 2.80% due 01/30/17	10,000	10,214
Ventas Realty, LP 3.13% due 11/30/15	10,000	9,779
Regions Financial Corp. 5.75% due 06/15/15	10,000	9,550
Aflac, Inc. 8.50% due 05/15/19	5,000	6,128
UnumProvident Finance Co. plc 6.85% due 11/15/15[3,4]	5,000	5,536

Total Financials		2,232,152

Energy — 2.0%
Pemex Project Funding Master Trust 5.75% due 03/01/18	80,000	88,000
Petrobras International Finance Co. — Pifco 5.88% due 03/01/18	35,000	38,303
7.88% due 03/15/19	15,000	17,906
5.75% due 01/20/20	10,000	10,701
Nabors Industries, Inc. 9.25% due 01/15/19	20,000	25,158
4.63% due 09/15/21[3,4]	20,000	20,314
Buckeye Partners, LP 5.50% due 08/15/19	25,000	27,400
6.05% due 01/15/18	15,000	16,613
Enterprise Products Operating LLC 3.20% due 02/01/16	15,000	15,529
7.55% due 04/15/38	10,000	12,840
5.95% due 02/01/41	10,000	11,209
Hess Corp. 7.88% due 10/01/29	20,000	26,870
6.00% due 01/15/40	10,000	11,831
Equities Corp. 4.88% due 11/15/21	35,000	35,331
Apache Corp. 5.10% due 09/01/40	30,000	35,062
Canadian Natural Resources Ltd. 6.25% due 03/15/38	25,000	31,627
Williams Partners, LP 6.30% due 04/15/40	25,000	30,482
Anadarko Petroleum Corp. 6.38% due 09/15/17	25,000	28,978
Magellan Midstream Partners, LP 6.55% due 07/15/19	20,000	23,655
4.25% due 02/01/21	5,000	5,240
Southwestern Energy Co. 7.50% due 02/01/18	25,000	28,813
Weatherford International Ltd. 6.75% due 09/15/40	25,000	28,359
Plains All American Pipeline, LP 5.75% due 01/15/20	20,000	22,321
6.50% due 05/01/18	5,000	5,815
Diamond Offshore Drilling, Inc. 5.15% due 09/01/14	25,000	27,156
Cie Generale de Geophysique — Veritas 9.50% due 05/15/16	25,000	27,000
Antero Resources Finance Corp. 9.38% due 12/01/17	25,000	27,000
Concho Resources, Inc. 7.00% due 01/15/21	25,000	26,844
Regency Energy Partners, LP 6.88% due 12/01/18	25,000	26,563
Rowan Companies, Inc. 5.00% due 09/01/17	25,000	26,269
SM Energy Co. 6.63% due 02/15/19[3,4]	25,000	26,000
WPX Energy, Inc. 6.00% due 01/15/22[3,4]	25,000	25,594
MEG Energy Corp. 6.50% due 03/15/21[3,4]	25,000	25,562
Kinder Morgan, Inc. 6.50% due 09/01/12	25,000	25,563

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	65

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	FACE AMOUNT	VALUE
Peabody Energy Corp. 6.00% due 11/15/18[3,4]	$25,000	$25,500
Berry Petroleum Co. 6.75% due 11/01/20	25,000	25,250
Talisman Energy, Inc. 3.75% due 02/01/21	25,000	24,578
Exterran Holdings, Inc. 7.25% due 12/01/18	25,000	23,750
EXCO Resources, Inc. 7.50% due 09/15/18	25,000	23,625
Penn Virginia Corp. 7.25% due 04/15/19	25,000	23,250
Noble Energy, Inc. 6.00% due 03/01/41	20,000	23,139
Connacher Oil and Gas Ltd. 8.50% due 08/01/19[3,4]	25,000	22,625
Enbridge Energy Partners, LP 5.50% due 09/15/40	10,000	11,144
5.20% due 03/15/20	10,000	11,109
Ferrellgas, LP 6.50% due 05/01/21	25,000	22,000
BP Capital Markets plc 3.13% due 10/01/15	20,000	20,948
NuStar Logistics, LP 4.80% due 09/01/20	20,000	20,829
Ensco plc 3.25% due 03/15/16	20,000	20,403
Petroleos de Venezuela S.A. 8.50% due 11/02/17[3,4]	25,000	18,850
Marathon Oil Corp. 6.00% due 10/01/17	15,000	17,453
Valero Energy Corp. 6.13% due 06/15/17	15,000	16,750
El Paso Natural Gas Co. 5.95% due 04/15/17	13,000	14,597
Petroplus Finance Ltd. 7.00% due 05/01/17[3,4]	25,000	12,375
Enogex LLC 6.25% due 03/15/20[3,4]	10,000	11,317
Petrohawk Energy Corp. 7.25% due 08/15/18	10,000	11,250
Kinder Morgan Energy Partners, LP 4.15% due 03/01/22	5,000	5,086

Total Energy		1,267,736

Telecommunication Services — 1.3%
AT&T, Inc. 5.63% due 06/15/16	50,000	57,358
Intelsat Jackson Holdings S.A. 8.50% due 11/01/19	50,000	53,000
Telefonica Emisiones SAU 6.22% due 07/03/17	25,000	25,621
3.99% due 02/16/16	25,000	24,038
News America, Inc. 6.40% due 12/15/35	30,000	32,874
4.50% due 02/15/21	15,000	15,727
Crown Castle Towers LLC 6.11% due 01/15/20[3,4]	38,000	41,927
Telecom Italia Capital S.A. 5.25% due 11/15/13	30,000	28,817
6.18% due 06/18/14	10,000	9,619
Historic TW, Inc. 6.88% due 06/15/18	25,000	29,795
DISH DBS Corp. 7.88% due 09/01/19	25,000	28,250
Digicel Ltd. 12.00% due 04/01/14[3,4]	25,000	28,000
CSC Holdings LLC 8.50% due 04/15/14	25,000	27,656
Videotron Ltee 9.13% due 04/15/18	25,000	27,531
SBA Telecommunications, Inc. 8.25% due 08/15/19	25,000	27,188
Windstream Corp. 7.88% due 11/01/17	25,000	27,062
CC Holdings GS V LLC 7.75% due 05/01/17[3,4]	25,000	26,938
UPC Holding BV 9.88% due 04/15/18[3,4]	25,000	26,656
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.63% due 11/15/17[3,4]	25,000	26,500
CCO Holdings LLC 7.25% due 10/30/17	25,000	26,344
EH Holding Corp. 7.63% due 06/15/21[3,4]	25,000	26,250
Sprint Nextel Corp. 9.00% due 11/15/18[3,4]	25,000	26,250
TCM Sub LLC 3.55% due 01/15/15[3,4]	25,000	25,919
MetroPCS Wireless, Inc. 7.88% due 09/01/18	25,000	25,344
CommScope, Inc. 8.25% due 01/15/19[3,4]	25,000	25,000
West Corp. 7.88% due 01/15/19	25,000	24,812
Level 3 Financing, Inc. 8.13% due 07/01/19[3,4]	25,000	24,625
Intelsat Luxembourg S.A. 11.50% due 02/04/17[3,4]	25,000	24,125
Avaya, Inc. 10.12% due 11/01/15	25,000	22,500
Nielsen Finance LLC 11.63% due 02/01/14	16,000	18,380

66	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	FACE AMOUNT	VALUE
COX Communications, Inc. 8.38% due 03/01/39[3,4]	$10,000	$13,390

Total Telecommunication Services		847,496

Materials -— 1.0%
Freeport-McMoRan Copper & Gold, Inc. 8.38% due 04/01/17	50,000	53,125
Celulosa Arauco y Constitucion S.A.
5.13% due 07/09/13	40,000	41,732
5.00% due 01/21/21	10,000	10,388
Barrick North America Finance LLC 5.70% due 05/30/41	40,000	47,386
ArcelorMittal 3.75% due 08/05/15	45,000	43,019
Allegheny Technologies, Inc. 5.95% due 01/15/21	40,000	42,516
Rio Tinto Finance USA Ltd. 4.13% due 05/20/21	35,000	37,625
Teck Resources Ltd.
10.25% due 05/15/16	15,000	17,250
9.75% due 05/15/14	10,000	11,752
CF Industries, Inc. 6.88% due 05/01/18	25,000	28,625
Ashland, Inc. 9.13% due 06/01/17	25,000	27,875
Solutia, Inc. 8.75% due 11/01/17	25,000	27,312
Ball Corp. 7.13% due 09/01/16	25,000	27,187
Huntsman International LLC 8.63% due 03/15/21	25,000	26,500
Steel Dynamics, Inc. 7.38% due 11/01/12	25,000	26,031
Ecolab, Inc. 3.00% due 12/08/16	25,000	25,860
FMG Resources August 2006 Pty Ltd. 7.00% due 11/01/15[3,4]	25,000	25,250
JMC Steel Group 8.25% due 03/15/18[3,4]	25,000	24,375
Cascades, Inc. 7.88% due 01/15/20	25,000	24,250
Ryerson Holding Corp. 0.00% due 02/01/15	50,000	22,250
International Paper Co. 4.75% due 02/15/22	20,000	21,259
Momentive Performance Materials, Inc. 11.50% due 12/01/16	25,000	18,625
Cliffs Natural Resources, Inc. 4.88% due 04/01/21	15,000	14,946
Newcrest Finance Pty Ltd. 4.45% due 11/15/21[3,4]	10,000	9,864
Lyondell Chemical Co. 8.00% due 11/01/17	8,000	8,740

Total Materials		663,742

Consumer Discretionary — 1.0%
Sirius XM Radio, Inc. 8.75% due 04/01/15[3,4]	50,000	54,750
Omnicom Group, Inc. 4.45% due 08/15/20	35,000	36,078
Hyatt Hotels Corp. 3.88% due 08/15/16	35,000	35,784
Ford Motor Co. 7.45% due 07/16/31	25,000	30,000
MGM Resorts International 10.38% due 05/15/14	25,000	28,562
DIRECTV Holdings LLC
5.88% due 10/01/19	15,000	16,884
3.55% due 03/15/15	10,000	10,409
DineEquity, Inc. 9.50% due 10/30/18	25,000	26,844
QVC, Inc. 7.50% due 10/01/19[3,4]	25,000	26,812
Regal Entertainment Group 9.13% due 08/15/18	25,000	26,812
Ticketmaster Entertainment LLC 10.75% due 08/01/16	25,000	26,625
Caesars Entertainment Operating Company, Inc. 11.25% due 06/01/17	25,000	26,531
Neiman Marcus Group, Inc. 10.38% due 10/15/15	25,000	25,969
AMC Entertainment, Inc. 8.75% due 06/01/19	25,000	25,875
Univision Communications, Inc. 7.88% due 11/01/20[3,4]	25,000	25,375
Academy Ltd. 9.25% due 08/01/19[3,4]	25,000	24,688
Shea Homes, LP 8.63% due 05/15/19[3,4]	25,000	23,375
inVentiv Health, Inc. 10.00% due 08/15/18[3,4]	25,000	22,875
British Sky Broadcasting Group plc 6.10% due 02/15/18[3,4]	20,000	22,403
RadioShack Corp. 6.75% due 05/15/19	25,000	21,500
O’Reilly Automotive, Inc. 4.88% due 01/14/21	20,000	21,281
Macy’s Retail Holdings, Inc. 5.35% due 03/15/12	20,000	20,137

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	67

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	FACE AMOUNT	VALUE
Grupo Televisa SAB 6.63% due 01/15/40	$15,000	$16,914
Time Warner Cable, Inc. 5.50% due 09/01/41	15,000	15,807
Interpublic Group of Companies, Inc. 10.00% due 07/15/17	10,000	11,425
Kohl’s Corp. 4.00% due 11/01/21	5,000	5,123
WPP Finance 2010 4.75% due 11/21/21[3,4]	5,000	4,964

Total Consumer Discretionary		633,802

Utilities — 0.9%
FirstEnergy Corp. 7.38% due 11/15/31	35,000	43,042
Constellation Energy Group, Inc. 5.15% due 12/01/20	35,000	37,927
Nisource Finance Corp.
5.95% due 06/15/41	25,000	26,832
6.25% due 12/15/40	5,000	5,452
Black Hills Corp. 6.50% due 05/15/13	30,000	31,702
Massachusetts Electric Co. 5.90% due 11/15/39[3,4]	25,000	31,391
Nevada Power Co. 7.13% due 03/15/19	25,000	31,220
Consumers Energy Co. 6.00% due 02/15/14	25,000	27,298
DPL, Inc. 7.25% due 10/15/21[3,4]	25,000	27,000
AES Corp. 7.38% due 07/01/21[3,4]	25,000	26,937
Calpine Corp. 7.50% due 02/15/21[3,4]	25,000	26,750
SESI LLC 7.13% due 12/15/21[3,4]	25,000	26,250
Tampa Electric Co. 6.15% due 05/15/37	20,000	25,446
GenOn Energy, Inc. 9.50% due 10/15/18	25,000	25,312
Texas Competitive Electric Holdings Company LLC 11.50% due 10/01/20[3,4]	25,000	21,219
DCP Midstream Operating, LP 3.25% due 10/01/15	20,000	20,184
LG&E and KU Energy LLC 2.13% due 11/15/15	20,000	19,698
Exelon Generation Company LLC 6.25% due 10/01/39	15,000	18,277
Inergy, LP 6.88% due 08/01/21	18,000	18,090
Westar Energy, Inc. 5.10% due 07/15/20	15,000	16,966
Public Service Company of Oklahoma 5.15% due 12/01/19	15,000	16,726
Allegheny Energy Supply Company LLC 6.75% due 10/15/39[3,4]	15,000	16,372
Oncor Electric Delivery Co. LLC 4.55% due 12/01/41[3,4]	15,000	15,336
Transocean, Inc. 5.05% due 12/15/16	15,000	15,316
PPL WEM Holdings plc 3.90% due 05/01/16[3,4]	15,000	15,036
CenterPoint Energy Resources Corp. 5.85% due 01/15/41	10,000	11,525
AGL Capital Corp. 5.25% due 08/15/19	5,000	5,590

Total Utilities		602,894

Industrials — 0.9%
International Lease Finance Corp.
8.25% due 12/15/20	25,000	25,250
6.63% due 11/15/13	25,000	24,875
GATX Corp.
4.85% due 06/01/21	20,000	20,496
3.50% due 07/15/16	15,000	15,070
Delta Air Lines, Inc.
11.75% due 03/15/15[3,4]	25,000	26,125
7.75% due 12/17/19	8,772	9,430
Republic Services, Inc. 5.70% due 05/15/41	30,000	34,413
Union Pacific Corp. 4.75% due 09/15/41	25,000	27,236
Spirit Aerosystems, Inc. 7.50% due 10/01/17	25,000	27,125
TransDigm, Inc. 7.75% due 12/15/18	25,000	26,875
Building Materials Corporation of America 6.75% due 05/01/21[3,4]	25,000	26,250
CDW LLC 8.00% due 12/15/18	25,000	26,063
ARAMARK Holdings Corp. 8.63% due 05/01/16[3,4]	25,000	25,750
Kansas City Southern de Mexico S.A. de CV 6.13% due 06/15/21	25,000	25,688
L-3 Communications Corp. 4.75% due 07/15/20	25,000	24,701
Roper Industries, Inc. 6.25% due 09/01/19	20,000	23,632
Burlington Northern Santa Fe LLC 5.40% due 06/01/41	20,000	23,120

68	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	FACE AMOUNT	VALUE
Ply Gem Industries, Inc. 8.25% due 02/15/18	$25,000	$21,781
Nortek, Inc. 8.50% due 04/15/21[3,4]	25,000	21,125
Southwest Airlines Co. 5.13% due 03/01/17	20,000	21,078
Holcim US Finance Sarl & Cie SCS 6.00% due 12/30/19[3,4]	20,000	20,609
Valmont Industries, Inc. 6.63% due 04/20/20	15,000	17,362
Verisk Analytics, Inc. 5.80% due 05/01/21	15,000	16,148
Continental Airlines 2010-1 Class A Pass Through Trust 4.75% due 01/12/21	10,000	10,150
Canadian National Railway Co. 2.85% due 12/15/21	10,000	10,136
Continental Airlines, Inc. 7.25% due 11/10/19	9,269	9,871
Delta Air Lines 2010-2 Class A Pass Through Trust 4.95% due 05/23/19	9,532	9,651
Delta Air Lines 2011-1 Class A Pass Through Trust 5.30% due 04/15/19	5,000	5,050

Total Industrials		575,060

Health Care — 0.8%
CHS
8.00% due 11/15/19[3,4]	25,000	25,250
8.88% due 07/15/15	15,000	15,487
UnitedHealth Group, Inc.
4.63% due 11/15/41	15,000	15,772
4.70% due 02/15/21	10,000	11,242
3.88% due 10/15/20	10,000	10,620
Express Scripts, Inc.
3.13% due 05/15/16	25,000	25,139
6.25% due 06/15/14	10,000	10,899
Biomet, Inc. 11.63% due 10/15/17	25,000	27,125
Cardinal Health, Inc. 4.63% due 12/15/20	25,000	26,801
Grifols, Inc. 8.25% due 02/01/18	25,000	26,250
Bausch & Lomb, Inc. 9.88% due 11/01/15	25,000	26,250
Health Management Associates, Inc. 7.38% due 01/15/20[3,4]	25,000	26,000
DaVita, Inc. 6.38% due 11/01/18	25,000	25,594
HCA, Inc. 7.50% due 02/15/22	25,000	25,563
Tenet Healthcare Corp. 6.25% due 11/01/18[3,4]	25,000	25,437
Vanguard Health Holdings Company, II LLC 8.00% due 02/01/18	25,000	24,812
Vanguard Health Holding Co. II LLC 7.75% due 02/01/19	25,000	24,000
Kindred Healthcare, Inc. 8.25% due 06/01/19	25,000	21,000
Life Technologies Corp. 4.40% due 03/01/15	20,000	20,783
Teva Pharmaceutical Finance Co. BV 3.65% due 11/10/21	15,000	15,257
Amgen, Inc. 2.50% due 11/15/16	15,000	15,180
Agilent Technologies, Inc. 5.00% due 07/15/20	10,000	11,197
Gilead Sciences, Inc. 3.05% due 12/01/16	10,000	10,235
Medco Health Solutions, Inc. 2.75% due 09/15/15	10,000	10,057
WellPoint, Inc. 4.35% due 08/15/20	5,000	5,401
AmerisourceBergen Corp. 3.50% due 11/15/21	5,000	5,135

Total Health Care		486,486

Information Technology — 0.6%
Xerox Corp.
6.75% due 02/01/17	100,000	114,548
6.35% due 05/15/18	25,000	28,162
Hewlett-Packard Co.
3.00% due 09/15/16	30,000	30,211
4.65% due 12/09/21	10,000	10,551
Fidelity National Information Services, Inc. 7.63% due 07/15/17[3,4]	25,000	26,937
Seagate Technology HDD Holdings 6.80% due 10/01/16	25,000	26,750
Equinix, Inc. 7.00% due 07/15/21	25,000	26,375
iGate Corp. 9.00% due 05/01/16[3,4]	25,000	25,813
CDW LLC 12.54% due 10/12/17	25,000	25,125
First Data Corp. 12.63% due 01/15/21[3,4]	25,000	21,750
MEMC Electronic Materials, Inc. 7.75% due 04/01/19	25,000	18,063
Fiserv, Inc. 3.13% due 06/15/16	10,000	10,182

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	69

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	FACE AMOUNT	VALUE
Broadcom Corp. 2.37% due 11/01/15	$5,000	$5,118

Total Information Technology		369,585

Consumer Staples — 0.5%
Altria Group, Inc.
4.75% due 05/05/21	30,000	33,031
4.13% due 09/11/15	20,000	21,712
9.25% due 08/06/19	5,000	6,714
Reynolds American, Inc. 7.63% due 06/01/16	30,000	35,773
Rite Aid Corp. 10.25% due 10/15/19	25,000	27,562
Reynolds Group Issuer, Inc. 7.13% due 04/15/19[3,4]	25,000	25,437
Del Monte Corp. 7.63% due 02/15/19	25,000	24,000
Bunge North America Finance, LP 5.90% due 04/01/17	20,000	21,841
Safeway, Inc. 3.40% due 12/01/16	20,000	20,511
Wesfarmers Ltd. 2.98% due 05/18/16[3,4]	20,000	20,159
Philip Morris International, Inc. 4.38% due 11/15/41	15,000	15,590
Coca-Cola Co. 1.50% due 11/15/15	15,000	15,205
Bunge Ltd. Finance Corp. 4.10% due 03/15/16	10,000	10,355
Dr Pepper Snapple Group, Inc. 3.20% due 11/15/21	10,000	10,147

Total Consumer Staples		288,037

Total Corporate Bonds (Cost $7,693,055)		7,966,990

MORTGAGE BACKED SECURITIES†† — 11.9%
Fannie Mae[5]
#AE7966, 4.50% due 12/01/40	283,033	303,017
#889829, 5.00% due 07/01/35	199,601	217,853
#995051, 6.00% due 03/01/37	185,058	203,860
#725946, 5.50% due 11/01/34	182,280	199,147
#AH8935, 4.50% due 04/01/41	166,359	177,169
#808951, 6.00% due 01/01/35	155,701	172,201
#AI3115, 4.50% due 07/01/41	150,694	160,486
#725704, 6.00% due 08/01/34	132,040	147,188
#AE9765, 4.00% due 11/01/40	133,396	140,257
#888884, 5.50% due 12/01/35	90,884	100,572
#AD6061, 5.00% due 07/01/40	92,409	99,935
#AE6371, 4.00% due 12/01/40	87,784	92,299
#AA0774, 4.50% due 04/01/24	86,390	92,125
#AH1059, 4.00% due 12/01/25	76,640	80,853
#745554, 6.50% due 03/01/36	69,779	78,758
#AD6374, 5.00% due 05/01/40	71,646	77,481
#AD3125, 4.50% due 05/01/40	71,167	75,792
#938883, 5.00% due 06/01/37	65,865	71,198
#735676, 5.00% due 07/01/35	64,842	70,224
#933890, 5.00% due 04/01/23	64,223	69,126
#AD0220, 6.00% due 10/01/38	55,618	61,355
#AD6437, 5.00% due 06/01/40	55,356	60,418
#888223, 5.50% due 01/01/36	54,190	59,204
#AE0098, 5.50% due 02/01/38	49,855	54,651
#AE4680, 4.00% due 11/01/40	48,477	50,970
#545759, 6.50% due 07/01/32	43,935	48,907
#889543, 5.50% due 08/01/37	44,140	48,238
#804395, 5.50% due 12/01/34	42,716	46,909
#190404, 4.50% due 05/01/40	43,922	46,776
#AL1105, 4.50% due 12/01/40	41,916	45,554
#AD5995, 5.00% due 06/01/40	41,733	45,132
#AI6621, 4.50% due 08/01/41	38,821	41,343
#AJ6089, 3.50% due 12/01/41	39,942	41,114
#AH3526, 4.50% due 02/01/41	36,714	39,100
#842123, 5.50% due 10/01/35	35,271	38,513
#AH0798, 4.00% due 12/01/25	35,759	37,724
#AI4869, 4.00% due 06/01/26	35,489	37,484
#AE7537, 5.00% due 10/01/40	33,163	35,864
#889983, 6.00% due 10/01/38	31,218	34,409
#190367, 5.50% due 01/01/36	31,382	34,266
#AH0943, 4.00% due 12/01/40	28,523	30,154
#AB1424, 5.00% due 09/01/40	27,684	29,939
#AE0949, 4.00% due 02/01/41	28,066	29,509
#AD7156, 4.50% due 07/01/25	27,070	28,867
#745412, 5.50% due 12/01/35	25,499	27,859
#AH1560, 4.00% due 01/01/41	26,263	27,614
#964926, 6.00% due 08/01/38	24,797	27,316
#AE0549, 5.50% due 05/01/40	25,011	27,286
#AD0767, 5.00% due 07/01/37	23,319	25,219
#900362, 6.00% due 09/01/36	22,743	25,089
#745944, 5.00% due 12/01/33	23,156	25,042
#995564, 5.00% due 12/01/19	23,074	24,922
#555417, 6.00% due 05/01/33	21,088	23,507
#893353, 6.00% due 09/01/36	20,843	23,123
#AE4834, 5.00% due 10/01/40	21,269	23,002
#745216, 2.37% due 11/01/35[1]	21,579	22,833
#AE1592, 5.50% due 09/01/40	20,723	22,583
#AI7398, 4.00% due 07/01/26	20,874	22,048
#790788, 6.00% due 09/01/34	19,728	21,963
#AE7955, 4.00% due 12/01/40	20,135	21,171
#AB1545, 4.50% due 10/01/40	19,269	20,521
#AB1479, 5.00% due 09/01/40	18,919	20,460
#896329, 6.50% due 09/01/36	18,093	20,374
#AH8980, 4.00% due 04/01/26	19,282	20,367
#791574, 6.00% due 08/01/34	18,210	20,299
#AE9739, 4.00% due 12/01/40	18,896	19,977
#725231, 5.00% due 02/01/34	17,616	19,051
#725238, 5.00% due 03/01/34	17,575	19,007
#790629, 6.00% due 09/01/34	16,589	18,469
#AE7996, 4.50% due 11/01/40	17,028	18,134
#255459, 6.00% due 11/01/34	16,307	18,121
#AE0105, 5.50% due 02/01/38	16,463	18,047
#AE4438, 4.00% due 10/01/40	17,053	18,028
#790237, 6.00% due 08/01/34	15,986	17,797
#735502, 6.00% due 04/01/35	15,724	17,474
#905196, 5.42% due 12/01/36[1]	15,668	16,697
#796104, 5.50% due 10/01/34	14,953	16,408

70	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	FACE AMOUNT	VALUE
#AB1461, 4.00% due 09/01/40	$14,758	$15,602
#745418, 5.50% due 04/01/36	13,763	15,028
#AD7406, 5.00% due 07/01/40	13,665	14,778
#AB1963, 4.00% due 12/01/40	13,454	14,224
#AE7909, 4.50% due 11/01/40	11,925	12,700
#254793, 5.00% due 07/01/33	11,530	12,469
#888010, 5.99% due 09/01/36[1]	11,443	12,395
#254550, 6.50% due 12/01/32	9,730	11,050
#AB2090, 4.00% due 01/01/41	10,180	10,704
#AE8031, 4.50% due 11/01/40	9,559	10,180
#357280, 6.50% due 05/01/17	7,285	8,005
#745946, 5.50% due 11/01/36	7,194	7,849
#AE8081, 4.50% due 12/01/40	7,264	7,736
#790217, 6.00% due 08/01/34	6,464	7,202
#650075, 6.50% due 07/01/32	6,229	7,074
#AE8283, 4.00% due 11/01/40	6,681	7,063
#357748, 5.50% due 04/01/35	5,925	6,470
#AE4889, 4.00% due 10/01/40	6,145	6,461
FNR 2006-35 GK, 6.00% due 08/25/32	6,240	6,381
#923129, 5.50% due 08/01/34	5,818	6,356
#789885, 5.50% due 07/01/19	5,693	6,199
#995023, 5.50% due 08/01/37	4,648	5,075
#848522, 2.45% due 12/01/35[1]	3,474	3,708
#981614, 5.00% due 06/01/23	3,129	3,368
#889565, 5.50% due 08/01/37	2,184	2,386
#254234, 5.50% due 03/01/17	1,481	1,609
#555345, 5.50% due 02/01/18	1,387	1,507
#254140, 5.50% due 01/01/17	1,374	1,492
#625931, 5.50% due 01/01/17	1,068	1,160
FNS 319 2, 6.50% due 02/01/32[6]	4,920	881

Total Fannie Mae		4,592,861

Freddie Mac[5]
#G05958, 5.00% due 08/01/40	180,463	194,089
#G01805, 4.50% due 04/01/35	134,375	143,612
#A93996, 4.50% due 09/01/40	129,312	137,102
#Q04540, 3.50% due 11/01/41	94,863	97,484
#G04814, 5.50% due 10/01/38	80,958	87,956
#A93547, 4.50% due 08/01/40	79,571	84,365
#AC9580, 4.50% due 02/01/40	72,880	77,616
#G05955, 5.00% due 08/01/40	72,086	77,529
#A97059, 4.00% due 02/01/41	70,823	74,399
#A21263, 4.50% due 04/01/34	67,581	71,843
#G03156, 5.50% due 08/01/37	60,555	65,790
#G06023, 4.00% due 09/01/40	50,031	52,549
#G05695, 4.50% due 11/01/39	43,262	45,882
#G05849, 4.50% due 05/01/40	37,234	39,477
#A93101, 5.00% due 07/01/40	35,730	38,428
#J03640, 6.00% due 10/01/21	31,341	34,302
#J02272, 5.50% due 07/01/20	30,834	33,631
#J15840, 4.00% due 06/01/26	24,051	25,279
#1G1353, 5.93% due 12/01/36[1]	22,865	24,696
#D86309, 5.00% due 11/01/33	17,545	19,295
#A15907, 5.00% due 11/01/33	15,371	16,904
#A12118, 5.00% due 08/01/33	13,117	14,121
#A15852, 5.00% due 11/01/33	12,142	13,353
#J03203, 6.00% due 08/01/21	11,741	12,792
#J03672, 6.00% due 11/01/21	11,290	12,346
#G06800, 4.00% due 10/01/41	11,628	12,215
#1G1762, 4.98% due 11/01/35[1]	10,843	11,484
#G06021, 5.50% due 01/01/40	10,246	11,131
#E99966, 5.00% due 10/01/18	8,789	9,466
#A93261, 4.00% due 08/01/40	7,415	7,788
#A91947, 5.00% due 04/01/40	6,848	7,365
#1B3203, 6.01% due 01/01/37[1]	6,202	6,556
#J03254, 6.00% due 08/01/21	5,221	5,697
#1G0661, 5.42% due 01/01/36[1]	5,169	5,523
#A92240, 4.50% due 05/01/40	4,631	4,910
#G08421, 4.00% due 10/01/40	3,756	3,945
#A94184, 4.00% due 10/01/40	2,865	3,009
#E01341, 5.50% due 03/01/18	2,490	2,687
#B10343, 5.00% due 11/01/18	2,155	2,321
#A94251, 4.00% due 10/01/40	1,957	2,056
#A94381, 4.00% due 10/01/40	1,732	1,819
#E99933, 5.00% due 10/01/18	1,669	1,798
#A94185, 4.00% due 10/01/40	1,664	1,747
#A94617, 4.00% due 10/01/40	966	1,015
#A94250, 4.00% due 10/01/40	955	1,004
#A94576, 4.00% due 10/01/40	921	968
#C68205, 7.00% due 06/01/32	740	851
#1B0527, 2.53% due 09/01/32[1]	748	763

Total Freddie Mac		1,600,958

Ginnie Mae
G2 4854, 4.50% due 11/20/40	150,181	164,115
G2 4748, 5.50% due 07/20/40	139,090	156,116
#605561, 5.50% due 11/15/34	21,142	23,854
G2 3517, 6.00% due 02/20/34	14,895	16,913
G2 3530, 5.50% due 03/20/34	11,304	12,758
G2 3529, 5.00% due 03/20/34	6,649	7,400
G2 3295, 5.50% due 10/20/32	4,756	5,370
G2 3490, 6.50% due 12/20/33	4,278	4,894
#781312, 7.00% due 12/15/13	1,903	1,953
G2 2102, 8.00% due 10/20/25	442	524

Total Ginnie Mae		393,897

JP Morgan Chase Commercial Mortgage Securities Corp.
5.55% due 05/12/45	110,000	120,285
2006-CB15, 5.81% due 05/12/16[1]	65,000	70,305
2004-LDP4, 4.82% due 10/15/42[1]	49,808	51,912

Total JP Morgan Chase Commercial Mortgage Securities Corp.		242,502

Commercial Mortgage Loan Trust 2008-LS1, 6.01% due 12/10/49[1]	175,000	178,525
Citigroup 2005-CD1, 5.22% due 07/15/44[1]	137,458	145,424

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	71

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	FACE AMOUNT	VALUE
Morgan Stanley Dean Witter Capital I 2002-TOP7, 5.98% due 01/15/39	$102,969	$103,718
Merrill Lynch Mortgage Trust 5.83% due 06/12/50[1]	70,000	75,476
Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-3, 4.50% due 07/10/43	58,998	58,975
Bear Stearns Commercial Mortgage Securities 5.69% due 06/11/50[1]	45,000	49,550
American Tower Trust 2007-1A, 5.96% due 04/15/37[3,4]	45,000	47,720
Bank of America Mortgage Securities, Inc.
2005-J, 5.24% due 11/25/35[1]	18,163	15,731
2004-A, 2.84% due 02/25/34[1]	14,867	12,147
2004-H, 2.75% due 09/25/34[1]	9,349	7,900
2004-I, 2.75% due 10/25/34[1]	5,064	4,648
2004-D, 2.88% due 05/25/34[1]	1,509	1,268

Total Bank of America Mortgage Securities, Inc.		41,694

JP Morgan Mortgage Trust 2.81% due 07/25/35[1]	39,829	35,551
Merrill Lynch Mortgage Investors Trust 1.04% due 09/25/35[1]	12,881	11,895
WaMu Mortgage Pass Trough Certificates 4.88% due 09/25/35[1]	8,616	7,459
GMAC Commercial Mortgage Securities, Inc. 2001-C2, 6.70%due 04/15/34	5,231	5,232

Total Mortgage Backed Securities (Cost $7,314,838)		7,591,437

U.S. GOVERNMENT SECURITIES† — 4.2%
U.S. Treasury Notes
2.62% due 04/30/16	740,000	800,645
1.75% due 08/15/12	435,000	439,418
2.12% due 08/15/21	375,000	384,609
2.63% due 07/31/14	325,000	344,069
3.13% due 09/30/13	135,000	141,734
2.25% due 05/31/14	105,000	109,848

Total U.S. Treasury Notes		2,220,323

U.S. Treasury Bonds 4.62% due 02/15/40	365,000	492,294

Total U.S. Government Securities (Cost $2,624,329)		2,712,617

MUNICIPAL BONDS†† — 1.4%
California — 0.3%
East Bay Municipal Utility District Revenue Bonds 5.87% due 06/01/40	40,000	49,283
Bay Area Toll Authority Revenue Bonds 6.26% due 04/01/49	25,000	32,618
City of Los Angeles Department of Airports Revenue Bonds 7.05% due 05/15/40	20,000	25,651
District of Columbia Revenue Bonds 5.25% due 12/01/34	20,000	22,165
Tompkins County Industrial Development Agency Revenue Bonds 5.00% due 07/01/37	20,000	21,864
Regional Transportation District Revenue Bonds 5.00% due 11/01/38	20,000	21,737
San Diego County Water Authority Revenue Bonds 6.14% due 05/01/49	15,000	18,862

Total California		192,180

Illinois — 0.2%
Metropolitan Water Reclamation District of Greater Chicago General Obligation Limited 5.72% due 12/01/38	40,000	48,982
Chicago Transit Authority Revenue Bonds 6.90% due 12/01/40	30,000	35,013
City of Chicago Illinois O’Hare International Airport Revenue Revenue Bonds 6.40% due 01/01/40	20,000	24,127

Total Illinois		108,122

New York — 0.2%
New York City Transitional Finance Authority Future Tax Secured Revenue Revenue Bonds 5.51% due 08/01/37	45,000	52,288
Housing Development Corp. Revenue Bonds 6.42% due 11/01/27	25,000	27,115
Metropolitan Transportation Authority Revenue Bonds 7.34% due 11/15/39	10,000	14,006
City of New York New York General Obligation Unlimited 5.85% due 06/01/40	10,000	11,739

Total New York		105,148

72	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series N (Managed Asset Allocation Series)

	FACE AMOUNT	VALUE
Virginia — 0.2%
University of Virginia Revenue Bonds 5.00% due 09/01/40	$45,000	$53,188
Virginia Public Building Authority Revenue Bonds 5.90% due 08/01/30	35,000	40,133
Virginia Commonwealth Transportation Board Revenue Bonds 5.35% due 05/15/35	5,000	5,756

Total Virginia		99,077

Maryland — 0.1%
Maryland State Transportation Authority Revenue Bonds
5.75% due 07/01/41	40,000	49,684
5.89% due 07/01/43	20,000	25,135

Total Maryland		74,819

Florida — 0.1%
State of Florida Lottery Revenue Revenue Bonds 5.00% due 07/01/20	50,000	60,143

Utah — 0.1%
Utah Transit Authority Revenue Bonds 5.94% due 06/15/39	40,000	51,068

Canada — 0.1%
Province of Ontario Canada 1.60% due 09/21/16	50,000	49,846

Kansas — 0.1%
Kansas Development Finance Authority Revenue Bonds 5.50% due 05/01/34	30,000	32,579

Massachusetts — 0.0%
Commonwealth of Massachusetts General Obligation Limited 5.25% due 08/01/20	25,000	31,937

Texas — 0.0%
City of Houston Texas General Obligation Limited 5.00% due 03/01/19	10,000	12,275
Texas Transportation Commission Revenue Bonds 5.18% due 04/01/30	10,000	11,617

Total Texas		23,892

Washington — 0.0%
State of Washington General Obligation Unlimited
5.00% due 07/01/22	5,000	6,159
5.00% due 06/01/22	5,000	6,150
5.00% due 07/01/23	5,000	6,060

Total Washington		18,369

Oregon — 0.0%
State of Oregon General Obligation Unlimited 5.89% due 06/01/27	15,000	17,636

District Of Columbia — 0.0%
District of Columbia Revenue Bonds 5.59% due 12/01/34	10,000	12,047

Total Municipal Bonds (Cost $776,960)		876,863

ASSET BACKED SECURITIES†† — 1.1%
GE Capital Credit Card Master Note Trust 3.69% due 07/15/15	114,000	115,795
Ginnie Mae
3.50% due 12/20/41	95,000	99,052
4.50% due 12/20/39[6]	99,896	15,582

Total Ginnie Mae		114,634

GE Equipment Midticket LLC 1.47% due 07/14/15[3,4]	100,000	100,474
World Financial Network Credit Card Master Trust
4.66% due 05/15/17	55,000	57,651
3.96% due 04/15/19	30,000	32,012

Total World Financial Network Credit Card Master Trust		89,663

Ally Auto Receivables Trust 4.06% due 05/16/16[3,4]	60,000	62,598
Navistar Financial Corporation Owner Trust 4.17% due 10/20/14[3,4]	50,000	50,208
WF-RBS Commercial Mortgage Trust 5.17% due 02/15/44[1,3,4]	50,000	47,487
AmeriCredit Automobile Receivables Trust 2.73% due 03/09/15	34,000	34,258
Marriott Vacation Club Owner Trust
5.74% due 04/20/28[3,4]	23,724	24,246
5.36% due 10/20/28[3,4]	6,874	6,952

Total Marriott Vacation Club Owner Trust		31,198

CarMax Auto Owner Trust 5.18% due 12/15/16	25,000	25,878
Countrywide Asset-Backed Certificates 1.90% due 01/25/34[1]	19,570	12,353
Chase Funding Mortgage Loan Asset-Backed Certificates 5.60% due 09/25/31	5,846	4,031

Total Asset Backed Securities (Cost $685,750)		688,577

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	73

S C H E D U L E O F I N V E S T M E N T S (concluded)
December 31, 2011	Series N (Managed Asset Allocation Series)

	FACE AMOUNT	VALUE
FOREIGN GOVERNMENT BONDS†† — 0.3%
South Africa Government International Bond 6.50% due 06/02/14	$65,000	$71,175
Mexico Government International Bond 6.38% due 01/16/13	45,000	47,025
Brazilian Government International Bond 11.00% due 08/17/40	35,000	46,287
Peruvian Government International Bond 7.13% due 03/30/19	20,000	25,150
Poland Government International Bond 3.88% due 07/16/15	20,000	20,346

Total Foreign Government Bonds (Cost $194,456)		209,983

Total Investments — 98.9% (Cost $58,712,288)		$63,071,245

Cash & Other Assets, Less Liabilities — 1.1%		703,798

Total Net Assets — 100.0%		$63,775,043

*	Non-income producing security.
†	Value determined based on Level 1 inputs, except as noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at December 31, 2011.
[2]	Perpetual maturity.
[3]	Security was acquired through a private placement.
[4]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $1,954,682 (cost $1,942,031), or 3.1% of total net assets.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Security is an interest-only strip. Rate indicated is effective yield at December 31, 2011.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

74	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Series N (Managed Asset Allocation Series)

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
December 31, 2011

ASSETS:
Investments, at value (cost $58,712,288)	$63,071,245
Foreign currency, at value (cost $7,649)	6,876
Cash	530
Prepaid expenses	345
Receivables:
Securities sold	1,011,003
Interest	193,387
Dividends	60,074
Fund shares sold	28,508
Foreign taxes reclaim	10,287

Total assets	64,382,255

LIABILITIES:
Payable for:
Securities purchased	454,663
Management fees	54,146
Fund shares redeemed	35,407
Fund accounting/administration fees	8,122
Transfer agent/maintenance fees	2,257
Directors’ fees*	1,474
Miscellaneous	51,143

Total liabilities	607,212

NET ASSETS	$63,775,043

NET ASSETS CONSIST OF:
Paid in capital	$67,209,329
Undistributed net investment income	746,310
Accumulated net realized loss on investments	(8,538,921)
Net unrealized appreciation on investments and foreign currency	4,358,325

Net assets	$63,775,043

Capital shares outstanding	3,184,876
Net asset value per share	$20.02

S T AT E M E N T O F O P E R AT I O N S
Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $42,499)	$1,017,556
Interest (net of foreign withholding tax of $661)	1,124,156

Total investment income	2,141,712

EXPENSES:
Management fees	724,875
Transfer agent/maintenance fees	25,236
Fund accounting/administration fees	108,731
Pricing fees	112,255
Custodian fees	96,114
Directors’ fees*	7,560
Miscellaneous	54,462

Total expenses	1,129,233

Net investment income	1,012,479

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,381,946
Foreign currency	(2,169)

Net realized gain	3,379,777

Net change in unrealized appreciation (depreciation) on:
Investments	(4,070,137)
Foreign currency	(1,423)

Net change in unrealized appreciation (depreciation)	(4,071,560)

Net realized and unrealized loss	(691,783)

Net increase in net assets resulting from operations	$320,696

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	75

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	Series N (Managed Asset Allocation Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,012,479	$1,073,404
Net realized gain on investments and foreign currency	3,379,777	2,284,043
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(4,071,560)	4,504,009
Net increase in net assets resulting from operations	320,696	7,861,456
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,984,353	12,578,193
Cost of shares redeemed	(19,263,587)	(21,137,677)
Net decrease from capital share transactions	(15,279,234)	(8,559,484)
Net decrease in net assets	(14,958,538)	(698,028)
NET ASSETS:
Beginning of year	78,733,581	79,431,609
End of year	$63,775,043	$78,733,581
Undistributed net investment income at end of year	$746,310	$751,365
CAPITAL SHARE ACTIVITY:
Shares sold	199,479	691,770
Shares redeemed	(973,315)	(1,148,435)
Net decrease in shares	(773,836)	(456,665)

76	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

F I N A N C I A L H I G H L I G H T S	Series N (Managed Asset Allocation Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$19.89	$17.99	$14.31	$19.67	$18.55
Income (loss) from investment operations:
Net investment income[a]	.28	.26	.27	.34	.32
Net gain (loss) on investments (realized and unrealized)	(.15)	1.64	3.41	(5.70)	.80

Total from investment operations	.13	1.90	3.68	(5.36)	1.12
Net asset value, end of period	$20.02	$19.89	$17.99	$14.31	$19.67

Total Return[b]	0.65%	10.56%	25.63%	(27.25% )	6.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,775	$78,734	$79,432	$76,421	$117,423
Ratios to average net assets:
Net investment income	1.40%	1.40%	1.71%	1.94%	1.63%
Total expenses	1.56%	1.50%	1.66%	1.52%	1.41%
Portfolio turnover rate	44%	52%	46%	82%	75%

a	Net investment income per share was computed using average shares outstanding throughout the period.
b	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	77

M A N A G E R S ’ C O M M E N T A R Y	Series O (All Cap Value Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Series O (All Cap Value Series) returned -4.35%, while the benchmark, the Russell 3000® Value Index*, returned -0.10%.

Our strategy is to select securities of small- to large-sized companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

The portfolio’s performance was helped by being underweight the poorly performing Financials sector, as well as good stock selection there, and good stock selection in a solidly performing Energy sector. However, these benefits were not enough to offset the effects of poor stock selection in Industrials (where the portfolio was also nearly twice the weight of the Index) and Information Technology. The portfolio’s Technology holdings as a group lost 25%, compared with a loss of about 5% for the Technology names in the Index.

The Financials sector contributed most to the Fund’s return over the period. Although the portfolio was underweight Financials (a 19% weighting versus 27% for the Index), our holdings performed better than those in the Index.

Industrials and Information Technology detracted the most from the Fund’s return for the period. Security selection was a major factor in the two sectors’ relative underperformance.

The holdings contributing most to portfolio performance over the period were Williams Companies, Inc. and Aetna Inc. The main detractors were Computer Sciences Corp. and McDermott International Inc.

Factors expected to affect markets going forward include the trend in corporate earnings, resolution to the European sovereign debt crisis and developments in the U.S. economic recovery as a result of the ongoing budget discussions. We expect the world macroeconomic situation to remain unsettled in the near future and are focused on searching for companies that are underpriced relative to their intrinsic value as determined through our systematic, bottom-up, fundamental-research analysis process.

Through periods of uncertainty, we believe holding companies that meet our investment criteria, and staying consistent with our philosophy and process, will benefit our investors over the long term. We appreciate your business and the trust you place in us.

Sincerely,

James Schier, CFA, Portfolio Manager

Mark A. Mitchell, CFA, Portfolio Manager

78  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

M A N A G E R S ’ C O M M E N T A R Y (concluded)	Series O (All Cap Value Series)
December 31, 2011	(Unaudited)

The opinions and forecasts expressed are those of James Schier and Mark A. Mitchell as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) is/are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund(s). Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  79

P E R F O R M A N C E R E P O R T A N D F U N D P R O F I L E (Unaudited) December 31, 2011

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns*

Periods Ended 12/31/111

	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	-4.35%	-1.24%	3.69%
Russell 3000 Value Index	-0.10%	-2.58%	4.08%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:	June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Equifax, Inc.	3.4%
Western Union Co.	2.8%
Chevron Corp.	2.7%
CVS Caremark Corp.	2.3%
TE Connectivity Ltd.	2.3%
Lowe’s Companies, Inc.	2.2%
Williams Companies, Inc.	2.2%
Aon Corp.	2.1%
Wells Fargo & Co.	2.1%
Berkshire Hathaway, Inc. — Class B	2.0%
Top Ten Total	24.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

80  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

S C H E D U L E O F I N V E S T M E N T S
December 31, 2011	Series O (All Cap Value Series)

	SHARES	VALUE
COMMON STOCKS† — 97.1%
Financials — 19.3%
Aon Corp.	63,300	$2,962,440
Wells Fargo & Co.	102,633	2,828,565
Berkshire Hathaway, Inc. — Class B*	35,900	2,739,170
U.S. Bancorp	82,317	2,226,675
JPMorgan Chase & Co.	56,000	1,862,000
American Financial Group, Inc.	47,800	1,763,342
BB&T Corp.	68,200	1,716,594
Allstate Corp.	61,650	1,689,827
WR Berkley Corp.	49,000	1,685,110
Hanover Insurance Group, Inc.	44,320	1,548,984
State Street Corp.	33,300	1,342,323
Reinsurance Group of America, Inc. — Class A	18,855	985,174
Alleghany Corp.*	2,513	716,934
Employers Holdings, Inc.	33,000	596,970
Ocwen Financial Corp.	35,117	508,494
Progressive Corp.	25,750	502,383
RenaissanceRe Holdings Ltd.	6,450	479,687
Endurance Specialty Holdings Ltd.	6,530	249,773
Old National Bancorp	19,545	227,699

Total Financials		26,632,144

Industrials — 17.0%
Equifax, Inc.	119,700	4,637,178
Republic Services, Inc. — Class A	77,100	2,124,105
URS Corp.*	55,200	1,938,624
GeoEye, Inc.*	86,160	1,914,475
United Technologies Corp.	25,800	1,885,722
Quanta Services, Inc.*	73,000	1,572,420
Parker Hannifin Corp.	14,000	1,067,500
FedEx Corp.	12,600	1,052,226
Covanta Holding Corp.	67,000	917,230
USG Corp.*	79,100	803,656
Trex Company, Inc.*	34,800	797,268
Orbital Sciences Corp.*	48,821	709,369
General Cable Corp.*,1	28,000	700,280
Navigant Consulting, Inc.*	58,500	667,485
Aegion Corp.*	37,300	572,182
FTI Consulting, Inc.*	13,260	562,489
Saia, Inc.*	39,000	486,720
Atlas Air Worldwide Holdings, Inc.*	7,928	304,673
ICF International, Inc.*	11,100	275,058
DryShips, Inc.*	102,700	205,400
United Stationers, Inc.	4,990	162,474

Total Industrials		23,356,534

Energy — 14.9%
Chevron Corp.[2]	35,100	3,734,640
Williams Companies, Inc.	89,900	2,968,498
McDermott International, Inc.*	210,000	2,417,100
ConocoPhillips	29,400	2,142,378
Apache .Corp.	22,410	2,029,898
Halliburton Co.	46,300	1,597,813
Plains Exploration & Production Co.*	26,960	989,971
Gulfport Energy Corp.*	31,900	939,455
Chesapeake Energy Corp.	42,000	936,180
SandRidge Energy, Inc.*	87,511	714,090
Exxon Mobil Corp.	8,400	711,984
Goodrich Petroleum Corp.*	32,356	444,248
Arch Coal, Inc.	28,500	413,535
Resolute Energy Corp.*	33,700	363,960
USEC, Inc.*	94,070	107,240
Ocean Rig UDW, Inc.*	746	9,101

Total Energy		20,520,091

Information Technology — 13.1%
Western Union Co.	210,500	3,843,730
TE Connectivity Ltd.	103,200	3,179,592
Computer Sciences Corp.	106,600	2,526,420
Cisco Systems, Inc.	106,700	1,929,136
IXYS Corp.*	176,300	1,909,329
Hewlett-Packard Co.	63,352	1,631,948
Maxwell Technologies, Inc.*	68,700	1,115,688
Symmetricom, Inc.*	129,300	696,927
Cree, Inc.*	22,700	500,308
Power-One, Inc.*	111,315	435,242
Satyam Computer Services Ltd. ADR*	104,515	244,565

Total Information Technology		18,012,885

Consumer Discretionary — 9.7%
Lowe’s Companies, Inc.	119,000	3,020,220
Time Warner, Inc.	71,266	2,575,553
Cabela’s, Inc.*	79,237	2,014,205
Penn National Gaming, Inc.*	23,500	894,645
Chico’s FAS, Inc.[1]	70,000	779,800
Best Buy Company, Inc.	32,300	754,851
Apollo Group, Inc. — Class A*,1	13,290	715,932
Brown Shoe Company, Inc.	52,392	466,289
Maidenform Brands, Inc.*	24,850	454,755
Scholastic Corp.	14,500	434,565
Jack in the Box, Inc.*	20,000	418,000
Hanesbrands, Inc.*	15,120	330,523
DeVry, Inc.	7,270	279,604
Fred’s, Inc. — Class A	12,550	182,979

Total Consumer Discretionary		13,321,921

Consumer Staples — 7.4%
CVS Caremark Corp.	78,600	3,205,308
Kraft Foods, Inc. — Class A	53,700	2,006,232
Wal-Mart Stores, Inc.	32,800	1,960,128
Bunge Ltd.[1]	19,600	1,121,120
Ralcorp Holdings, Inc.*	8,052	688,446
JM Smucker Co.	8,710	680,861
Hormel Foods Corp.	18,480	541,279

Total Consumer Staples		10,203,374

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	81

S C H E D U L E O F I N V E S T M E N T S (concluded)
December 31, 2011	Series O (All Cap Value Series)

	SHARES	VALUE
Health Care — 6.7%
Covidien plc	49,500	$2,227,995
Aetna, Inc.	39,900	1,683,381
Mednax, Inc.*	17,500	1,260,175
UnitedHealth Group, Inc.	19,000	962,920
Forest Laboratories, Inc.*	24,550	742,883
Hospira, Inc.*	16,455	499,738
Hologic, Inc.*	24,443	427,997
Medco Health Solutions, Inc.*	7,200	402,480
Universal Health Services, Inc. — Class B	9,340	362,952
Kindred Healthcare, Inc.*	29,594	348,321
Community Health
Systems, Inc.*	19,030	332,073

Total Health Care		9,250,915

Materials — 4.9%
Dow Chemical Co.	72,700	2,090,852
Louisiana-Pacific Corp.*	164,000	1,323,480
Sonoco Products Co.	29,900	985,504
Owens-Illinois, Inc.*	47,630	923,069
Bemis Company, Inc.	16,300	490,304
HB Fuller Co.	17,108	395,366
Globe Specialty Metals, Inc.	24,990	334,616
Zoltek Companies, Inc.*	30,900	235,458

Total Materials		6,778,649

Utilities — 3.3%
Edison International	64,800	2,682,720
Black Hills Corp.	22,000	738,760
Great Plains Energy, Inc.	23,922	521,021
Allete, Inc.	8,000	335,840
MDU Resources Group, Inc.	13,819	296,556

Total Utilities		4,574,897

Telecommunication Services — 0.8%
Windstream Corp.	93,500	1,097,690

Total Common Stocks (Cost $132,735,157)		133,749,100

Total Investments — 97.1% (Cost $132,735,157)		$133,749,100

	CONTRACTS
OPTIONS WRITTEN — (0.1)%
Call Options on:
Bunge Ltd.
Expiring January 2012 with strike price of $62.50†	105	(1,155)
Chico’s FAS, Inc.
Expiring January 2012 with strike price of $15.00††	134	(2,680)
General Cable Corp.
Expiring January 2012 with strike price of $27.00†	209	(6,270)
Apollo Group, Inc.
Expiring January 2012 with strike price of $50.00†	132	(67,320)

Total Call Options		(77,425)

Put Options on:
Northern Trust Corp.
Expiring January 2012 with strike price of $35.00†	188	(4,700)
General Cable Corp.
Expiring January 2012 with strike price of $21.00††	252	(5,040)
Chico’s FAS, Inc.
Expiring January 2012 with strike price of $12.50††	161	(24,150)
Bunge Ltd.
Expiring January 2012 with strike price of $60.00†	110	(34,100)

Total Put Options		(67,990)

Total Options Written (Premiums received $307,379)		(145,415)

Cash & Other Assets, Less Liabilities — 3.0%		4,190,443

Total Net Assets — 100.0%		$137,794,128

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as collateral for open call option written contracts at December 31, 2011.
[2]	All or a portion of this security is pledged as collateral for open put option written contracts at December 31, 2011.
ADR — American Depositary Receipt
plc — Public Limited Company

82	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Series O (All Cap Value Series)

S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S

December 31, 2011

ASSETS:
Investments, at value (cost $132,735,157)	$133,749,100
Cash	4,378,421
Prepaid expenses	701
Receivables:
Dividends	184,821
Fund shares sold	117,940
Securities sold	10,200

Total assets	138,441,183

LIABILITIES:
Options written, at value (premiums received $307,379)	145,415
Payable for:
Fund shares redeemed	253,241
Securities purchased	115,972
Management fees	81,486
Fund accounting/administration fees	11,058
Transfer agent/maintenance fees	2,254
Directors’ fees*	660
Miscellaneous	36,969

Total liabilities	647,055

NET ASSETS	$137,794,128

NET ASSETS CONSIST OF:
Paid in capital	$160,479,638
Undistributed net investment income	1,075,134
Accumulated net realized loss on investments	(24,936,551)
Net unrealized appreciation on investments	1,175,907

Net assets	$137,794,128

Capital shares outstanding	6,454,724
Net asset value per share	$21.35

S T A T E M E N T   O F   O P E R A T I O N S

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$2,410,411
Interest	508

Total investment income	2,410,919

EXPENSES:
Management fees	1,085,680
Transfer agent/maintenance fees	25,244
Fund accounting/administration fees	147,340
Directors’ fees*	11,777
Custodian fees	8,422
Miscellaneous	57,322

Total expenses	1,335,785

Net investment income	1,075,134

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,088,938
Options written	102,205

Net realized gain	4,191,143

Net change in unrealized appreciation (depreciation) on:
Investments	(12,945,666)
Options written	375,133

Net change in unrealized appreciation (depreciation)	(12,570,533)

Net realized and unrealized loss	(8,379,390)

Net decrease in net assets resulting from operations	$(7,304,256)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	83

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	Series O (All Cap Value Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,075,134	$1,084,849
Net realized gain on investments	4,191,143	1,512,399
Net change in unrealized appreciation (depreciation) on investments	(12,570,533)	22,227,783
Net increase (decrease) in net assets resulting from operations	(7,304,256)	24,825,031
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	15,737,462	27,268,992
Cost of shares redeemed	(36,360,715)	(48,290,199)
Net decrease from capital share transactions	(20,623,253)	(21,021,207)
Net increase (decrease) in net assets	(27,927,509)	3,803,824
NET ASSETS:
Beginning of year	165,721,637	161,917,813
End of year	$137,794,128	165,721,637
Undistributed net investment income at end of year	$1,075,134	$1,084,849
CAPITAL SHARE ACTIVITY:
Shares sold	687,537	1,385,350
Shares redeemed	(1,656,071)	(2,423,605)
Net decrease in shares	(968,534)	(1,038,255)

84	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

F I N A N C I A L H I G H L I G H T S	Series O (All Cap Value Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008[d]	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$22.32	$19.14	$14.39	$23.37	$22.73
Income (loss) from investment operations:
Net investment income[a]	.15	.14	.16	.34	.34
Net gain (loss) on investments (realized and unrealized)	(1.12)	3.04	4.59	(9.32)	.30

Total from investment operations	(.97)	3.18	4.75	(8.98)	.64
Net asset value, end of period	$21.35	$22.32	$19.14	$14.39	$23.37

Total Return[b]	(4.35% )	16.61%	33.01%	(38.43% )	2.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137,794	$165,722	$161,918	$156,634	$288,233
Ratios to average net assets:
Net investment income	0.69%	0.68%	1.00%	1.72%	1.42%
Total expenses	0.86%	0.86%	0.87%	1.09%	1.14%
Net expenses[c]	0.86%	0.86%	0.85%	1.07%	1.14%
Portfolio turnover rate	19%	11%	19%	124%	25%

a	Net investment income per share was computed using average shares outstanding throughout the period.
b	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
c	Net expense information reflects the expense ratios after expense waivers.
d	Security Investors, LLC (SI) became the advisor of Series O effective August 15, 2008. Prior to August 15, 2008, T.Rowe Price sub-advised the Series.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	85

M A N A G E R ’ S C O M M E N T A R Y	Series P (High Yield Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Series P (High Yield Series) returned -0.04%, underperforming the 4.98% performance of its benchmark, the Barclays Capital U.S. High Yield Index*.

The High Yield Series primarily invests in a diversified portfolio consisting of a broad range of high-yield, high-risk debt securities rated below the top-four long-term credit rating categories and maintain a dollar-weighted average duration of 3 to 15 years.

The Series’ investment approach uses a bottom-up process in selecting high yield securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, its debt service coverage or ability to make interest payments on its debt, cash flow, and general economic and market factors. Relative value analysis compares the credit risk and yield of a security to that of other securities. We search for securities that appear to be inexpensive relative to comparable securities and securities that have the potential for an upgrade of their credit rating.

Performance in the high yield bond market slowed considerably in 2011, after a stabilizing economy and rising strength of corporate balance sheets led to strong results in 2009 and 2010. In mid-2011, concern about the European sovereign debt situation and potential slowing in the U.S. economy drove investors to less risky Treasuries, and spreads between yields on high-yield securities and Treasuries widened. In addition, the U.S. Federal Reserve implemented Operation Twist, further depressing Treasury yields. A rebound in the fourth quarter was attributable to improved U.S. growth and actions by central banks to boost liquidity for European banks. Still, Treasuries and higher-quality corporate bonds (those rated BB and higher) both outperformed lower-quality high-yield bonds for the year.

Investor appetite for income and yield continues to be solid in a low interest rate environment, which is expected to continue as the Federal Reserve Bank has reiterated its intention to keep interest rates low for well beyond 2012. In addition, U.S. corporations still have large amounts of cash and have strongly improved balance sheets. The continued strength of bond issuance in 2011 in part helped them refinance at more attractive rates, which we expect to keep default rates low. The default rate for high yield securities for the year was 1.8%, well below the 4% historical long-term average, making the additional yield available in high yield bonds relative to U.S. Treasury securities attractive.

The economy appears to be continuing its slow but gradual recovery, eluding the outright recession that is threatening Europe. Despite volatility in the high-yield sector that will be around as long as the European situation persists, its low default rate and relatively better yields compared with other fixed-income investments should help to attract investors in the coming months.

We feel comfortable with the composition of our portfolio and are optimistic that good opportunities will be presented as the economy continues to improve. Therefore, we plan to keep the structure of the portfolio consistent as 2012 gets underway. However, we will continue to monitor valuations and adjust the portfolio accordingly throughout the year.

We appreciate your business and thank you for being an investor in the Series.

Sincerely,

David Toussaint, CFA, CPA, Portfolio Manager

86  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

M A N A G E R ’ S C O M M E N T A R Y (concluded)	Series P (High Yield Series)
December 31, 2011	(Unaudited)

The opinions and forecasts expressed are those of David Toussaint as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*Barclays Capital U.S. High-Yield Index – The U.S. Corporate High-Yield Bond Index measures the market of USD denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydexsgi. com or call 800.820.0888.

The referenced fund(s) is/are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund(s). Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  87

P E R F O R M A N C E R E P O R T A N D F U N D P R O F I L E (Unaudited) December 31, 2011

SERIES P (HIGH YIELD SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Cumulative Fund Performance*

The Barclays Capital U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt.

Average Annual Returns*

Periods Ended 12/31/111

	1 Year	5 Year	10 Year
Series P (High Yield Series)	-0.04%	7.34%	8.41%
Barclays Capital U.S. High Yield Index	4.98%	7.54%	8.85%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:	August 5, 1996

Portfolio Composition by Quality Rating (Based on Standard and Poor’s Ratings)
Fixed Income Instruments
B-	19.4%
B	13.6%
BB-	12.3%
CCC+	10.4%
B+	9.6%
BB+	8.9%
CCC	8.2%
Other	16.1%
Other Instruments
Common Stock	0.9%
Preferred Stocks	0.6%
Warrants	0.0%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Capital U.S. High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

88  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

S C H E D U L E O F I N V E S T M E N T S
December 31, 2011	Series P (High Yield Series)

	SHARES	VALUE
COMMON STOCKS† — 0.9%
Energy — 0.6%
Stallion Oilfield Holdings Ltd.*,†††,1,2	19,265	$635,745
Financials — 0.3%
CIT Group, Inc.*	7,613	265,465
Capitol Federal Financial, Inc.	10,000	115,400
Leucadia National Corp.	247	5,617

Total Financials		386,482

Consumer Discretionary — 0.0%
Adelphia Recovery Trust*	5,270	198

Industrials — 0.0%
Delta Air Lines, Inc.*	1	8

Health Care — 0.0%
MEDIQ, Inc.*,†††,1	92	1

Total Common Stocks (Cost $685,130)		1,022,434

PREFERRED STOCKS — 0.6%
Citigroup Capital XIII 7.88% due 10/30/40†,3	25,000	651,500
U.S. Shipping Corp.*,†††,1	24,529	12,264

Total Preferred Stocks (Cost $1,250,000)		663,764

WARRANTS††† — 0.0%
SemGroup Corp. 11/30/14*,1	2,040	11,179
Reader’s Digest Association, Inc.[1]	478	5

Total Warrants (Cost $10,200)		11,184

	FACE AMOUNT
CORPORATE BONDS†† — 87.3%
Financials — 17.9%
Nelnet, Inc. 3.95% due 09/29/36[3]	$4,250,000	3,627,281
Nuveen Investments, Inc. 10.50% due 11/15/15[2]	2,550,000	2,530,875
Nuveen Investments, Inc. 10.50% due 11/15/15[2,4]	250,000	245,625
CIT Group, Inc. 7.00% due 05/02/17[2,4]	2,200,000	2,197,250
Ally Financial, Inc. 8.00% due 11/01/31	1,600,000	1,512,000
6.75% due 12/01/14	650,000	655,673
Forest City Enterprises, Inc. 7.63% due 06/01/15	1,750,000	1,719,375
CNL Lifestyle Properties, Inc. 7.25% due 04/15/19	1,700,000	1,572,500
Ford Motor Credit Company LLC 7.00% due 04/15/15	1,000,000	1,075,000
8.13% due 01/15/20	400,000	470,827
Rabobank Capital Funding Trust II 5.26%[2,3,4,5]	1,400,000	1,313,547
Icahn Enterprises LP 8.00% due 01/15/18	1,000,000	1,040,000
Pinnacle Foods Finance LLC 8.25% due 09/01/17	500,000	520,000
9.25% due 04/01/15	500,000	513,125
E*Trade Financial Corp. 12.50% due 11/30/17	900,000	1,017,000
Progress Capital Trust I 10.50% due 06/01/27	700,000	717,020
Aviv Healthcare Properties, LP 7.75% due 02/15/19	250,000	245,000
USI Holdings Corp. 9.75% due 05/15/15[2,4]	100,000	95,750
FCB Capital Trust I 8.05% due 03/01/28	75,000	76,255

Total Financials		21,144,103

Consumer Discretionary — 15.5%
Penske Automotive Group, Inc. 7.75% due 12/15/16	2,500,000	2,562,500
Snoqualmie Entertainment Authority 9.13% due 02/01/15[2,4]	2,500,000	2,412,500
Pinnacle Entertainment, Inc. 8.75% due 05/15/20	2,000,000	1,960,000
Easton-Bell Sports, Inc. 9.75% due 12/01/16	1,125,000	1,226,250
Roadhouse Financing, Inc. 10.75% due 10/15/17	1,260,000	1,225,350
Dave & Buster’s, Inc. 11.00% due 06/01/18	1,125,000	1,141,875
AMC Entertainment, Inc. 8.00% due 03/01/14	1,000,000	987,500
MGM Resorts International 7.63% due 01/15/17	1,000,000	952,500
Mohegan Tribal Gaming Authority 7.13% due 08/15/14	1,750,000	826,875
CKE Restaurants, Inc. 11.38% due 07/15/18	750,000	817,500
Hanesbrands, Inc. 8.00% due 12/15/16	750,000	815,625
Travelport LLC 9.88% due 09/01/14	1,325,000	788,375
Sonic Automotive, Inc. 9.00% due 03/15/18	585,000	615,713
XM Satellite Radio, Inc. 13.00% due 08/01/13[2,4]	500,000	567,500
American Axle & Manufacturing Holdings, Inc. 9.25% due 01/15/17[2,4]	500,000	542,500
Sally Holdings LLC 6.88% due 11/15/19[2,4]	400,000	418,000

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	89

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series P (High Yield Series)

	FACE AMOUNT	VALUE
Burlington Coat Factory Warehouse Corp. 10.00% due 02/15/19	$200,000	$195,500
Fisher Communications, Inc. 8.63% due 09/15/14	170,000	172,975
Baker & Taylor, Inc. 11.50% due 07/01/13[2,4]	150,000	117,000
Metaldyne Corp. 11.00% due 06/15/12†††,1,6	1,000,000	—

Total Consumer Discretionary		18,346,038

Industrials — 12.7%
GeoEye, Inc. 8.63% due 10/01/16	2,250,000	2,317,500
Air Canada 12.00% due 02/01/16[2,4]	2,650,000	2,285,625
UAL 2009-2B Pass Through Trust 12.00% due 01/15/16[2,4]	2,134,681	2,262,762
International Lease Finance Corp. 8.75% due 03/15/17	2,000,000	2,060,000
BE Aerospace, Inc. 8.50% due 07/01/18	1,500,000	1,642,500
Kansas City Southern Railway 8.00% due 06/01/15	1,500,000	1,591,875
ARAMARK Holdings Corp. 8.63% due 05/01/16[2,4]	1,000,000	1,030,000
Alion Science and Technology Corp. 10.25% due 02/01/15	1,500,000	780,000
Huntington Ingalls Industries, Inc. 7.13% due 03/15/21[2,4]	750,000	735,000
American Railcar Industries, Inc. 7.50% due 03/01/14	208,000	208,000
Triumph Group, Inc. 8.00% due 11/15/17	100,000	106,500

Total Industrials		15,019,762

Health Care — 11.3%
Catalent Pharma Solutions, Inc. 9.50% due 04/15/15	2,805,984	2,883,149
IASIS Healthcare LLC 8.38% due 05/15/19	2,250,000	1,963,125
Vanguard Health Holding Co. II LLC 7.75% due 02/01/19	2,000,000	1,920,000
HealthSouth Corp. 8.13% due 02/15/20	1,769,000	1,782,267
Tenet Healthcare Corp. 8.88% due 07/01/19	1,000,000	1,122,500
STHI Holding Corp. 8.00% due 03/15/18[2,4]	950,000	976,125
CHS 8.88% due 07/15/15	603,000	622,597
8.00% due 11/15/19[2,4]	150,000	151,500
Apria Healthcare Group, Inc. 11.25% due 11/01/14	600,000	619,500
Fresenius Medical Care US Finance, Inc. 5.75% due 02/15/21[2,4]	500,000	499,375
Radnet Management, Inc. 10.38% due 04/01/18	400,000	352,000
Symbion, Inc. 11.00% due 08/23/15	211,751	210,163
DJO Finance LLC 9.75% due 10/15/17	250,000	194,375
Valeant Pharmaceuticals International 7.00% due 10/01/20[2,4]	100,000	98,750

Total Health Care		13,395,426

Telecommunication Services — 6.8%
Intelsat Luxembourg S.A. 11.25% due 02/04/17	1,500,000	1,451,250
Sprint Capital Corp. 6.90% due 05/01/19	1,600,000	1,316,000
West Corp. 11.00% due 10/15/16	1,250,000	1,315,625
Block Communications, Inc. 8.25% due 12/15/15[2,4]	1,125,000	1,146,094
DISH DBS Corp. 6.63% due 10/01/14	1,000,000	1,067,500
Avaya, Inc. 10.13% due 11/01/15	750,000	675,000
9.75% due 11/01/15	400,000	360,000
Clear Channel Communications, Inc. 11.00% due 08/01/16	500,000	315,000
Clearwire Communications LLC 12.00% due 12/01/15[2,4]	300,000	287,250
Bonten Media Acquisition Co. 9.00% due 06/01/15[2,4]	126,868	101,494

Total Telecommunication Services		8,035,213

Utilities — 6.3%
NRG Energy, Inc. 8.50% due 06/15/19	1,500,000	1,522,500
8.25% due 09/01/20	500,000	502,500
AES Red Oak LLC 8.54% due 11/30/19	1,673,164	1,723,359
Elwood Energy LLC 8.16% due 07/05/26	1,110,400	1,085,416
Edison Mission Energy 7.63% due 05/15/27	1,650,000	973,500
Calpine Corp. 7.88% due 01/15/23[2,4]	500,000	537,500
Targa Resources Partners, LP 7.88% due 10/15/18	500,000	527,500
Inergy, LP 7.00% due 10/01/18	300,000	304,500
MarkWest Energy Partners, LP 6.75% due 11/01/20	250,000	261,875

90	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series P (High Yield Series)

	FACE AMOUNT	VALUE
East Coast Power LLC 7.07% due 03/31/12	$10,853	$10,895

Total Utilities		7,449,545

Consumer Staples — 4.8%
Constellation Brands, Inc. 7.25% due 05/15/17	1,000,000	1,100,000
Reynolds Group Issuer, Inc. 8.50% due 05/15/18[2,4]	750,000	718,125
9.00% due 04/15/19[2,4]	250,000	237,500
Rite Aid Corp. 9.50% due 06/15/17	1,000,000	912,500
Armored Autogroup, Inc. 9.25% due 11/01/18[2,4]	1,100,000	849,750
American Achievement Corp. 10.88% due 04/15/16[2,4]	1,050,000	808,500
Bumble Bee Holdco SCA 9.63% due 03/15/18[2,4]	600,000	534,000
Bumble Bee Acquisition Corp. 9.00% due 12/15/17[2,4]	476,000	483,140
Spectrum Brands Holdings, Inc. 9.50% due 06/15/18[2,4]	50,000	54,688

Total Consumer Staples		5,698,203

Materials — 4.3%
Berry Plastics Corp. 9.50% due 05/15/18	2,000,000	2,010,000
Ineos Group Holdings Ltd. 8.50% due 02/15/16[2,4]	2,500,000	1,987,500
Sino-Forest Corp. 10.25% due 07/28/14[2,4]	2,275,000	591,500
FMG Resources August 2006 Pty Ltd. 8.25% due 11/01/19[2,4]	500,000	508,750
Methanex Corp. 8.75% due 08/15/12	5,000	5,143

Total Materials		5,102,893

Information Technology — 4.1%
Seagate Technology HDD Holdings 6.80% due 10/01/16	1,350,000	1,444,500
NCO Group, Inc. 11.88% due 11/15/14	1,000,000	945,000
Seagate HDD Cayman 6.88% due 05/01/20	900,000	924,750
First Data Corp. 11.25% due 03/31/16	1,000,000	830,000
SunGard Data Systems, Inc. 10.63% due 05/15/15	600,000	639,000

Total Information Technology		4,783,250

Energy — 3.6%
Stallion Oilfield Holdings Ltd. 10.50% due 02/15/15	1,450,000	1,551,500
Tesoro Corp. 6.50% due 06/01/17	900,000	922,500
Westmoreland Coal Co. 10.75% due 02/01/18	800,000	784,000
Petroquest Energy, Inc. 10.00% due 09/01/17	500,000	515,000
BreitBurn Energy Partners, LP 8.63% due 10/15/20	250,000	261,563
SM Energy Co. 6.50% due 11/15/21[2,4]	150,000	154,500
SemGroup, LP 8.75% due 11/15/15†††,1,6	1,700,000	—

Total Energy		4,189,063

Total Corporate Bonds (Cost $104,088,422)		103,163,496

CONVERTIBLE BONDS†† — 4.7%
Financials — 1.4%
Forest City Enterprises, Inc. 5.00% due 10/15/16	1,000,000	1,121,250
E*Trade Financial Corp. 0.00% due 08/31/19	750,000	585,000

Total Financials		1,706,250

Industrials — 1.3%
DryShips, Inc. 5.00% due 12/01/14	2,166,000	1,489,125

Consumer Discretionary — 0.9%
Sonic Automotive, Inc. 5.00% due 10/01/29	800,000	1,059,000

Energy — 0.8%
USEC, Inc. 3.00% due 10/01/14	2,050,000	950,687

Health Care — 0.3%
Invacare Corp. 4.13% due 02/01/27	350,000	377,563

Total Convertible Bonds (Cost $6,450,788)		5,582,625

FOREIGN GOVERNMENT BONDS†† — 0.2%
Mexico Government International Bond 7.50% due 01/14/12	116,000	116,000
Banque Centrale de Tunisie S.A. 7.38% due 04/25/12	80,000	80,800
South Africa Government International Bond 7.38% due 04/25/12	35,000	35,571
Chile Government International Bond 7.13% due 01/11/12	25,000	25,027

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	91

S C H E D U L E O F I N V E S T M E N T S (concluded)
December 31, 2011	Series P (High Yield Series)

VALUE
Total Foreign Government Bonds (Cost $255,906)	$257,398

Total Investments — 93.7% (Cost $112,740,446)	$110,700,901

Cash & Other Assets, Less Liabilities — 6.3%	7,455,225

Total Net Assets — 100.0%	$118,156,126

*	Non-income producing security.
†	Value determined based on Level 1 inputs, except as noted — See Note 4.
††	Value determined based on Level 2 inputs, except as noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Security was acquired through a private placement.
[3]	Variable rate security. Rate indicated is rate effective at December 31, 2011.
[4]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $24,949,100 (cost $27,248,127), or 21.1% of total net assets.
[5]	Perpetual maturity.
[6]	Security is in default of interest and/or principal obligations.
REIT — Real Estate Investment Trust

92	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

     Series P (High Yield Series)

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
December 31, 2011

ASSETS:
Investments, at value (cost $112,740,446)	$110,700,901
Cash	5,164,852
Prepaid expenses	586
Receivables:
Interest	2,374,671
Fund shares sold	77,102
Other	5,500

Total assets	118,323,612

LIABILITIES:
Payable for:
Management fees	75,018
Fund shares redeemed	47,726
Fund accounting/administration fees	9,502
Transfer agent/maintenance fees	2,257
Directors’ fees*	1,562
Miscellaneous	31,421

Total liabilities	167,486

NET ASSETS	$118,156,126

NET ASSETS CONSIST OF:
Paid in capital	$105,692,419
Undistributed net investment income	11,992,669
Accumulated net realized gain on investments	2,505,083
Net unrealized depreciation on investments	(2,034,045)

Net assets	$118,156,126

Capital shares outstanding	4,414,213
Net asset value per share	$26.77

S T A T E M E N T O F O P E R A T I O N S
For the Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$77,419
Interest	10,330,661
Other income	142

Total investment income	10,408,222

EXPENSES:
Management fees	944,235
Transfer agent/maintenance fees	25,227
Fund accounting/administration fees	119,602
Directors’ fees*	13,102
Custodian fees	3,983
Miscellaneous	59,522

Total expenses	1,165,671

Net investment income	9,242,551

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,885,909

Net realized gain	2,885,909

Net change in unrealized appreciation (depreciation) on:
Investments	(11,100,467)

Net change in unrealized appreciation (depreciation)	(11,100,467)

Net realized and unrealized loss	(8,214,558)

Net increase in net assets resulting from operations	$1,027,993

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	93

S T A T E M E N T S O F C H A N G E S
I N N E T A S S E T S	Series P (High Yield Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,242,551	$10,673,737
Net realized gain on investments	2,885,909	2,994,714
Net change in unrealized appreciation (depreciation) on investments	(11,100,467)	5,366,847
Net increase in net assets resulting from operations	1,027,993	19,035,298
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	62,415,591	74,340,620
Cost of shares redeemed	(83,736,331)	(94,059,284)
Net decrease from capital share transactions	(21,320,740)	(19,718,664)
Net decrease in net assets	(20,292,747)	(683,366)
NET ASSETS:
Beginning of year	138,448,873	139,132,239
End of year	$118,156,126	$138,448,873
Undistributed net investment income at end of year	$11,992,669	$12,997,748
CAPITAL SHARE ACTIVITY:
Shares sold	2,320,705	2,988,727
Shares redeemed	(3,076,874)	(3,815,878)
Net decrease in shares	(756,169)	(827,151)

94	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

F I N A N C I A L H I G H L I G H T S	Series P (High Yield Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$26.78	$23.20	$13.37	$19.18	$18.79
Income (loss) from investment operations:
Net investment income[a]	2.00	2.02	1.89	1.57	1.38
Net gain (loss) on investments (realized and unrealized)	(2.01)	1.56	7.94	(7.38)	(.99)

Total from investment operations	(0.01)	3.58	9.83	(5.81)	.39
Net asset value, end of period	$26.77	$26.78	$23.20	$13.37	$19.18

Total Return[b]	(0.04% )	15.43%	73.52%	(30.29% )	2.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$118,156	$138,449	$139,132	$83,219	$115,301
Ratios to average net assets:
Net investment income	7.34%	8.16%	10.24%	9.02%	7.19%
Total expenses	0.93%	0.94%	0.94%	0.94%	0.92%
Portfolio turnover rate	64%	56%	48%	33%	50%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	95

M A N A G E R ’ S C O M M E N T A R Y	Series Q (Small Cap Value Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Series Q (Small Cap Value Series) returned -4.61%, outperforming the Russell 2000® Value Index,* which returned -5.50%.

Our strategy is to select securities of small companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

Outperformance of the portfolio stemmed from good stock selection and an overweight in the Energy, sector, plus good stock selection in the Consumer Staples and Consumer Discretionary sectors. These effects more than offset an overweight and poor stock selection in the Industrials sector (the largest allocation in the portfolio) and an overweight in the Information Technology sector. The Financials sector also detracted slightly from overall return. Its holdings moderately underperformed those in the benchmark, but it was only 50% of the weight of the sector in the benchmark.

Among the top contributors to performance were Global Industries, Ltd. and LSB Industries, Inc. Stocks detracting the most from performance were GeoEye Inc. and USEC Inc.

Factors expected to affect markets going forward include the trend in corporate earnings, resolution to the European sovereign debt crisis and developments in the U.S. economic recovery as a result of the ongoing budget discussions. We expect the world macroeconomic situation to remain unsettled in the near future and are focused on searching for companies that are underpriced relative to their intrinsic value as determined through our systematic, bottom-up, fundamental research analysis process.

Through periods of uncertainty, we believe holding companies that meet our investment criteria, and staying consistent with our philosophy and process, will benefit our investors over the long term.

We appreciate your business and the trust you place in us.

Sincerely,

James Schier, CFA, Portfolio Manager

96  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

M A N A G E R ’ S C O M M E N T A R Y (concluded)	Series Q (Small Cap Value Series)
December 31, 2011	(Unaudited)

The opinions and forecasts expressed are those of James Schier as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) is/are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund(s). Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  97

P E R F O R M A N C E   R E P O R T   A N D   F U N D   P R O F I L E   (Unaudited)   December 31, 2011

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term capital appreciation.

Cumulative Fund Performance*

The Russell 2000® Value Index is an unmanaged index measuring the performance of the small cap value segment of the U.S. equity universe and which includes companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns*

Periods Ended 12/31/111

	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	-4.61%	4.19%	10.42%
Russell 2000 Value Index	-5.50%	-1.87%	6.40%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:	May 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	3.0%
Cabela’s, Inc.	2.9%
Parker Drilling Co.	2.5%
Gulfport Energy Corp.	2.2%
Standard Microsystems Corp.	2.2%
Myers Industries, Inc.	2.1%
Global Cash Access Holdings, Inc.	1.9%
Reinsurance Group of America,
Inc. — Class A	1.9%
GeoEye, Inc.	1.9%
Maxwell Technologies, Inc.	1.9%
Top Ten Total	22.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

98  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

S C H E D U L E   O F   I N V E S T M E N T S

December 31, 2011	Series Q (Small Cap Value Series)

	SHARES	VALUE
COMMON STOCKS† — 97.0%
Industrials — 18.2%
GeoEye, Inc.*	90,857	$2,018,843
Great Lakes Dredge & Dock Corp.	334,920	1,862,155
ICF International, Inc.*	69,100	1,712,298
Navigant Consulting, Inc.*	129,880	1,481,931
FTI Consulting, Inc.*	31,810	1,349,380
Orbital Sciences Corp.*	92,421	1,342,877
Aegion Corp.*	80,500	1,234,870
Saia, Inc.*	92,000	1,148,160
General Cable Corp.*,1	43,400	1,085,434
Celadon Group, Inc.	84,479	997,697
Covanta Holding Corp.	71,600	980,204
EnergySolutions, Inc.*	291,210	899,839
Vitran Corporation, Inc. — Class A*	144,643	833,144
Energy Recovery, Inc.*	303,190	782,230
Atlas Air Worldwide Holdings, Inc.*	17,721	681,018
DryShips, Inc.*	247,320	494,640
ESCO Technologies, Inc.	12,827	369,161
Marten Transport Ltd.	19,879	357,623

Total Industrials		19,631,504

Financials — 17.4%
Hanover Insurance Group, Inc.[2]	93,200	3,257,340
Reinsurance Group of America, Inc. — Class A	39,155	2,045,849
Horace Mann Educators Corp.	122,440	1,678,652
1st Source Corp.	65,430	1,657,342
Cedar Realty Trust, Inc.	380,040	1,637,972
SeaBright Holdings, Inc.	197,060	1,507,509
Ocwen Financial Corp. — Class (mid) Warrants risk*	84,041	1,216,914
Endurance Specialty Holdings Ltd.	29,320	1,121,490
Employers Holdings, Inc.	55,490	1,003,814
Solar Senior Capital Ltd.	48,299	760,709
Lexington Realty Trust	99,400	744,506
AMERISAFE, Inc.*	28,364	659,463
MGIC Investment Corp.*	150,190	560,209
Bancfirst Corp.	13,037	489,409
Redwood Trust, Inc.	24,900	253,482
First Marblehead Corp.*	125,556	146,901
PrivateBancorp, Inc.	7,903	86,775

Total Financials		18,828,336

Consumer Discretionary — 16.5%
Cabela’s, Inc.*	121,007	3,075,998
International Speedway Corp. — Class A	74,100	1,878,435
Chico’s FAS, Inc.[1]	164,500	1,832,530
Smith & Wesson Holding Corp.*	390,302	1,701,717
Maidenform Brands, Inc.*,1	89,120	1,630,896
Penn National Gaming, Inc.*	38,520	1,466,456
DeVry, Inc.	33,490	1,288,025
Coldwater Creek, Inc.*	1,045,558	1,233,758
Brown Shoe Company, Inc.	109,210	971,969
MDC Partners, Inc. — Class A	71,002	959,947
Scholastic Corp.	31,800	953,046
Hanesbrands, Inc.*	32,290	705,859

Total Consumer Discretionary		17,698,636

Information Technology — 16.2%
Standard Microsystems Corp.*	90,349	2,328,294
Global Cash Access Holdings, Inc.*	462,740	2,059,193
Maxwell Technologies, Inc.*	124,000	2,013,760
IXYS Corp.*	184,200	1,994,886
Insight Enterprises, Inc.*	105,649	1,615,373
Multi-Fineline Electronix, Inc.*	69,900	1,436,445
Digi International, Inc.*	127,249	1,420,099
Cree, Inc.*	50,270	1,107,951
Perficient, Inc.*	73,460	735,335
Intermec, Inc.*	98,630	676,602
Power-One, Inc.*	166,825	652,286
Satyam Computer Services Ltd. ADR*	253,598	593,419
Symmetricom, Inc.*	108,549	585,079
Methode Electronics, Inc.	29,471	244,315

Total Information Technology		17,463,037

Energy — 11.4%
Parker Drilling Co.*	372,860	2,673,406
Gulfport Energy Corp.*	81,805	2,409,157
Abraxas Petroleum Corp.*	573,860	1,893,738
Tesco Corp.*	109,070	1,378,645
Goodrich Petroleum Corp.*	86,026	1,181,137
Petroleum Development Corp.*	30,850	1,083,143
Resolute Energy Corp.*	75,600	816,480
Sanchez Energy Corp.*	26,811	462,758
USEC, Inc.*	271,330	309,316
Ocean Rig UDW, Inc.*	1,797	21,923

Total Energy		12,229,703

Materials — 8.2%
Myers Industries, Inc.	179,400	2,213,796
TPC Group, Inc.*	66,740	1,557,044
A. Schulman, Inc.	58,850	1,246,443
Zoltek Companies, Inc.*	138,200	1,053,084
Landec Corp.*	181,144	999,915
HB Fuller Co.	40,373	933,020
Globe Specialty Metals, Inc.	58,100	777,959

Total Materials		8,781,261

Consumer Staples — 3.6%
Spartan Stores, Inc.	79,360	1,468,160
Orchids Paper Products Co.	80,438	1,463,972
Smart Balance, Inc.*	166,476	892,311

Total Consumer Staples		3,824,443

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	99

S C H E D U L E   O F   I N V E S T M E N T S   (concluded)

December 31, 2011	Series Q (Small Cap Value Series)

	SHARES	VALUE
Health Care — 3.2%
ICU Medical, Inc.*	44,740	$2,013,300
Kindred Healthcare, Inc.*	65,010	765,168
Greatbatch, Inc.*	30,401	671,862

Total Health Care		3,450,330

Utilities — 2.3%
Black Hills Corp.	57,670	1,936,559
MDU Resources Group, Inc.	25,365	544,333

Total Utilities		2,480,892

Total Common Stocks
(Cost $98,714,713)		104,388,142

CONVERTIBLE PREFERRED STOCKS†† — 0.1%
Thermoenergy Corp.*,3	116,667	63,024

Total Convertible Preferred Stocks
(Cost $111,410)		63,024

WARRANTS†† — 0.0%
Thermoenergy Corp. $0.30, 07/31/15*,3	315,468	6,309

Total Warrants
(Cost $28,492)		6,309

	FACE AMOUNT
CONVERTIBLE BONDS†† — 0.2%
Industrials — 0.2%
DryShips, Inc. 5.00% due 12/01/14	$400,000	275,000

Total Convertible Bonds
(Cost $305,718)		275,000

Total Investments — 97.3%
(Cost $99,160,333)		$104,732,475

	CONTRACTS
OPTIONS WRITTEN — (0.1)%
Call Options on:
Chico’s FAS, Inc.
Expiring January 2012 with strike price of $15.00††	102	(2,040)
General Cable Corp.
Expiring January 2012 with strike price of $27.00†	155	(4,650)
Maidenform Brands, Inc.
Expiring January 2012 with strike price of $25.00††	197	(7,880)

Total Call Options		(14,570)

Put Options on:
General Cable Corp. Expiring January 2012 with strike price of $21.00††	194	(3,880)
Chico’s FAS, Inc. Expiring January 2012 with strike price of $12.50††	121	(18,150)
Maidenform Brands, Inc. Expiring January 2012 with strike price of $22.50††	218	(104,640)

Total Put Options		(126,670)

Total Options Written
(Premiums received $162,846)		(141,240)

Cash & Other Assets, Less Liabilities — 2.8%		2,995,471

Total Net Assets — 100.0%		$107,586,706

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as collateral for open call option written contracts at December 31, 2011.
[2]	All or a portion of this security is pledged as collateral for open put option written contracts at December 31, 2011.
[3]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

ADR — American Depositary Receipt

100	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Series Q (Small Cap Value Series)

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
December 31, 2011

ASSETS:
Investments, at value (cost $99,160,333)	$104,732,475
Cash	3,602,506
Prepaid expenses	474
Receivables:
Securities sold	603,073
Fund shares sold	178,535
Dividends	62,332
Interest	1,694

Total assets	109,181,089

LIABILITIES:
Options written, at value (premiums received $162,846)	141,240
Payable for:
Securities purchased	1,004,424
Fund shares redeemed	333,606
Management fees	86,097
Fund accounting/administration fees	8,610
Transfer agent/maintenance fees	2,257
Directors’ fees*	783
Miscellaneous	17,366

Total liabilities	1,594,383

NET ASSETS	$107,586,706

NET ASSETS CONSIST OF:
Paid in capital	$94,582,850
Accumulated net realized gain on investments	7,410,108
Net unrealized appreciation on investments	5,593,748

Net assets	$107,586,706

Capital shares outstanding	3,353,153
Net asset value per share	$32.09

S T A T E M E N T O F O P E R AT I O N S
Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $6,757)	$984,199
Interest	12,564

Total investment income	996,763

EXPENSES:
Management fees	1,145,604
Transfer agent/maintenance fees	25,237
Fund accounting/administration fees	114,558
Directors’ fees*	11,269
Custodian fees	11,280
Miscellaneous	39,916

Total expenses	1,347,864

Net investment loss	(351,101)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	21,781,379
Options written	261,995

Net realized gain	22,043,374

Net change in unrealized appreciation (depreciation) on:
Investments	(28,165,569)
Options written	(7,232)

Net change in unrealized appreciation (depreciation)	(28,172,801)

Net realized and unrealized loss	(6,129,427)

Net decrease in net assets resulting from operations	$(6,480,528)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	101

S T A T E M E N T S O F C H A N G E S
I N N E T A S S E T S	Series Q (Small Cap Value Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(351,101)	$(265,148)
Net realized gain on investments	22,043,374	16,705,449
Net change in unrealized appreciation (depreciation) on investments	(28,172,801)	6,331,311
Net increase (decrease) in net assets resulting from operations	(6,480,528)	22,771,612
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	29,722,322	35,686,770
Cost of shares redeemed	(42,482,171)	(57,091,222)
Net decrease from capital share transactions	(12,759,849)	(21,404,452)
Net increase (decrease) in net assets	(19,240,377)	1,367,160
NET ASSETS:
Beginning of year	126,827,083	125,459,923
End of year	$107,586,706	$126,827,083
Accumulated net investment loss at end of year	$—	$—
CAPITAL SHARE ACTIVITY:
Shares sold	862,428	1,205,270
Shares redeemed	(1,278,876)	(1,981,985)
Net decrease in shares	(416,448)	(776,715)

102	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

F I N A N C I A L H I G H L I G H T S	Series Q (Small Cap Value Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010		Year Ended December 31, 2009[c]		Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$33.64	$27.60		$17.70		$28.82	$26.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.06)		(.01)		.06	(.12)
Net gain (loss) on investments (realized and unrealized)	(1.45)	6.10		9.91		(11.18)	2.80

Total from investment operations	(1.55)	6.04		9.90		(11.12)	2.68
Net asset value, end of period	$32.09	$33.64		$27.60		$17.70	$28.82

Total Return[b]	(4.61% )	21.88%		55.93%		(38.58% )	10.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$107,587	$126,827		$125,460		$85,944	$166,871
Ratios to average net assets:
Net investment income (loss)	(0.29% )	(0.22%	)	(0.02%	)	0.24%	(0.42%	)
Total expenses	1.12%	1.12%		1.14%		1.19%	1.18%
Portfolio turnover rate	51%	38%		126%		25%	42%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
c	Security Investors, LLC (SI) became the advisor of Series Q effective February 9, 2009. Prior to February 9, 2009, Wells Capital Management, Inc. sub-advised the Series.

The accompanying notes are a integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	103

M A N A G E R ’ S C O M M E N T A R Y	Series V (Mid Cap Value Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Series V (Mid Cap Value Series) returned -7.49%, while the Fund’s benchmark, the Russell 2500® Value Index*, returned -3.36%.

Our strategy is to select securities of small- to medium-sized companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

The portfolio’s performance was helped by an overweight and good stock selection in the Energy sector, and good stock selection in the Financials sector (Financials weight was half the Index weight). However, these benefits were not enough to offset poor stock selection and an overweight in Industrials and poor stock selection in Information Technology.

The holdings contributing most to portfolio performance over the period were Global Industries Ltd. and RehabCare. The main detractors were Computer Sciences Corp. and GeoEye Inc.

Factors expected to affect markets going forward include the trend in corporate earnings, resolution to the European sovereign debt crisis and developments in the U.S. economic recovery as a result of the ongoing budget discussions. We expect the world macroeconomic situation to remain unsettled in the near future and are focused on searching for companies that are underpriced relative to their intrinsic value as determined through our systematic, bottom-up, fundamental research analysis process.

Through periods of uncertainty, we believe holding companies that meet our investment criteria, and staying consistent with our philosophy and process, will benefit our investors over the long term.

We appreciate your business and the trust you place in us.

Sincerely,

James Schier, CFA, Portfolio Manager

The opinions and forecasts expressed are those of James Schier as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) is/are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund(s). Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

104  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

P E R F O R M A N C E R E P O R T A N D F U N D P R O F I L E (Unaudited) December 31, 2011

SERIES V (MID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

The Russell 2500® Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

Average Annual Returns*

Periods Ended 12/31/111

	1 Year	5 Year	10 Year
Series V (Mid Cap Value Series)	-7.49%	2.71%	9.87%
Russell 2500 Value Index	-3.36%	-0.58%	7.16%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:	May 1, 1997

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	3.5%
Cabela’s, Inc.	3.0%
American Financial Group, Inc.	2.6%
WR Berkley Corp.	2.5%
Gulfport Energy Corp.	2.5%
Computer Sciences Corp.	2.5%
Plains Exploration & Production Co.	2.0%
Maxwell Technologies, Inc.	2.0%
Owens-Illinois, Inc.	2.0%
Covanta Holding Corp.	2.0%
Top Ten Total	24.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  105

S C H E D U L E O F I N V E S T M E N T S
December 31, 2011	Series V (Mid Cap Value Series)

	SHARES	VALUE
COMMON STOCKS† — 97.3%
Financials — 19.7%
Hanover Insurance Group, Inc.	249,360	$8,715,132
American Financial Group, Inc.[1]	176,400	6,507,396
WR Berkley Corp.	184,000	6,327,760
Reinsurance Group of America, Inc. — Class A	92,263	4,820,742
Alleghany Corp.*	14,317	4,084,497
Ocwen Financial Corp.*	200,911	2,909,191
RenaissanceRe Holdings Ltd.	37,400	2,781,438
Fifth Street Finance Corp.	233,474	2,234,346
Lexington Realty Trust	254,053	1,902,857
Employers Holdings, Inc.	98,600	1,783,674
Northern Trust Corp.	37,010	1,467,817
Endurance Specialty Holdings Ltd.	34,886	1,334,389
MGIC Investment Corp.*	349,620	1,304,083
Old National Bancorp	111,784	1,302,284
Investors Real Estate Trust	133,340	972,715
Redwood Trust, Inc.	61,138	622,385
First Marblehead Corp.*	303,741	355,377
Bimini Capital Management, Inc. — Class A	209,849	76,805

Total Financials		49,502,888

Industrials — 19.3%
Covanta Holding Corp.	359,910	4,927,168
GeoEye, Inc.*	210,100	4,668,422
Quanta Services, Inc.*	216,000	4,652,640
Navigant Consulting, Inc.*	336,919	3,844,246
Equifax, Inc.	88,000	3,409,120
FTI Consulting, Inc.*	75,770	3,214,163
Aegion Corp.*	190,000	2,914,600
General Cable Corp.*,2	116,510	2,913,915
Orbital Sciences Corp.*	196,164	2,850,263
URS Corp.*	76,820	2,697,918
Babcock & Wilcox Co.*	93,950	2,267,953
ICF International, Inc.*	88,000	2,180,640
Trex Company, Inc.*	80,300	1,839,673
Atlas Air Worldwide Holdings, Inc.*	43,219	1,660,906
Saia, Inc.*	106,900	1,334,112
United Stationers, Inc.	37,810	1,231,094
DryShips, Inc.*	578,750	1,157,500
Fortune Brands Home & Security, Inc.*	24,300	413,829
Thermoenergy Corp.*	905,961	167,603

Total Industrials		48,345,765

Consumer Discretionary — 13.4%
Cabela’s, Inc.*	300,533	7,639,549
Chico’s FAS, Inc.[2]	387,500	4,316,750
Apollo Group, Inc. — Class A*,2	71,000	3,824,770
Penn National Gaming, Inc.*	92,020	3,503,201
Maidenform Brands, Inc.*	142,060	2,599,698
Brown Shoe Company, Inc.	270,121	2,404,077
Scholastic Corp.	78,384	2,349,168
Jack in the Box, Inc.*	86,000	1,797,400
Smith & Wesson Holding Corp.*	390,096	1,700,819
Hanesbrands, Inc.*,2	68,000	1,486,480
DeVry, Inc.	32,430	1,247,258
Fred’s, Inc. — Class A	46,220	673,888
HydroGen Corp.*,4	672,346	6,791

Total Consumer Discretionary		33,549,849

Energy — 10.7%
Gulfport Energy Corp.*	211,977	6,242,723
Plains Exploration & Production Co.*	138,700	5,093,064
SandRidge Energy, Inc.*	580,574	4,737,484
McDermott International, Inc.*	281,900	3,244,669
Goodrich Petroleum Corp.*	209,877	2,881,611
Resolute Energy Corp.*	187,500	2,025,000
Sanchez Energy Corp.*	62,422	1,077,404
Arch Coal, Inc.	55,000	798,050
USEC, Inc.*	598,070	681,800
Ocean Rig UDW, Inc.*	4,205	51,301

Total Energy		26,833,106

Information Technology — 9.6%
Computer Sciences Corp.	263,310	6,240,447
Maxwell Technologies, Inc.*	308,863	5,015,935
IXYS Corp.*	444,290	4,811,661
Cree, Inc.*	123,310	2,717,752
Power-One, Inc.*	508,621	1,988,708
Symmetricom, Inc.*	360,140	1,941,155
Satyam Computer Services Ltd. ADR*	612,124	1,432,370

Total Information Technology		24,148,028

Materials — 8.4%
Owens-Illinois, Inc.*	256,010	4,961,474
Bemis Company, Inc.	126,310	3,799,405
Louisiana-Pacific Corp.*	415,010	3,349,131
Sonoco Products Co.	95,950	3,162,512
HB Fuller Co.	89,121	2,059,586
Globe Specialty Metals, Inc.	137,550	1,841,794
Zoltek Companies, Inc.*	127,260	969,721
Landec Corp.*	173,000	954,960

Total Materials		21,098,583

Utilities — 5.7%
Great Plains Energy, Inc.	188,305	4,101,283
Black Hills Corp.	101,800	3,418,444
UGI Corp.	77,209	2,269,945
Allete, Inc.	45,600	1,914,288
MDU Resources Group, Inc.	63,731	1,367,667
NorthWestern Corp.	36,950	1,322,440

Total Utilities		14,394,067

106	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E O F I N V E S T M E N T S (continued)
December 31, 2011	Series V (Mid Cap Value Series)

	SHARES	VALUE
Health Care — 5.5%
Mednax, Inc.*	43,115	$3,104,711
Hologic, Inc.*	146,044	2,557,230
Forest Laboratories, Inc.*	76,380	2,311,259
Universal Health Services, Inc. — Class B	51,140	1,987,300
Kindred Healthcare, Inc.*	160,530	1,889,438
Community Health
Systems, Inc.*	103,730	1,810,088

Total Health Care		13,660,026

Consumer Staples — 5.0%
Ralcorp Holdings, Inc.*	44,239	3,782,434
JM Smucker Co.	47,440	3,708,385
Hormel Foods Corp.	104,520	3,061,391
Bunge Ltd.[2]	32,510	1,859,572

Total Consumer Staples		12,411,782

Total Common Stocks
(Cost $237,116,540)		243,944,094

CONVERTIBLE PREFERRED STOCKS†† — 0.1%
Thermoenergy Corp.*,3	308,333	166,561

Total Convertible Preferred Stocks
(Cost $294,438)		166,561

WARRANTS†† — 0.0%
Thermoenergy Corp.
$0.30, 07/31/15*,3	833,734	16,675

Total Warrants
(Cost $75,300)		16,675

	FACE AMOUNT
CONVERTIBLE BONDS†† — 1.0%
Energy — 0.6%
USEC, Inc.
3.00% due 10/01/14	$3,500,000	1,623,125

Industrials — 0.4%
DryShips, Inc.
5.00% due 12/01/14	1,325,000	910,938

Total Convertible Bonds
(Cost $4,512,353)		2,534,063

Total Investments — 98.4%
(Cost $241,998,631)		$246,661,393

	CONTRACTS
OPTIONS WRITTEN — (0.1)%
Call Options on:
Bunge Ltd.
Expiring January 2012 with strike price of $62.50†	191	(2,101)
Hanesbrands, Inc.
Expiring January 2012 with strike price of $30.00†	248	(2,480)
Chico’s FAS, Inc.
Expiring January 2012 with strike price of $15.00††	243	(4,860)
General Cable Corp.
Expiring January 2012 with strike price of $27.00†	374	(11,220)
Apollo Group, Inc.
Expiring January 2012 with strike price of $50.00†	244	(124,440)

Total Call Options		(145,101)

Put Options on:
Northern Trust Corp.
Expiring January 2012 with strike price of $35.00†	340	(8,500)
General Cable Corp.
Expiring January 2012 with strike price of $21.00††	465	(9,300)
Chico’s FAS, Inc.
Expiring January 2012 with strike price of $12.50††	292	(43,800)
Bunge Ltd.
Expiring January 2012 with strike price of $60.00†	199	(61,690)

Total Put Options		(123,290)

Total Options Written
(Premiums received $604,688)		(268,391)

Cash & Other Assets,
Less Liabilities — 1.7%		4,227,179

Total Net Assets — 100.0%		$250,620,181

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as collateral for open put option written contracts at December 31, 2011.
[2]	All or a portion of this security is pledged as collateral for open call option written contracts at December 31, 2011.
[3]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[4]	Affiliated issuers — See Note 9.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	107

Series V (Mid Cap Value Series)

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
December 31, 2011

ASSETS:
Investments in unaffiliated issuers, at value (cost $239,427,056)	$246,654,602
Investments in affiliated issuers, at value (cost $2,571,575)	6,791

Total investments (cost $241,998,631)	246,661,393
Cash	4,080,895
Prepaid expenses	1,231
Receivables:
Fund shares sold	241,353
Securities sold	207,781
Dividends	198,546
Interest	32,005

Total assets	251,423,204

LIABILITIES:
Options written, at value (premiums received $604,688)	268,391
Payable for:
Management fees	158,839
Fund shares redeemed	79,656
Securities purchased	33,378
Fund accounting/administration fees	20,119
Transfer agent/maintenance fees	2,259
Directors’ fees*	892
Miscellaneous	239,489

Total liabilities	803,023

NET ASSETS	$250,620,181

NET ASSETS CONSIST OF:
Paid in capital	$241,708,377
Undistributed net investment income	748,307
Accumulated net realized gain on investments	3,164,438
Net unrealized appreciation on investments	4,999,059

Net assets	$250,620,181

Capital shares outstanding	4,688,832
Net asset value per share	$53.45

S T A T E M E N T O F O P E R A T I O N S
Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$3,224,766
Interest	147,191

Total investment income	3,371,957

EXPENSES:
Management fees	2,189,539
Transfer agent/maintenance fees	25,234
Fund accounting/administration fees	277,338
Directors’ fees*	27,121
Custodian fees	13,389
Miscellaneous	91,029

Total expenses	2,623,650

Net investment income	748,307

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	22,450,415
Options written	422,381

Net realized gain	22,872,796

Net change in unrealized appreciation (depreciation) on: Investments	(45,095,674)
Options written	722,290

Net change in unrealized appreciation (depreciation)	(44,373,384)

Net realized and unrealized loss	(21,500,588)

Net decrease in net assets resulting from operations	$(20,752,281)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

108	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E O F C H A N G E S I N N E T A S S E T S	Series V (Mid Cap Value Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$748,307	$2,289,761
Net realized gain on investments	22,872,796	8,736,520
Net change in unrealized appreciation (depreciation) on investments	(44,373,384)	38,807,545
Net increase (decrease) in net assets resulting from operations	(20,752,281)	49,833,826
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	20,299,766	43,590,963
Cost of shares redeemed	(65,345,769)	(81,736,566)
Net decrease from capital share transactions	(45,046,003)	(38,145,603)
Net increase (decrease) in net assets	(65,798,284)	11,688,223
NET ASSETS: Beginning of year	316,418,465	304,730,242
End of year	$250,620,181	$316,418,465
Undistributed net investment income at end of year	$748,307	$2,289,761
CAPITAL SHARE ACTIVITY:
Shares sold	353,775	863,776
Shares redeemed	(1,141,272)	(1,600,455)
Net decrease in shares	(787,497)	(736,679)

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	109

F I N A N C I A L H I G H L I G H T S	Series V (Mid Cap Value Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$57.78	$49.05	$34.08	$47.64	$46.78
Income (loss) from investment operations:
Net investment income[a]	.15	.39	.38	.49	.36
Net gain (loss) on investments (realized and unrealized)	(4.48)	8.34	14.59	(14.05)	.50

Total from investment operations	(4.33)	8.73	14.97	(13.56)	.86
Net asset value, end of period	$53.45	$57.78	$49.05	$34.08	$47.64

Total Return[b]	(7.49% )	17.80%	43.93%	(28.46% )	1.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$250,620	$316,418	$304,730	$244,884	$409,211
Ratios to average net assets:
Net investment income	0.26%	0.75%	0.97%	1.15%	0.73%
Total expenses	0.90%	0.90%	0.91%	0.91%	0.89%
Portfolio turnover rate	28%	25%	29%	56%	45%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

110	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

M A N A G E R ’ S C O M M E N T A R Y	Series X (Small Cap Growth Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Series X (Small Cap Growth Series) returned -1.96%, compared with the benchmark, the Russell 2000® Growth Index*, which returned -2.91%.

The Series seeks to deliver long-term growth of capital by investing in securities of small-sized companies that have solid potential for long-term growth. The Series selects companies that appear to have sustainable revenue and earnings growth, a competitive advantage, superior financial characteristics and strong management.

The Series uses a combination of a qualitative macroeconomic approach in reviewing growth trends that is based on several fixed income factors, such as bond spreads and interest rates, along with a quantitative, fundamental bottom-up approach.

The portfolio’s performance was helped by stock selection in Consumer Discretionary and Health Care, the sectors contributing the most to the portfolio’s relative outperformance. Holdings in the portfolio’s Consumer Discretionary sector, whose nearly 19% weight was modestly larger than the Index allocation, returned almost 3%, compared with a loss of nearly 6% in the sector in the Index. The sectors that detracted the most from performance were Industrials, where stock selection was the main factor in underperformance, and in Energy, where stock selection was a slight headwind to performance.

The holdings contributing most to portfolio performance over the period were SonoSite Inc. and Endologix Inc. Leading detractors to performance were VanceInfo Technologies, Inc., and Smith Micro Software Inc.

Given the slope of the Treasury Yield Curve (the difference between the 3-month and 10-year), we continue to believe the U.S. economy will avoid recession, but turn in subpar 1.5% -2% growth over the next year or so. Additionally, bond spreads (10-year single-A bond) have widened, but not to the levels we saw in 2008. Both factors indicate a diminished risk environment but not a crisis such as 2008.

Since our indicators are not particularly positive, we expect to keep the beta of our portfolio similar to that of the benchmark. We will remain in cyclical names within certain sectors where the dollar’s strength is a tailwind, such as the consumer cyclical sector. We do anticipate that Europe will eventually provide a strong response to its sovereign crisis which should lift the markets.

We appreciate your business and the trust you place in us.

Sincerely,

Joseph O’Connor, Portfolio Manager

The opinions and forecasts expressed are those of Joseph O’Connor as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) is/are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund(s). Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  111

P E R F O R M A N C E   R E P O R T   A N D   F U N D   P R O F I L E   (Unaudited)   December 31, 2011

SERIES X (SMALL CAP GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns*

Periods Ended 12/31/111

	1 Year	5 Year	10 Year
Series X (Small Cap Growth Series)	-1.96%	-0.79%	3.88%
Russell 2000 Growth Index	-2.91%	2.09%	4.48%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:	October 15, 1997

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 2000 Growth Index Fund	4.0%
Oil States International, Inc.	2.5%
Alliance Data Systems Corp.	2.1%
Endo Pharmaceuticals Holdings, Inc.	1.9%
Texas Capital Bancshares, Inc.	1.7%
Plains Exploration & Production Co.	1.6%
Nuance Communications, Inc.	1.6%
Penn National Gaming, Inc.	1.6%
Jarden Corp.	1.6%
Solutia, Inc.	1.6%
Top Ten Total	20.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

112  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

S C H E D U L E   O F   I N V E S T M E N T S

December 31, 2011	Series X (Small Cap Growth Series)

	SHARES	VALUE
COMMON STOCKS† — 93.7%
Information Technology — 26.1%
Alliance Data Systems Corp.*	7,175	$745,052
Nuance Communications, Inc.*	22,780	573,145
Aspen Technology, Inc.*	25,350	439,823
Cadence Design Systems, Inc.*	40,470	420,888
Solera Holdings, Inc.	9,400	418,676
Aruba Networks, Inc.*	22,400	414,848
CommVault Systems, Inc.*	9,500	405,840
SYNNEX Corp.*	13,050	397,503
Rovi Corp.*	14,700	361,326
Sourcefire, Inc.*	11,150	361,037
IAC/InterActiveCorp.	8,425	358,905
Netgear, Inc.*	10,600	355,842
Lattice Semiconductor Corp.*	55,400	329,076
LogMeIn, Inc.*	8,450	325,747
Nanometrics, Inc.*	17,090	314,798
TIBCO Software, Inc.*	12,950	309,635
SolarWinds, Inc.*	11,070	309,407
Newport Corp.*	20,800	283,088
Informatica Corp.*	7,650	282,514
Cavium, Inc.*	9,800	278,614
Rofin-Sinar Technologies, Inc.*	11,810	269,859
Opnet Technologies, Inc.	7,190	263,657
Harmonic, Inc.*	51,700	260,568
Ciena Corp.*	20,000	242,000
Nova Measuring Instruments Ltd.*	30,900	227,733
Riverbed Technology, Inc.*	9,600	225,600
VanceInfo Technologies, Inc. ADR*	15,050	136,504

Total Information Technology		9,311,685

Consumer Discretionary — 18.1%
Penn National Gaming, Inc.*	15,015	571,621
Jarden Corp.	19,090	570,409
SodaStream International Ltd.*	17,025	556,547
Life Time Fitness, Inc.*	11,155	521,496
BJ’s Restaurants, Inc.*	10,200	462,264
Gentex Corp.	15,350	454,206
Select Comfort Corp.*	19,250	417,533
Vail Resorts, Inc.	8,935	378,487
Monro Muffler Brake, Inc.	9,710	376,651
Pinnacle Entertainment, Inc.*	36,400	369,824
Lennar Corp. — Class A	18,780	369,027
Ulta Salon Cosmetics & Fragrance, Inc.*	5,225	339,207
MDC Partners, Inc. — Class A	23,600	319,072
Cost Plus, Inc.*	29,300	285,675
Hanesbrands, Inc.*	12,930	282,650
Harman International Industries, Inc.	4,980	189,439

Total Consumer Discretionary		6,464,108

Health Care — 16.1%
Endo Pharmaceuticals Holdings, Inc.*	20,110	694,398
Halozyme Therapeutics, Inc.*	56,290	535,318
Cepheid, Inc.*	14,475	498,085
Endologix, Inc.*	38,300	439,684
BioMarin Pharmaceutical, Inc.*	12,520	430,438
Mednax, Inc.*	5,400	388,854
Hologic, Inc.*	21,520	376,815
NxStage Medical, Inc.*	20,500	364,490
Hill-Rom Holdings, Inc.	10,445	351,892
Haemonetics Corp.*	5,095	311,916
Teleflex, Inc.	4,510	276,418
Integra LifeSciences Holdings Corp.*	7,200	221,976
Health Management Associates, Inc. — Class A*	27,430	202,159
Dynavax Technologies Corp.*	57,800	191,896
AngioDynamics, Inc.*	10,710	158,615
Momenta Pharmaceuticals, Inc.*	8,400	146,076
NuVasive, Inc.*	6,700	84,353
CardioNet, Inc.*	30,915	73,269

Total Health Care		5,746,652

Industrials — 12.9%
Wabtec Corp.	7,600	531,620
WABCO Holdings, Inc.*	10,430	452,662
BE Aerospace, Inc.*	11,250	435,487
Crane Co.	8,050	376,015
IDEX Corp.	9,940	368,873
Kansas City Southern*	5,315	361,473
Pall Corp.	6,235	356,330
Navistar International Corp.*	8,750	331,450
AECOM Technology Corp.*	15,470	318,218
Regal-Beloit Corp.	5,480	279,316
Towers Watson & Co. — Class A	4,550	272,681
Pentair, Inc.	8,130	270,648
Polypore International, Inc.*	5,525	243,045

Total Industrials		4,597,818

Energy — 8.2%
Oil States International, Inc.*	11,460	875,200
Plains Exploration & Production Co.*	15,850	582,012
Superior Energy Services, Inc.*	16,470	468,407
CARBO Ceramics, Inc.	3,625	447,071
Stone Energy Corp.*	14,950	394,381
Carrizo Oil & Gas, Inc.*	6,000	158,100

Total Energy		2,925,171

Materials — 4.4%
Solutia, Inc.*	32,600	563,328
Kaiser Aluminum Corp.	10,230	469,352
Cliffs Natural Resources, Inc.	4,510	281,198
Silgan Holdings, Inc.	6,300	243,432

Total Materials		1,557,310

Financials — 3.6%
Texas Capital Bancshares, Inc.*	20,050	613,730
Amtrust Financial Services, Inc.	15,100	358,625
Stifel Financial Corp.*	9,450	302,873

Total Financials		1,275,228

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	113

S C H E D U L E   O F   I N V E S T M E N T S   (concluded)

December 31, 2011	Series X (Small Cap Growth Series)

	SHARES	VALUE
Utilities — 2.2%
NorthWestern Corp.	12,210	$436,996
ITC Holdings Corp.	4,920	373,330

Total Utilities		810,326

Telecommunication Services — 1.2%
SBA Communications Corp. — Class A*	10,250	440,340

Consumer Staples — 0.9%
Nu Skin Enterprises, Inc. — Class A	6,600	320,562

Total Common Stocks
(Cost $30,864,945)		33,449,200

EXCHANGE TRADED FUNDS† — 4.0%
iShares Russell 2000 Growth Index Fund	17,090	1,439,491

Total Exchange Traded Funds
(Cost $1,382,792)		1,439,491

Total Investments — 97.7%
(Cost $32,247,737)		$34,888,691

Cash & Other Assets, Less Liabilities — 2.3%		822,461

Total Net Assets — 100.0%		$35,711,152

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
ADR — American Depositary Receipt

114	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Series X (Small Cap Growth Series)

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
December 31, 2011

ASSETS:
Investments, at value (cost $32,247,737)	$34,888,691
Cash	667,831
Prepaid expenses	266
Receivables:
Securities sold	411,169
Fund shares sold	52,283
Dividends	5,787

Total assets	36,026,027

LIABILITIES:
Payable for:
Securities purchased	134,680
Fund shares redeemed	133,747
Management fees	26,091
Fund accounting/administration fees	2,916
Transfer agent/maintenance fees	2,255
Directors’ fees*	417
Miscellaneous	14,769

Total liabilities	314,875

NET ASSETS	$35,711,152

NET ASSETS CONSIST OF:
Paid in capital	$36,663,793
Accumulated net realized loss on investments	(3,593,595)
Net unrealized appreciation on investments	2,640,954

Net assets	$35,711,152

Capital shares outstanding	1,928,510
Net asset value per share	$18.52

S T A T E M E N T O F O P E R AT I O N S
Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,565)	$195,947
Interest	148

Total investment income	196,095

EXPENSES:
Management fees	370,457
Transfer agent/maintenance fees	25,235
Fund accounting/administration fees	41,403
Directors’ fees*	4,640
Custodian fees	5,119
Miscellaneous	22,019

Total expenses	468,873

Net investment loss	(272,778)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,867,850

Net realized gain	6,867,850

Net change in unrealized appreciation (depreciation) on:
Investments	(7,888,658)

Net change in unrealized appreciation (depreciation)	(7,888,658)

Net realized and unrealized loss	(1,020,808)

Net decrease in net assets resulting from operations	$(1,293,586)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	115

S T A T E M E N T S O F C H A N G E S
I N N E T A S S E T S	Series X (Small Cap Growth Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(272,778)	$(241,351)
Net realized gain on investments	6,867,850	7,184,670
Net change in unrealized appreciation (depreciation) on investments	(7,888,658)	3,495,741
Net increase (decrease) in net assets resulting from operations	(1,293,586)	10,439,060
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	15,638,648	12,681,783
Cost of shares redeemed	(24,783,255)	(12,367,420)
Net increase (decrease) from capital share transactions	(9,144,607)	314,363
Net increase (decrease) in net assets	(10,438,193)	10,753,423
NET ASSETS:
Beginning of year	46,149,345	35,395,922
End of year	$35,711,152	$46,149,345
Accumulated net investment loss at end of year	$—	$—
CAPITAL SHARE ACTIVITY:
Shares sold	818,023	797,473
Shares redeemed	(1,332,009)	(793,196)
Net increase (decrease) in shares	(513,986)	4,277

116	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

F I N A N C I A L H I G H L I G H T S	Series X (Small Cap Growth Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010		Year Ended December 31, 2009		Year Ended December 31, 2008[d]	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$18.89	$14.52		$10.74		$20.35	$19.27
Income (loss) from investment operations:
Net investment loss[a]	(.12)	(.10)		(.04)		(.12)	(.17)
Net gain (loss) on investments (realized and unrealized)	(.25)	4.47		3.82		(9.49)	1.25

Total from investment operations	(.37)	4.37		3.78		(9.61)	1.08
Net asset value, end of period	$18.52	$18.89		$14.52		$10.74	$20.35

Total Return[b]	(1.96% )	30.10%		35.20%		(47.22% )	5.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,711	$46,149		$35,396		$30,284	$81,833
Ratios to average net assets:
Net investment loss	(0.63% )	(0.65%	)	(0.30%	)	(0.80% )	(0.82%	)
Total expenses[c]	1.08%	1.09%		1.10%		1.24%	1.20%
Portfolio turnover rate	91%	88%		100%		209%	137%

a	Net investment loss per share was computed using average shares outstanding throughout the period.
b	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
c	Does not include expenses of the underlying funds in which the Fund invests.
d	Security Investors, LLC (“SI”) became the advisor of Series X effective December 1, 2008. Prior to December 1, 2008, RS Investments, Inc. sub-advised the Series.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	117

M A N A G E R ’ S C O M M E N T A R Y	Series Y (Large Cap Concentrated Growth Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Series Y (Large Cap Concentrated Growth Series) returned -4.32%, compared with the benchmark, the Russell 1000® Growth Index*, which gained 2.64%.

The Series seeks to deliver long-term growth of capital by investing in securities that have demonstrated consistent above-average returns. It primarily invests in stocks of large companies that appear to have solid potential for growth. The Series uses a combination of a qualitative top-down approach in reviewing growth trends that are based on several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach.

The portfolio is constructed with 25-30 names; holdings are replaced when the fundamentals of a company or the original thesis for selecting the security changes.

The portfolio’s performance was helped most by its Industrials and Information Technology holdings. The Industrials sector benefited by being slightly overweight and good stock selection, while Technology was a slight underweight relative to the benchmark, and also benefited from good stock selection. However, this was not enough to offset the effects of poor stock selection in Energy and Financials sectors, the largest detractors to portfolio performance. The portfolio’s Energy holdings lost 20% as a group, compared with a 4% gain for the Index, while the portfolio’s Financials names lost 32% compared with a 2% loss for the Index.

The holdings contributing most to portfolio performance over the period were Starbucks Corp. and TJX Cos. Leading detractors to performance were Baker Hughes, Inc. and JPMorgan Chase & Co.

Given the slope of the Treasury Yield Curve (the difference between the 3-month and 10-year), we continue to believe the U.S. economy will avoid recession, but turn in subpar 1.5%-2% growth over the next year or so. Additionally, bond spreads (10-year single-A bond) have widened, but not to the levels we saw in 2008. Both factors indicate a diminished risk environment but not a crisis such as 2008.

Since our indicators are not particularly positive, we expect to keep the beta of our portfolio similar to that of the benchmark. We will remain in cyclical names within certain sectors where the dollar’s strength is a tailwind, such as the consumer cyclical sector. We do anticipate that Europe will eventually provide a strong response to its sovereign crisis which should lift the markets.

We appreciate your business and the trust you place in us.

Sincerely,

Mark Bronzo, CFA, Portfolio Manager

The opinions and forecasts expressed are those of Mark Bronzo as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) is/are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund(s). Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

118  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

P E R F O R M A N C E   R E P O R T   A N D   F U N D   P R O F I L E   (Unaudited)   December 31, 2011

SERIES Y (LARGE CAP CONCENTRATED GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

The Russell 1000® Growth Index is an unmanaged index measuring the performance of the large cap growth segment of the U.S. equity universe and which includes companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns*

Periods Ended 12/31/111

	1 Year	5 Year	10 Year
Series Y (Large Cap Concentrated Growth Series)	-4.32%	-2.56%	0.18%
Russell 1000 Growth Index	2.64%	2.50%	2.60%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:	May 3, 1999

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	5.7%
Google, Inc. — Class A	5.4%
QUALCOMM, Inc.	4.5%
Exxon Mobil Corp.	3.7%
Coca-Cola Co.	3.5%
TJX Companies, Inc.	3.4%
Wells Fargo & Co.	3.2%
Honeywell International, Inc.	3.2%
Precision Castparts Corp.	3.1%
Allergan, Inc.	3.1%
Top Ten Total	38.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  119

S C H E D U L E O F I N V E S T M E N T S
December 31, 2011	Series Y (Large Cap Concentrated Growth Series)

	SHARES	VALUE
COMMON STOCKS† — 96.0%
Information Technology — 26.3%
Apple, Inc.*	5,335	$2,160,675
Google, Inc. — Class A*	3,190	2,060,421
QUALCOMM, Inc.	31,470	1,721,409
International Business Machines Corp.	6,225	1,144,653
EMC Corp.*	50,970	1,097,894
SanDisk Corp.*	19,020	935,974
Intuit, Inc.	17,610	926,110

Total Information Technology		10,047,136

Consumer Discretionary — 20.8%
TJX Companies, Inc.	20,350	1,313,592
Starbucks Corp.	25,500	1,173,255
Nordstrom, Inc.	23,440	1,165,202
Yum! Brands, Inc.	19,250	1,135,942
Comcast Corp. — Class A	47,800	1,133,338
Las Vegas Sands Corp.*	25,010	1,068,677
Priceline.com, Inc.*	2,045	956,467

Total Consumer Discretionary		7,946,473

Industrials — 15.1%
Honeywell International, Inc.	22,470	1,221,245
Precision Castparts Corp.	7,180	1,183,192
Eaton Corp.	26,040	1,133,521
United Parcel Service, Inc. — Class B	15,370	1,124,930
CSX Corp.	52,970	1,115,548

Total Industrials		5,778,436

Energy — 9.6%
Exxon Mobil Corp.	16,580	1,405,321
National Oilwell Varco, Inc.	16,870	1,146,991
Anadarko Petroleum Corp.	14,330	1,093,809

Total Energy		3,646,121

Health Care — 9.3%
Allergan, Inc.	13,440	1,179,226
Johnson & Johnson	17,970	1,178,473
Stryker Corp.	23,550	1,170,671

Total Health Care		3,528,370

Materials — 6.1%
EI du Pont de Nemours & Co.	25,550	1,169,679
CF Industries Holdings, Inc.	7,970	1,155,491

Total Materials		2,325,170

Financials — 5.3%
Wells Fargo & Co.	44,890	1,237,168
MetLife, Inc.	25,320	789,478

Total Financials		2,026,646

Consumer Staples — 3.5%
Coca-Cola Co.	18,860	1,319,634

Total Common Stocks (Cost $34,991,003)		36,617,986

Total Investments — 96.0% (Cost $34,991,003)		$36,617,986

Cash & Other Assets, Less Liabilities — 4.0%		1,512,513

Total Net Assets — 100.0%		$38,130,499

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

120	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Series Y (Large Cap Concentrated Growth Series)

S T A T E M E N T   O F   A S S E T S    A N D   L I A B I L I T I E S

December 31, 2011

ASSETS:
Investments, at value (cost $34,991,003)	$36,617,986
Cash	1,160,751
Prepaid expenses	161
Receivables:
Fund shares sold	242,873
Securities sold	219,570
Dividends	10,597

Total assets	38,251,938

LIABILITIES:
Payable for:
Securities purchased	77,601
Management fees	24,234
Fund accounting/administration fees	3,070
Transfer agent/maintenance fees	2,253
Fund shares redeemed	1,011
Directors’ fees*	522
Miscellaneous	12,748

Total liabilities	121,439

NET ASSETS	$38,130,499

NET ASSETS CONSIST OF:
Paid in capital	$45,492,339
Undistributed net investment income	79,982
Accumulated net realized loss on investments	(9,068,805)
Net unrealized appreciation on investments	1,626,983

Net assets	$38,130,499

Capital shares outstanding	4,005,440
Net asset value per share	$9.52

S T A T E M E N T   O F   O P E R A T I O N S

For the Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$474,274
Interest	166

Total investment income	474,440

EXPENSES:
Management fees	301,604
Transfer agent/maintenance fees	25,239
Fund accounting/administration fees	38,203
Directors’ fees*	4,102
Custodian fees	3,645
Miscellaneous	21,665

Total expenses	394,458

Net investment income	79,982

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,231,026

Net realized gain	2,231,026

Net change in unrealized appreciation (depreciation) on:
Investments	(3,803,150)

Net change in unrealized appreciation (depreciation)	(3,803,150)

Net realized and unrealized loss	(1,572,124)

Net decrease in net assets resulting from operations	$(1,492,142)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	121

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	Series Y (Large Cap Concentrated Growth Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$79,982	$393,229
Net realized gain on investments	2,231,026	5,376,784
Net change in unrealized appreciation (depreciation) on investments	(3,803,150)	369,592
Net increase (decrease) in net assets resulting from operations	(1,492,142)	6,139,605
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	9,477,854	13,108,406
Cost of shares redeemed	(13,425,947)	(17,015,613)
Net decrease from capital share transactions	(3,948,093)	(3,907,207)
Net increase (decrease) in net assets	(5,440,235)	2,232,398
NET ASSETS:
Beginning of year	43,570,734	41,338,336
End of year	$38,130,499	$43,570,734
Undistributed net investment income at end of year	$79,982	$393,229
CAPITAL SHARE ACTIVITY:
Shares sold	981,487	1,459,746
Shares redeemed	(1,357,067)	(1,926,758)
Net decrease in shares	(375,580)	(467,012)

122	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

F I N A N C I A L H I G H L I G H T S	Series Y (Large Cap Concentrated Growth Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$9.95	$8.53	$6.40	$10.17	$10.84
Income (loss) from investment operations:
Net investment income[a]	.02	.08	.03	.01	.06
Net gain (loss) on investments (realized and unrealized)	(.45)	1.34	2.10	(3.78)	(.73)

Total from investment operations	(.43)	1.42	2.13	(3.77)	(.67)
Net asset value, end of period	$9.52	$9.95	$8.53	$6.40	$10.17

Total Return[b]	(4.32% )	16.65%	33.28%	(37.07% )	(6.18% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,130	$43,571	$41,338	$33,584	$66,323
Ratios to average net assets:
Net investment income	0.20%	0.96%	0.37%	0.14%	0.51%
Total expenses	0.98%	0.96%	1.00%	0.97%	0.93%
Portfolio turnover rate	153%	182%	151%	214%	16%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	123

M A N A G E R ’ S C O M M E N T A R Y	Series Z (Alpha Opportunity Series)
December 31, 2011	(Unaudited)

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Series Z (Alpha Opportunity Series) rose 1.77%, compared with the benchmark, the S&P 500® Index*, which gained 2.11%.

The Series pursues its objective of seeking long-term growth of capital by investing approximately 37.5% of its total assets according to a long/short strategy in domestic equity securities and 37.5% of its total assets according to a long/short strategy in non-U.S. securities. The manager invests the remaining 25% of total assets in a portfolio of equity securities, equity derivative securities and fixed-income securities intended to track the S&P 500 Index.

The Series pursues its domestic long/short strategy using fundamental and technical analysis to identify quality securities trading at attractive valuations. This strategy uses a top-down perspective to formulate long-term themes and a bottom-up approach to identify individual securities. The Series’ global long/short strategy uses quantitative and qualitative techniques to identify long and short investment opportunities; however, the Series is currently unable to pursue the global long/short strategy, which affects its ability to meet its investment objective. The Series primarily uses S&P 500 futures for the portion of total assets that is intended to track the S&P 500 Index.

Non-U.S. Strategy Performance

Most of the long holdings in the non-U.S. strategy are held as short sale collateral in a special custody account and are deemed illiquid due to the Series’ exposure to Lehman Brothers International Europe (LBIE).

Domestic Long/Short Strategy Performance

For the domestic long/short strategy, contributors to performance included an underweight allocation and favorable stock selection within the Financials sector. The cash allocation also positively contributed to relative returns during a very volatile period for the equity market.

Leaders in the Financials sector included Simon Property Group and U.S. Bancorp. The domestic long/short strategy benefited from having minimal exposure to the banking industry during the year.

Stock selection within the Industrials and Consumer Staples sectors detracted from performance in this period. These positions included Mastec and Corn Products International.

Broad Market Tracking

The Series primarily used S&P 500 e-mini futures for the portion of Fund assets that was intended to track the S&P 500 Index. After strong performance for the first half of the fiscal year, the U.S. and European debt crises weighed down equity markets, causing the Index to finish the year about flat.

As referenced in Note 11 of the Notes to Financials in this shareholder report, Guggenheim Investments (GI) is working to resolve certain outstanding short-sale transactions with Lehman Brothers International Europe (LBIE) and its administrator. The Fund’s exposure to LBIE due to these transactions consists of short sale proceeds held by LBIE and long positions held as collateral at the Fund’s custodian. Release of the collateral requires the consent of LBIE and Lehman Brothers, Inc., an entity that is subject to a liquidation proceeding. Due to the valuations assigned to the short positions, which are based on certain assumptions, resolution of these matters could ultimately result in the Fund’s realizing values that are materially different from those indicated in this report, which would materially affect the Fund’s net asset value (either positively or negatively). GI is uncertain when it will resume its full investment program.

124  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

M A N A G E R ’ S C O M M E N T A R Y (concluded)	Series Z (Alpha Opportunity Series)
December 31, 2011	(Unaudited)

We appreciate your business and the trust you place in us.

Sincerely,

Bill Jenkins, CFA, Portfolio Manager

(Mainstream Investment Advisers)

Charles Craig, CFA, Portfolio Manager

(Mainstream Investment Advisers)

Michael Byrum, CFA, Portfolio Manager

Guggenheim Investments

Michael Dellapa, CFA, CAIA, Portfolio Manager

Guggenheim Investments

Ryan Harder, CFA, Portfolio Manager

Guggenheim Investments

Yon Perullo, CFA, Portfolio Manager

Guggenheim Investments

The opinions and forecasts expressed are those of the individuals listed above as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Mainstream Investment Advisors, LLC is not affiliated with Guggenheim Investments.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) is/are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund(s). Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  125

P E R F O R M A N C E   R E P O R T   A N D   F U N D   P R O F I L E   (Unaudited)   December 31, 2011

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

The S&P 500® Index is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

Average Annual Returns*

Periods Ended 12/31/111

	1 Year	5 Year	Since Inception (07/07/03)
Series Z (Alpha Opportunity Series)	1.77%	4.31%	8.41%
S&P 500 Index	2.11%	-0.25%	4.78%

Holdings Diversification (Market Exposure as % of Net Assets)

**	Substantially all of the short holdings were fair valued by the Valuation Committee at December 31, 2011 due to exposure to LBIE – See Note 11. The total market value of fair valued securities amounts to (45%) of total net assets.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:	July 7, 2003

Ten Largest Holdings (% of Total Net Assets)
Philip Morris International, Inc.	4.8%
Johnson & Johnson	4.3%
Shanda Interactive Entertainment Ltd. ADR	3.7%
Altria Group, Inc.	3.1%
Mastercard, Inc. — Class A	2.4%
Berkshire Hathaway, Inc. — Class B	2.3%
U.S. Bancorp	2.2%
Joy Global, Inc.	2.1%
AT&T, Inc.	2.0%
Consumer Staples Select Sector SPDR Fund	1.9%
Top Ten Total	28.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

126  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

S C H E D U L E   O F   I N V E S T M E N T S

December 31, 2011	Series Z (Alpha Opportunity Series)

	SHARES	VALUE
COMMON STOCKS† — 94.9%
Industrials — 17.8%
Joy Global, Inc.[1,2]	4,800	$359,856
Trinity Industries, Inc.[1,2]	10,800	324,648
Lockheed Martin Corp.[1,2]	3,993	323,034
United Parcel Service, Inc. — Class B	3,670	268,607
Landstar System, Inc.	4,124	197,622
AO Smith Corp.[1,2]	4,500	180,540
Kirby Corp.*	2,607	171,645
Quanta Services, Inc.*	6,997	150,715
Towers Watson & Co. — Class A1,2	2,400	143,832
Chart Industries, Inc.*	2,544	137,554
Waste Connections, Inc.	3,806	126,131
Watts Water Technologies, Inc. — Class A1,2	3,000	102,630
Ryder System, Inc.	1,634	86,831
Carlisle Companies, Inc.	1,906	84,436
General Electric Co.[1,2]	4,500	80,595
Ryanair Holdings plc ADR*	2,599	72,408
Northrop Grumman Corp.[1,2]	1,100	64,328
Con-way, Inc.[1,2]	1,800	52,488
Allegiant Travel Co.*	906	48,326
Thermon Group Holdings, Inc.*	1,786	31,469
WESCO International, Inc.*	431	22,847
Hexcel Corp.*	816	19,755
Huntington Ingalls Industries, Inc.*,1,2	183	5,724

Total Industrials		3,056,021

Consumer Staples — 17.7%
Philip Morris International, Inc.[1,2]	10,500	824,040
Altria Group, Inc.[1,2]	17,800	527,770
Herbalife Ltd.[1,2]	5,200	268,684
General Mills, Inc.	5,446	220,073
Unilever plc ADR	5,740	192,405
Wal-Mart Stores, Inc.[1,2]	2,300	137,448
Colgate-Palmolive Co.	1,467	135,536
Estee Lauder Companies, Inc. — Class A	1,068	119,958
Sanderson Farms, Inc.	1,907	95,598
British American Tobacco plc ADR	972	92,223
Safeway, Inc.[1,2]	4,200	88,368
Corn Products International, Inc.	1,359	71,470
Beam, Inc.	1,089	55,789
TreeHouse Foods, Inc.*	817	53,415
Brown-Forman Corp. — Class B	473	38,081
Andersons, Inc.	818	35,714
Cal-Maine Foods, Inc.	761	27,830
Smithfield Foods, Inc.*	817	19,837
Industrias Bachoco SAB de CV ADR	865	16,496
Pilgrim’s Pride Corp.*	2,178	12,545

Total Consumer Staples		3,033,280

Information Technology — 15.2%
Shanda Interactive Entertainment Ltd. ADR*,1,2	16,000	640,160
Mastercard, Inc. — Class A	1,102	410,848
CA, Inc.[1,2]	14,900	301,203
Arrow Electronics, Inc.*,1,2	2,800	104,748
Check Point Software Technologies Ltd.*	1,923	101,034
International Business
Machines Corp.	544	100,031
Avnet, Inc.*,1,2	3,200	99,488
Symantec Corp.*,1,2	6,300	98,595
Taiwan Semiconductor Manufacturing Company Ltd. ADR	7,618	98,348
Baidu, Inc. ADR*	792	92,244
QUALCOMM, Inc.	1,604	87,739
Microsoft Corp.	2,509	65,134
Harmonic, Inc.*,1,2	11,700	58,968
Open Text Corp.*	969	49,555
Infosys Ltd. ADR	887	45,574
Amkor Technology, Inc.*,1,2	9,800	42,728
Cisco Systems, Inc.	1,872	33,846
Red Hat, Inc.*	817	33,734
Seagate Technology plc	1,906	31,258
Mellanox Technologies Ltd.*	872	28,331
Oracle Corp.	1,070	27,445
MercadoLibre, Inc.	272	21,635
ValueClick, Inc.*	986	16,062
IAC/InterActiveCorp.	268	11,417
Mitek Systems, Inc.*	1,192	8,642
Ellie Mae, Inc.*	467	2,639

Total Information Technology		2,611,406

Health Care — 12.5%
Johnson & Johnson[1,2]	11,338	743,546
Viropharma, Inc.*,1,2	10,500	287,595
AstraZeneca plc[1,2]	2,800	129,378
WellCare Health Plans, Inc.*,1,2	2,400	126,000
GlaxoSmithKline plc[1,2]	5,500	125,701
Amgen, Inc.[1,2]	1,900	121,999
Life Technologies Corp.*,1,2	3,000	116,730
Forest Laboratories, Inc.*,1,2	3,600	108,936
Lincare Holdings, Inc.[1,2]	4,100	105,411
Baxter International, Inc.[1,2]	1,900	94,012
Owens & Minor, Inc.[1,2]	2,800	77,812
Charles River Laboratories International, Inc.*,1,2	2,100	57,393
Kindred Healthcare, Inc.*,1,2	4,100	48,257

Total Health Care		2,142,770

Consumer Discretionary — 12.4%
Mattel, Inc.	9,566	265,552
TJX Companies, Inc.[1,2]	3,800	245,290
Family Dollar Stores, Inc.[1,2]	3,900	224,874
Ross Stores, Inc.[1,2]	4,600	218,638

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	127

S C H E D U L E   O F   I N V E S T M E N T S   (continued)

December 31, 2011	Series Z (Alpha Opportunity Series)

	SHARES	VALUE
Limited Brands, Inc.[1,2]	5,400	$217,890
Walt Disney Co.[1,2]	4,322	162,075
Target Corp.	2,996	153,455
Lululemon Athletica, Inc.*	2,881	134,427
Ulta Salon Cosmetics & Fragrance, Inc.*	1,906	123,738
The Gap, Inc.[1,2]	6,300	116,865
Jack in the Box, Inc.*,[1,2]	4,200	87,780
PVH Corp.[1,2]	900	63,441
RadioShack Corp.[1,2]	5,500	53,405
Newell Rubbermaid, Inc.	1,907	30,798
Express, Inc.*	1,050	20,937
Perfumania Holdings, Inc.*	827	8,601

Total Consumer Discretionary		2,127,766

Financials — 8.8%
Berkshire Hathaway, Inc. — Class B*	5,174	394,776
U.S. Bancorp	14,210	384,380
White Mountains Insurance Group Ltd.	418	189,546
Amtrust Financial Services, Inc.[1,2]	6,300	149,625
Endurance Specialty Holdings Ltd.[1,2]	3,200	122,400
Wells Fargo & Co.	3,812	105,059
Everest Re Group Ltd.	818	68,786
Chubb Corp.	676	46,793
Genworth Financial, Inc. — Class A*,[1,2]	4,200	27,510
CNA Financial Corp.	816	21,828
Anglo Irish Bank Corporation Ltd.*,†††,3	16,638	—

Total Financials		1,510,703

Telecommunication Services — 3.6%
AT&T, Inc.[1,2]	11,300	341,712
American Tower Corp.	2,172	130,342
China Mobile Ltd. ADR	1,595	77,342
Crown Castle International Corp.*	1,584	70,963

Total Telecommunication Services		620,359

Energy — 3.1%
Anadarko Petroleum Corp.[1,2]	2,930	223,647
Dresser-Rand Group, Inc.*	2,711	135,306
ConocoPhillips[1,2]	1,500	109,305
Sanchez Energy Corp.*	2,780	47,983
Cheniere Energy, Inc.*	1,906	16,563

Total Energy		532,804

Materials — 2.6%
Monsanto Co.	1,904	133,413
Newmont Mining Corp.	2,097	125,841
Ecolab, Inc.	1,633	94,404
Teck Resources Ltd. — Class B	1,295	45,571
Louisiana-Pacific Corp.*	4,886	39,430

Total Materials		438,659

Utilities — 1.2%
Constellation Energy Group, Inc.[1,2]	5,400	214,218

Total Common Stocks (Cost $15,583,941)		16,287,986

EXCHANGE TRADED FUNDS† — 2.9%
Consumer Staples Select Sector SPDR Fund	10,038	326,135
Utilities Select Sector SPDR Fund	4,283	154,102
Vanguard MSCI Emerging Markets ETF	374	14,291
iShares MSCI Germany Index Fund	78	1,499
United States Heating Oil Fund, LP*	38	1,249

Total Exchange Traded Funds (Cost $473,392)		497,276

CLOSED-END FUNDS† — 0.3%
Morgan Stanley China A Share Fund, Inc.*	2,868	55,496

Total Closed-End Funds (Cost $64,458)		55,496

SHORT TERM INVESTMENTS†† — 0.3%
State Street General Account U.S. Government Fund	59,925	59,925

Total Short Term Investments (Cost $59,925)		59,925

	FACE AMOUNT
FEDERAL AGENCY DISCOUNT NOTES†† — 11.7%
Fannie Mae[4] 0.11% due 01/17/12	$2,000,000	1,999,984

Total Federal Agency Discount Notes (Cost $1,999,902)		1,999,984

REPURCHASE AGREEMENT††,5 — 3.0%
State Street issued 12/30/11 at 0.01% due 01/03/12	507,256	507,256

Total Repurchase Agreement (Cost $507,256)		507,256

Total Long Investments — 113.1% (Cost $18,688,874)		19,407,923

	SHARES
COMMON STOCKS SOLD SHORT — (45.4)%
Consumer Staples — (0.7)%
Bridgford Foods Corp.*,†	403	(3,933)
Mizuho Trust & Banking
Company Ltd.†††,3,6	18,800	(26,216)
Hansen Natural Corp.*,†††,3,6	3,270	(96,825)

Total Consumer Staples		(126,974)

Telecommunication Services — (1.2)%
Clearwire Corp. — Class A*,†††,3,6	2,660	(30,138)

128	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

S C H E D U L E   O F   I N V E S T M E N T S   (continued)

December 31, 2011	Series Z (Alpha Opportunity Series)

	SHARES	VALUE
Global Crossing Ltd.*,†††,3,6	2,520	$(40,244)
Leap Wireless International, Inc.*,†††,3,6	1,600	(69,440)
SBA Communications Corp. — Class A*,†††,3,6	2,600	(74,854)

Total Telecommunication Services		(214,676)

Utilities — (1.5)%
Korea Electric Power Corp. ADR†††,3,6	19,460	(263,294)

Energy — (1.7)%
Aquila Resources Ltd.*,†††,3,6	2,860	(22,783)
Modec, Inc.†††,3,6	1,000	(25,772)
Sevan Marine ASA*,†††,3,6	6,300	(33,049)
Trican Well Service Ltd.†††,3,6	2,200	(37,447)
Queensland Gas Company Ltd.*,†††,3,6	13,600	(52,898)
BPZ Resources, Inc.*,†††,3,6	6,000	(112,800)

Total Energy		(284,749)

Materials — (2.4)%
China National Building Material Company Ltd. — Class H†††,3,6	17,300	(23,432)
Anhui Conch Cement Company Ltd.†††,3,6	5,500	(24,761)
Shougang Fushan Resources Group Ltd.†††,3,6	70,000	(25,165)
Ivanhoe Mines Ltd.*,†††,3,6	4,780	(39,865)
Western Areas NL†††,3	6,600	(47,324)
Zoltek Companies, Inc.*,†††,3,6	2,900	(52,867)
Silver Wheaton Corp.†††,3,6	6,500	(68,246)
Agnico-Eagle Mines Ltd.†††,3,6,7	1,900	(125,613)

Total Materials		(407,273)

Information Technology — (5.0)%
STR Holdings, Inc.*,†	437	(3,597)
Varian Semiconductor Equipment Associates, Inc.*,†††,3,6	1,270	(33,299)
VeriSign, Inc.†††,3,6	1,300	(33,319)
Access Company Ltd.*,†††,3,6	18	(34,682)
Electronic Arts, Inc.*,†††,3,6	900	(36,720)
Intermec, Inc.*,†††,3,6	2,570	(50,937)
Baidu, Inc. ADR*,†††,3,6	200	(53,726)
Riverbed Technology, Inc.*,†††,3,6	4,100	(54,530)
Rambus, Inc.*,†††,3,6	3,680	(56,451)
Red Hat, Inc.*,†††,3,6	3,300	(58,905)
VMware, Inc. — Class A*,†††,3,6	2,500	(71,450)
Equinix, Inc.*,†††,3,6	1,000	(79,940)
Imperial Energy Corporation plc*,†††,3,6	4,200	(83,657)
SAVVIS, Inc.*,†††,3,6	5,900	(86,966)
Cree, Inc.*,†††,3,6	4,200	(115,332)

Total Information Technology		(853,511)

Industrials — (6.6)%
China Communications Construction Company Ltd. — Class H†††,3,6	16,000	(16,571)
China Merchants Holdings International Company Ltd.†††,3,6	4,900	(17,461)
China National Materials Company Ltd.†††,3,6	37,600	(19,168)
Japan Steel Works Ltd.†††,3,6	1,600	(22,196)
Arrow Energy Holdings Pty Ltd.*,†††,3,6	9,500	(24,514)
Ausenco Ltd.†††,3,6	2,300	(24,817)
Toyo Tanso Company Ltd.†††,3,6	600	(32,408)
Sino Gold Mining Ltd.*,†††,3,6	9,100	(37,425)
Ryanair Holdings plc*,†††,3,6	10,200	(38,219)
Meyer Burger Technology AG*,†††,3,6	200	(49,879)

USG Corp.*,†††,3,6	5,580	(160,258)
Beijing Capital International Airport Company Ltd. — Class H†††,3,6	232,000	(200,659)
Brisa Auto-Estradas de
Portugal S.A.†††,3,6	47,200	(490,927)

Total Industrials		(1,134,502)

Financials — (7.1)%
C C Land Holdings Ltd.†††,3,6	53,000	(14,782)
Franshion Properties China Ltd.†††,3,6	84,600	(23,552)
Aozora Bank Ltd.†††,3,6	17,300	(27,861)
Monex Group, Inc.†††,3,6	83	(29,140)
Mizuho Financial Group, Inc.†††,3,6	12,000	(49,593)
Aeon Mall Company Ltd.†††,3,6	1,900	(58,221)
PrivateBancorp, Inc.†††,3,6	2,400	(103,200)
Erste Group Bank AG†††,3,6	5,500	(337,971)
Wells Fargo & Co.†††,3,6	12,937	(565,622)

Total Financials		(1,209,942)

Health Care — (8.3)%
Sepracor, Inc.*,†††,3,6	1,350	(23,625)
Exelixis, Inc.*,†††,3,6	4,700	(30,127)
Intuitive Surgical, Inc.*,†††,3,6	200	(56,100)
Zeltia S.A.*,†††,3,6	8,500	(57,969)
Savient Pharmaceuticals, Inc.*,†††,3,6	3,240	(64,282)
Sequenom, Inc.*,†††,3,6	3,140	(64,715)
Luminex Corp.*,†††,3,6	2,700	(68,823)
Auxilium Pharmaceuticals, Inc.*,†††,3,6	1,960	(72,167)
Vertex Pharmaceuticals, Inc.*,†††,3,6	2,700	(74,709)
Align Technology, Inc.*,†††,3,6	6,300	(76,860)
Acorda Therapeutics, Inc.*,†††,3,6	2,900	(77,575)
Intercell AG*,†††,3,6	2,000	(78,778)
Rigel Pharmaceuticals, Inc.*,†††,3,6	3,070	(78,838)
XenoPort, Inc.*,†††,3,6	1,790	(82,036)
Regeneron Pharmaceuticals, Inc.*,†††,3,6	3,810	(82,715)

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	129

S C H E D U L E   O F   I N V E S T M E N T S   (concluded)

December 31, 2011	Series Z (Alpha Opportunity Series)

	SHARES	VALUE
AMAG Pharmaceuticals, Inc.*,†††,3,6	1,900	$(82,954)
Basilea Pharmaceutica*,†††,3,6	500	(83,364)
Cepheid, Inc.*,†††,3,6	5,500	(84,700)
Alnylam Pharmaceuticals, Inc.*,†††,3,6	3,000	(88,230)
athenahealth, Inc.*,†††,3,6	2,700	(96,795)

Total Health Care		(1,425,362)

Consumer Discretionary — (10.9)%
Tokyo Broadcasting System Holdings, Inc.†††,3,6	1,300	(21,836)
Genting Singapore plc*,†††,3,6	132,800	(43,724)
bwin Interactive Entertainment
AG*,†††,3,6	1,700	(48,431)
Riversdale Mining Ltd.*,†††,3,6	7,100	(54,029)
Bwin.Party Digital Entertainment plc*,†††,3,6	16,200	(60,974)
Sky Deutschland AG*,†††,3,6	4,200	(68,951)
Focus Media Holding Ltd. ADR*,†††,3,6	2,500	(75,000)
Marui Group Company Ltd.†††,3,6	31,000	(233,861)
Pool Corp.†††,3,6	12,350	(305,663)
Electrolux AB†††,3,6	32,100	(422,058)
Volkswagen AG†††,3,6	1,300	(539,374)

Total Consumer Discretionary		(1,873,901)

Total Common Stocks Sold Short (Proceeds $7,627,239)		(7,794,184)

EXCHANGE TRADED FUNDS SOLD SHORT†—(0.2)%
PowerShares DB Commodity
Index Tracking Fund*	437	(11,729)
PowerShares DB Agriculture Fund*	691	(19,956)

Total Exchange Traded Funds Sold Short (Proceeds $31,703)		(31,685)

Total Securities Sold Short—(45.6)% (Proceeds $7,658,942)		$(7,825,869)

Cash & Other Assets, Less Liabilities — 32.5%		5,578,511

Total Net Assets — 100.0%		$17,160,565

	CONTRACTS	UNREALIZED GAIN
FUTURES CONTRACTS PURCHASED†
March 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $2,878,450)	46	$51,166

*	Non-income producing security.
†	Value determined based on Level 1 inputs, except as noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or a portion of this security is pledged as short security collateral at December 31, 2011.
2	All or a portion of the security is deemed illiquid due to the Fund’s exposure to Lehman Brothers International Europe (“LBIE”) prime brokerage services. The total market value of illiquid securities is $9,155,348 (cost $8,362,915), or 53.4% of total net assets. The security was deemed liquid at the time of purchase.
3	Illiquid security.
4	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
5	Repurchase Agreement — See Note 5.
6	All or a portion of this security was fair valued by the Valuation Committee at December 31, 2011. The total market value of fair valued securities amounts to $(7,786,654) (proceeds $7,620,060), or (45.4%) of total net assets.
7	Security was acquired through a private placement.
ADR — American Depositary Receipt
plc — Public Limited Company

130	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Series Z (Alpha Opportunity Series)

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
December 31, 2011

ASSETS:
Investments, at value (cost $18,181,618)	$18,900,667
Repurchase agreements, at value (cost $507,256)	507,256

Total investments (cost $18,688,874)	19,407,923
Restricted cash denominated in a foreign currency, at value (cost $3,623,434)†	3,799,935
Restricted cash†	1,895,998
Prepaid expenses	93
Receivables:
Securities sold	657,423
Dividends	29,889
Foreign taxes reclaim	687

Total assets	25,791,948

LIABILITIES:
Securities sold short, at value (proceeds $7,658,942)	7,825,869
Overdraft due to custodian bank	174,076
Payable for:
Securities purchased	541,450
Management fees	18,288
Variation margin	13,570
Transfer agent/maintenance fees	2,263
Fund accounting/administration fees	2,194
Directors’ fees*	817
Fund shares redeemed	484
Miscellaneous	52,372

Total liabilities	8,631,383

NET ASSETS	$17,160,565

NET ASSETS CONSIST OF:
Paid in capital	$22,067,805
Accumulated net realized loss on investments	(5,687,017)
Net unrealized appreciation on investments and foreign currency	779,777

Net assets	$17,160,565

Capital shares outstanding	995,235
Net asset value per share	$17.24

S T A T E M E N T O F O P E R A T I O N S
Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,141)	$303,783
Interest	7,006

Total investment income	310,789

EXPENSES:
Management fees	239,464
Transfer agent/maintenance fees	25,208
Fund accounting/administration fees	28,736
Custodian fees	45,383
Legal fees	40,004
Prime broker interest expense	12,911
Directors’ fees*	2,407
Short sales dividend expense	1,730
Miscellaneous	42,025

Total expenses	437,868

Net investment loss	(127,079)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(231,994)
Futures contracts	40,141
Foreign currency	(811)
Securities sold short	35,476

Net realized loss	(157,188)

Net change in unrealized appreciation (depreciation) on:
Investments	675,420
Securities sold short	1,209
Futures contracts	(9,237)
Foreign currency	(16,630)

Net change in unrealized appreciation (depreciation)	650,762

Net realized and unrealized gain	493,574

Net increase in net assets resulting from operations	$366,495

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
†	All or portion of this amount represents values related to Lehman Brothers International Europe prime brokerage services — See Note 11.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	131

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	Series Z (Alpha Opportunity Series)

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(127,079)	$(143,193)
Net realized gain (loss) on investments and foreign currency	(157,188)	4,448,020
Net change in unrealized appreciation (depreciation) on investments and foreign currency	650,762	(461,019)
Net increase in net assets resulting from operations	366,495	3,843,808
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	43,743	413,198
Cost of shares redeemed	(4,398,826)	(5,741,168)
Net decrease from capital share transactions	(4,355,083)	(5,327,970)
Net decrease in net assets	(3,988,588)	(1,484,162)
NET ASSETS:
Beginning of year	21,149,153	22,633,315
End of year	$17,160,565	$21,149,153
Accumulated net investment loss at end of year	$—	$(30)
CAPITAL SHARE ACTIVITY:
Shares sold	2,443	27,315
Shares redeemed	(252,895)	(395,170)
Net decrease in shares	(250,452)	(367,855)

132	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

F I N A N C I A L H I G H L I G H T S	Series Z (Alpha Opportunity Series)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009		Year Ended December 31, 2008[f]	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$16.98		$14.03		$10.76		$16.50	$13.96
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)		(.10)		(.06)		(.16)	.01
Net gain (loss) on investments (realized and unrealized)	.38		3.05		3.33		(5.58)	2.53

Total from investment operations	.26		2.95		3.27		(5.74)	2.54
Net asset value, end of period	$17.24		$16.98		$14.03		$10.76	$16.50

Total Return[b]	1.77%		20.74%		30.39%		(34.79% )	18.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,161		$21,149		$22,633		$26,977	$48,869
Ratios to average net assets:
Net investment income (loss)	(0.66%	)	(0.89%	)	(0.52%	)	(1.09% )	0.10%
Total expenses[c]	2.29%		2.27%		2.85%		2.79%	2.50%
Net expenses[d]	2.29%		2.07%		1.74%		2.79%	2.50%
Operating expenses[e]	2.21%		1.90%		1.69%		2.70%	2.44%
Portfolio turnover rate	730%		768%		555%		990%	1,770%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Operating expenses exclude interest and dividend expense from securities sold short.
[f]

Security Global Investors, LLC (SGI) became the sub-advisor of 37.5% of the assets of Series Z effective August 18, 2008. Also effective August 18, 2008, Mainstream Investment Advisers, LLC (Mainstream) sub-advised 37.5% of the assets and Security Investors, LLC (SI) managed 25%. Prior to August 18, 2008, Mainstream sub-advised 60% of the assets and SI managed the remaining 40% of the assets.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	133

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

1. Organization and Significant Accounting Policies

Organization

SBL Fund (the “Trust”), a Kansas business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a non-diversified, open-ended investment company of the series type. The Trust is authorized to issue an unlimited number of no par value shares. Each Series, in effect, represents a separate Fund (the “Fund”, or collectively the “Funds”). Security Benefit Life Insurance Company (“SBL”) and SBL’s affiliated life insurance company as well as unaffiliated life insurance companies purchase shares of the Funds for their variable annuity and variable life insurance separate accounts. At December 31, 2011, the Trust consisted of fourteen separate Funds.

The Trust is required to account for the assets of each Fund separately and to allocate general liabilities of the Trust to each Fund based on the net asset value of each Fund. Guggenheim Investments (“GI”) provides advisory, administrative and accounting services to the Trust and Rydex Fund Services, LLC (“RFS”) provides transfer agent services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. GI, RFS and RDL are affiliated entities.

T. Rowe Price serves as investment sub-advisor on behalf of Series N (Managed Asset Allocation Series) and Mainstream serves as investment sub-advisor on behalf of Series Z (Alpha Opportunity Series). The sub-advisors furnish investment advisory services, supervise and arrange for the purchase and sale of securities and provide for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Trust and GI. Prior to January 14, 2011, Security Global Investors, LLC (“SGI”) acted as a subadvisor to the Series D (MSCI EAFE Equal Weight Series) and a portion of the total assets of Series Z (Alpha Opportunity Series). Effective January 14, 2011, SGI was merged with and into GI.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Security Valuation – Valuations of the Funds’ securities are supplied by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Listed options held by the Trust are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund

134	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (continued)

trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS®. In addition, the Board of Directors has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.

B. Foreign Currency Transactions – The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

C. Futures – Series Z utilized futures contracts to obtain broad index exposure. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

D. Options Written – Certain Funds wrote call options on a covered basis and put options on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the writer the obligation to sell or purchase a security at a specified price, until a certain date. Options were used minimally to hedge the Funds’ portfolio, to increase returns, to maintain exposure to the equity markets, and create liquidity. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform. An amount equal to the premium received is entered in the Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

E. Securities Sold Short – Certain Funds may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Funds’ net assets be in deposits on short sales against the box. When a Fund makes a short sale, the Fund does not immediately deliver the securities sold from its own account, or receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	135

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (continued)

at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Funds may make short sales that are not “against the box,” which create opportunities to increase the Funds’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1A and are required to be adjusted daily to reflect changes in the market value of the securities sold short.

F. Security Transactions and Investment Income –

Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable noncash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Realized gains (losses) on pay downs of mortgage and asset backed securities are classified as interest income. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

G. Expenses – Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various Funds within the Fund complex are generally allocated amongst such Funds on the basis of average net assets.

H. Distributions to Shareholders – The Funds are required by the Internal Revenue Code to distribute substantially all income and capital gains to shareholders. Each year, the Funds determine whether to declare and pay actual dividends or whether to secure consent of its shareholders to report and deduct a consent dividend. A consent dividend is treated for tax purposes as a distribution to shareholders occurring on the last day of the Fund’s taxable year and a shareholder contribution to capital occurring on the same day. It is the Trust’s current practice to utilize the consent dividend procedures. The character of any distributions made from net investment income and net realized gains may differ from their ultimate characterization for income tax purposes.

I. Earnings Credits – Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended December 31, 2011, there were no earnings credits received.

J. Indemnifications – Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Management fees are paid monthly to GI, based on the following annual rates for the year ended December 31, 2011. GI pays the sub-advisors out of the advisory fees it receives.

Management Fees (as a % of net assets)
Series A (Large Cap Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series C (Money Market Series)	0.50%
Series D (MSCI EAFE Equal Weight Series)	0.70%[1]
Series E (U.S. Intermediate Bond Series)	0.75%
Series J (Mid Cap Growth Series)	0.75%
Series N (Managed Asset Allocation Series)	1.00%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.75%
Series Q (Small Cap Value Series)	0.95%
Series V (Mid Cap Value Series)	0.75%
Series X (Small Cap Growth Series)	0.85%
Series Y (Large Cap Concentrated
Growth Series)	0.75%
Series Z (Alpha Opportunity Series)	1.25%

1 Effective May 1, 2011, the management fee of Series D (MSCI EAFE Equal Weight Series) changed to 0.70% of the average daily net assets. Prior to May 1, 2011, Series D (MSCI EAFE Equal Weight Series) had a management fee of 1.00% .

136	THE GUGGENHEIM FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (continued)

GI also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, GI receives the following:

Fund Accounting/ Administrative Fees (as a % of net assets)*
Series A (Large Cap Core Series)	0.095%
Series B (Large Cap Value Series)	0.095%
Series C (Money Market Series)	0.095%
Series D (MSCI EAFE Equal Weight Series)	0.150%
Series E (U.S. Intermediate Bond Series)	0.095%
Series J (Mid Cap Growth Series)	0.095%
Series N (Managed Asset Allocation Series)	0.150%
Series O (All Cap Value Series)	0.095%
Series P (High Yield Series)	0.095%
Series Q (Small Cap Value Series)	0.095%
Series V (Mid Cap Value Series)	0.095%
Series X (Small Cap Growth Series)	0.095%
Series Y (Large Cap Concentrated Growth Series)	0.095%
Series Z (Alpha Opportunity Series)	0.150%

* The minimum annual charge for administrative fees is $25,000 for Series A, B, C, E, J, O, P, Q, V, X, Y and Z and $60,000 for Series D and N.

RFS is paid the following for providing transfer agent services to the Funds:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

For the year ended December 31, 2011, the investment advisory contract for Series E, Series O, and Series Z provides that the total expenses be limited to 0.81%, 1.00%, and 2.35%, respectively, of average daily net assets, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a fund invests, interest, taxes, litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles). These contracts are in effect through May 1, 2013. GI is entitled to reimbursement by the Series for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At December 31, 2011, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	Fees Waived	Expires in
Series E (U.S. Intermediate Bond Series)	$142,582	2014
	162,543	2013
	170,154	2012

	$475,279

Series O (All Cap Value Series)	$—	2014
	—	2013
	36,989	2012

	$36,989

	Fees Waived	Expires in
Series Z (Alpha Opportunity Series)	$—	2014
	44,725	2013
	244,101	2012

	$288,826

For the year ended December 31, 2011, no amounts were recouped by GI.

At December 31, 2011, Security Benefit Life Insurance Company, through its insurance company separate accounts, owned shares of the Series, as follows:

Percent of Outstanding shares owned
Series A (Large Cap Core Series)	99.99%
Series B (Large Cap Value Series)	100.00%
Series C (Money Market Series)	100.00%
Series D (MSCI EAFE Equal Weight Series)	99.66%
Series E (U.S. Intermediate Bond Series)	99.96%
Series J (Mid Cap Growth Series)	99.38%
Series N (Managed Asset Allocation Series)	99.32%
Series O (All Cap Value Series)	98.07%
Series P (High Yield Series)	98.69%
Series Q (Small Cap Value Series)	97.76%
Series V (Mid Cap Value Series)	97.90%
Series X (Small Cap Growth Series)	98.57%
Series Y (Large Cap Concentrated Growth Series)	99.82%
Series Z (Alpha Opportunity Series)	100.00%

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (fiscal years 2008-2011), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

The accompanying notes are an integral part of the financial statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	137

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (continued)

One of the more prominent changes addresses capital loss carryforwards. Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During 2011, the Funds declared ordinary and long-term capital gain consent dividends, effective for the year ended December 31, 2010, as shown below.

	Ordinary Consent Dividends	Long-Term Capital Gain Consent Dividends
Series A (Large Cap Core Series)	$4,030,354	$1,730,063
Series B (Large Cap Value Series)	2,285,314	2,252,176
Series D (MSCI Equal Weight Series)	13,587,873	7,698,733
Series E (U.S. Intermediate Series	3,811,519	—
Series J (Mid Cap Growth Series)	4,484,278	10,710,842
Series N (Managed Asset Allocation Series)	1,147,178	687,148
Series O (All Cap Value Series)	1,084,849	—
Series P (High Yield Series)	10,938,114	—
Series Q (Small Cap Value Series)	—	9,636,619
Series V (Mid Cap Value Series)	2,289,761	—
Series X (Small Cap Growth Series)	2,051,653	4,187,547
Series Y (Large Cap Concentrated Growth Series)	3,222,696	648,630
Series Z (Alpha Opportunity Series)	1,228,159	2,731,086

Short term distributions are treated as ordinary distributions for federal income tax purposes.

The tax character of distributable earnings/(accumulated losses) at December 31, 2011, was as follows:

Components of distributable earnings:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Other Temporary Differences	Total Accumulated Earnings/(Deficit)
Series A (Large Cap Core Series)	$1,309,773	$264,353	$(55,314,502)	$9,373,210	—	$(44,367,166)
Series B (Large Cap Value Series)	2,783,403	—	(59,470,313)	19,445,404	—	(37,241,506)
Series C (Money Market Series)	—	—	—	1,260	—	1,260
Series D (MSCI Equal Weight Series)	18,636,317	18,035,555	(63,778,456)	(39,212,928)	—	(66,319,512)
Series E (U.S. Intermediate Series	3,506,317	—	(15,867,419)	3,850,968	—	(8,510,134)
Series J (Mid Cap Growth Series)	—	9,048,164	(37,490,328)	3,558,601	—	(24,883,563)
Series N (Managed Asset Allocation Series)	1,066,575	113,994	(7,531,915)	2,917,060	—	(3,434,286)
Series O (All Cap Value Series)	1,075,134	—	(24,870,379)	1,109,735	—	(22,685,510)
Series P (High Yield Series)	10,795,692	4,422,739	(2,274,194)	(480,530)	—	12,463,707
Series Q (Small Cap Value Series)	—	7,479,607	—	5,524,249	—	13,003,856
Series V (Mid Cap Value Series)	775,649	3,178,447	—	4,957,708	—	8,911,804
Series X (Small Cap Growth Series)	325,519	4,946,763	(8,732,993)	2,508,070	—	(952,641)
Series Y (Large Cap Concentrated Growth Series)	79,982	1,231,110	(10,125,834)	1,452,902	—	(7,361,840)
Series Z (Alpha Opportunity Series)	—	—	(5,552,980)	700,910	55,170	(4,796,900)

*	The Fund had net capital loss carryovers and deferred post October losses as identified below.
**	Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the differences between book and tax basis passive foreign investment companies and bond discount accretion.

138	THE GUGGENHEIM FUNDS ANNUAL REPORT

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (continued)

For the year, the capital loss carryovers utilized or expired, the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains, and post-October losses that are deferred to the first day of the next fiscal year are shown in the table below:

Capital Loss Carryovers:

	Capital Loss Carryovers Utilized	Capital Loss Carryovers Expired	Remaining Capital Loss Carryovers	Annual Limitations*	Expires In	Deferred Post-October Losses
Series A (Large Cap Core Series)	$8,855,698	$—	$23,839,610	$8,855,698	2016	$2,387,088
	—	—	29,087,804		2017
	$8,855,698	$—	$52,927,414
Series B (Large Cap Value Series)	$10,989,658	$10,261	$—	$10,999,919	2011	$2,094,904
	—	—	29,474,335		2016
	—	—	27,901,075		2017
	$10,989,658	$10,261	$57,375,410
Series D (MSCI Equal Weight Series)	$9,820,391	$—	$43,071,596	$9,820,391	2016	$4,856,109
	—	—	15,850,751		2017
	$9,820,391	$—	$58,922,347
Series E (U.S. Intermediate Series)	$350,320	$—	$—	$5,322,700	2012	$—
	1,363,161	—	1,368,173		2014
	—	—	838,194		2015
	—	—	937,378		2016
	—	—	12,363,518		2017
	—	—	360,156		2018
	$1,713,481	$—	$15,867,419
Series J (Mid Cap Growth Series)	$9,297,672	$—	$25,475,410	$5,795,514	2016	$—
	—	—	12,014,918		2017
	$9,297,672	$—	$37,490,328
Series N (Managed Asset Allocation Series)	$1,407,273	$—	$—	$2,942,348	2016	$479
	1,535,075	—	7,531,915		2017
	$2,942,348	$—	$7,531,915
Series O (All Cap Value Series)	$4,233,665	$—	$12,072,232	$6,099,793	2016	$—
	—	—	12,798,147		2017
	$4,233,665	$—	$24,870,379
Series P (High Yield Series)	$—	$—	$—	$—		$2,274,194
Series Q (Small Cap Value Series)	$14,581,372	$—	$—	$—	2017	$—
Series V (Mid Cap Value Series)	$18,619,728	$—	$—	$—	2017	$—
Series X (Small Cap Growth Series)	$1,455,499	$—	$7,277,494	$1,455,499	2016	$—
	—	—	1,455,499		2017
	$1,455,499	$—	$8,732,993
Series Y (Large Cap Concentrated Growth Series)	$1,598,274	$—	$—	$1,598,274	2011	$536,188
	—	—	338,147		2012
	—	—	7,653,224		2016
	—	—	1,598,274		2017
	$1,598,274	$—	$9,589,645
Series Z (Alpha Opportunity Series)	$—	$—	$4,684,418	$780,736	2016	$80,214
	—	—	780,736		2017
					Unlimited
	—	—	7,612		Short Term
	$—	$—	$5,472,766

*	In accordance with Section 382 of the Internal Revenue Code, a portion of certain Series losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryovers shown with respect to each Series. This limitation does not relate only to the loss shown on the first column of each Series.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  139

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (continued)

On the Statements of Assets and Liabilities, the following reclassifications were made for permanent book/tax differences:

	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Paid-In Capital
Series A (Large Cap Core Series)	$(3,832,482)	$(1,927,935)	$5,760,417
Series B (Large Cap Value Series)	(2,241,915)	(2,285,314)	4,527,229
Series C (Money Market Series)	4	682,146	(682,150)
Series D (MSCI Equal Weight Series)	(19,985,731)	(1,300,875)	21,286,606
Series E (U.S. Intermediate Series	(292,664)	(3,518,855)	3,811,519
Series J (Mid Cap Growth Series)	(15,195,120)	149,404	15,045,716
Series N (Managed Asset Allocation Series)	(796,792)	(1,017,534)	1,814,326
Series O (All Cap Value Series)	—	(1,084,849)	1,084,849
Series P (High Yield Series)	(690,484)	(10,247,630)	10,938,114
Series Q (Small Cap Value Series)	(9,636,619)	351,101	9,285,518
Series V (Mid Cap Value Series)	—	(2,289,761)	2,289,761
Series X (Small Cap Growth Series)	(6,511,978)	272,778	6,239,200
Series Y (Large Cap Concentrated Growth Series)	(3,478,097)	(393,229)	3,871,326
Series Z (Alpha Opportunity Series)	(3,960,164)	127,109	3,833,055

At December 31, 2011, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Series A (Large Cap Core Series)	$190,220,583	$22,925,863	$(13,552,652)	$9,373,211
Series B (Large Cap Value Series)	219,280,396	42,424,033	(22,978,629)	19,445,404
Series C (Money Market Series)	108,673,943	3,120	(1,860)	1,260
Series D (MSCI Equal Weight Series)	224,603,051	4,463,777	(43,672,042)	(39,208,265)
Series E (U.S. Intermediate Series	115,943,365	6,228,557	(2,377,588)	3,850,969
Series J (Mid Cap Growth Series)	126,919,409	10,720,070	(7,161,468)	3,558,602
Series N (Managed Asset Allocation Series)	60,153,553	6,775,637	(3,857,945)	2,917,692
Series O (All Cap Value Series)	132,801,329	15,849,524	(14,901,753)	947,771
Series P (High Yield Series)	111,186,933	7,408,183	(7,894,215)	(486,032)
Series Q (Small Cap Value Series)	99,229,833	16,216,289	(10,713,647)	5,502,642
Series V (Mid Cap Value Series)	242,039,982	44,069,920	(39,448,509)	4,621,411
Series X (Small Cap Growth Series)	32,380,623	5,551,697	(3,043,629)	2,508,068
Series Y (Large Cap Concentrated Growth Series)	35,165,083	2,687,331	(1,234,428)	1,452,903
Series Z (Alpha Opportunity Series)	18,716,576	2,017,201	(1,325,854)	691,347

4. Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (continued)

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2011:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Level 3 Other Financial Instruments*	Total
Assets
Series A (Large Cap Core Series)	$199,593,794	$—	$—	$—	$—	$—	$199,593,794
Series B (Large Cap Value Series)	238,725,800	—	—	—	—	—	238,725,800
Series C (Money Market Series)	—	—	108,675,203	—	—	—	108,675,203
Series D (MSCI EAFE Equal Weight Series)	184,493,891	—	900,895	—	—	—	185,394,786
Series E (U.S. Intermediate Bond Series)	37,791,290	—	81,835,426	—	167,618	—	119,794,334
Series J (Mid Cap Growth Series)	130,478,011	—	—	—	—	—	130,478,011
Series N (Managed Asset Allocation Series)	44,632,958	—	18,438,287	—	—	—	63,071,245
Series O (All Cap Value Series)	133,749,100	—	—	—	—	—	133,749,100
Series P (High Yield Series)	1,038,188	—	109,003,519	—	659,194	—	110,700,901
Series Q (Small Cap Value Series)	104,388,142	—	344,333	—	—	—	104,732,475
Series V (Mid Cap Value Series)	243,944,094	—	2,717,299	—	—	—	246,661,393
Series X (Small Cap Growth Series)	34,888,691	—	—	—	—	—	34,888,691
Series Y (Large Cap Concentrated Growth Series)	36,617,986	—	—	—	—	—	36,617,986
Series Z (Alpha Opportunity Series)	16,840,758	51,166	2,567,165	—	—	—	19,459,089
Liabilities
Series O (All Cap Value Series)	$—	$113,545	$—	$31,870	$—	$—	$145,415
Series Q (Small Cap Value Series)	—	4,650	—	136,590	—	—	141,240
Series V (Mid Cap Value Series)	—	210,431	—	57,960	—	—	268,391
Series Z (Alpha Opportunity Series)	39,215	—	—	—	7,786,654	—	7,825,869

*	Other financial instruments include futures contracts which are reported as unrealized gain/loss at period end, and options written.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period. For the year ended December 31, 2011, Series P had a security with a total value of $1 transfer from Level 1 to Level 3. The fair market value of this security was adjusted due to a change in the securities valuation method. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2011:

LEVEL 3 – Fair value measurement using significant unobservable inputs
Total
Series E (U.S. Intermediate Bond Series)
Assets:
Beginning Balance	$233,592
Total change in unrealized gains or losses included in earnings	(65,974)
Ending Balance	$167,618

Series P (High Yield Series)
Assets:
Beginning Balance	$630,259
Total realized gains or losses included in earnings	5,981
Total change in unrealized gains or losses included in earnings	41,884
Sales	(18,931)
Transfers into Level 3	1
Ending Balance	$659,194

Series Z (Alpha Opportunity Series)
Assets:
Beginning Balance	$7,786,654
Total change in unrealized gains or losses included in earnings	—
Ending Balance	$7,786,654

The total change in unrealized gains or losses included on the Statements of Operations attributable to Level 3 investments still held at December 31, 2011 was $(65,974) for Series E, $44,474 for Series P and $0 for Series Z.

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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (continued)

5. Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian takes possession of the underlying collateral. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

At December 31, 2011, the collateral for the repurchase agreements in the joint account was as follows:

Fund	Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Series C (Money Market Series)	UMB Financial Corp.			Federal Home Loan Bank
	0.01%			2.38% – 3.13%
	due 01/03/12	$44,174,000	$44,174,049	12/13/13 – 03/14/14	$42,870,000	$45,058,626

Series Z (Alpha Opportunity Series)	State Street			U.S. Treasury Note
	0.00%			1.00%
	due 01/03/12	507,256	507,256	08/31/16	515,000	521,438

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivatives instruments are accounted for and their effects on the Funds’ financial position and results of operations.

During the year ended December 31, 2011, certain Funds sought to gain exposure to their respective benchmarks by investing in financial-linked derivative instruments, including options and futures.

The following Funds entered into futures contracts and options written for the following purposes:

Fund	Index Exposure	Liquidity	Hedging
Series A–Large Cap Core Series		x	x
Series B–Large Cap Value Series		x	x
Series D–MSCI EAFE Equal Weight Series		x
Series O–All Cap Value Series		x	x
Series Q–Small Cap Value Series		x	x
Series V–Mid Cap Value Series		x	x
Series Z–Alpha Opportunity Series	x		x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the funds’ net assets on a daily basis, while the risk to the fund is limited to the profit earned on such derivatives.

	Approximate percentage of Fund’s net assets on a daily basis
Fund	Long	Short
Series O (All Cap Value Series)	0%	0%
Series Q (Small Cap Value Series)	0%	0%
Series V (Mid Cap Value Series)	0%	0%
Series Z (Alpha Opportunity Series)	17%	0%

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2011:

Location on the Statements of Assets and Liabilities

Derivative Investments Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin	Variation margin
Options written, at value

142	THE GUGGENHEIM FUNDS ANNUAL REPORT	.

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2011:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Options Written Equity Contracts	Total Value at December 31, 2011
Series Z (Alpha Opportunity Series)	$51,166	$ —	$51,166

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Options Written Equity Contracts	Total Value at December 31, 2011
Series O (All Cap Value Series)	$ —	$145,415	$145,415
Series Q (Small Cap Value Series)	—	141,240	141,240
Series V (Mid Cap Value Series)	—	268,391	268,391

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2011:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2011:

Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations

Fund	Futures Equity Contracts	Options Written Equity Contracts	Total
Series A (Large Cap Core Series)	$—	$ 25,685	$25,685
Series B (Large Cap Value Series)	—	66,598	66,598
Series D (MSCI EAFE Equal Weight Series)	1,465,730	—	1,465,730
Series O (All Cap Value Series)	—	102,205	102,205
Series Q (Small Cap Value Series)	—	261,995	261,995
Series V (Mid Cap Value Series)	—	422,381	422,381
Series Z (Alpha Opportunity Series)	40,141	—	40,141

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

Fund	Futures Equity Contracts	Options Written Equity Contracts	Total
Series O (All Cap Value Series)	$—	$375,133	$375,133
Series Q (Small Cap Value Series)	—	(7,232)	(7,232)
Series V (Mid Cap Value Series)	—	722,290	722,290
Series Z (Alpha Opportunity Series)	(9,237)	—	(9,237)

7. Other Liabilities

Series A (Large Cap Core Series) and Series V (Mid Cap Value Series) each wrote put option contracts through Lehman Brothers, Inc. (“Lehman”) that were exercised prior to the option contracts expiration and prior to the bankruptcy filing by Lehman, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Series as of December 31, 2011.

Although the ultimate resolution of these transactions is uncertain, the Series have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of liability recorded as of December 31, 2011 was $18,615 for Series A and $205,716 for Series V.

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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (continued)

8. Securities Transactions

During the year ended December 31, 2011, purchases and sales of investment securities, excluding government and short-term investments, were:

	Purchases	Sales
Series A (Large Cap Core Series)	$194,256,638	$221,228,604
Series B (Large Cap Value Series)	51,457,524	87,438,562
Series C (Money Market Series)	—	—
Series D (MSCI EAFE Equal Weight Series)	404,096,525	448,848,268
Series E (U.S. Intermediate Bond Series)	21,394,516	23,464,875
Series J (Mid Cap Growth Series)	231,224,348	259,309,772
Series N (Managed Asset Allocation Series)	20,527,666	32,054,541
Series O (All Cap Value Series)	29,412,345	48,102,005
Series P (High Yield Series)	76,326,450	86,689,572
Series Q (Small Cap Value Series)	60,782,922	72,179,816
Series V (Mid Cap Value Series)	80,023,074	126,431,728
Series X (Small Cap Growth Series)	38,608,625	47,991,834
Series Y (Large Cap Concentrated Growth Series)	59,661,088	63,987,724
Series Z (Alpha Opportunity Series)	61,255,135	60,250,759

During the year ended December 31, 2011, purchases and sales of government securities, excluding short-term investments, were:

	Purchases	Sales
Series E (U.S. Intermediate Bond Series)	$40,105,195	$39,853,828
Series N (Managed Asset Allocation Series)	10,300,627	11,995,858

9. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Partners, LLC, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions for the year ended December 31, 2011 in which the portfolio company is an “affiliated person” are as follows:

Fund	Security	Value 12/31/10	Additions	Reductions	Value 12/31/11	Shares 12/31/11	Investment Income
Series V (Mid Cap Value Series)	Common Stock: HydroGen Corp.	$14,792	$ —	$ —	$6,791	672,346	$ —

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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   (continued)

10. Options Written

Transactions in options written during the year ended December 31, 2011 were as follows:

Written Call Options

	Series O		Series Q		Series V
	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
Balance at December 31, 2010	1,146	$124,440	1,382	$113,798	3,231	$332,827
Options written	1,057	184,328	2,004	165,687	2,340	390,389
Options terminated in closing purchase transactions	—	—	—	—	—	—
Options expired	(674)	(64,696)	(1,911)	(176,616)	(2,106)	(184,324)
Options exercised	(949)	(108,262)	(1,021)	(21,148)	(2,165)	(245,583)
Balance at December 31, 2011	580	$135,810	454	$81,721	1,300	$293,309

Written Put Options
	Series A		Series B		Series O		Series Q		Series V
	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
Balance at December 31, 2010	—	$—	—	$—	206	$26,787	130	$23,140	639	$95,086
Options written	140	25,685	363	66,598	1,242	303,548	955	146,768	4,491	846,339
Options terminated in closing purchase transactions	—	—	—	—	—	—	(168)	(17,655)	(397)	(41,720)
Options expired	(140)	(25,685)	(363)	(66,598)	(284)	(37,509)	(384)	(71,128)	(1,227)	(207,028)
Options exercised	—	—	—	—	(453)	(121,257)	—	—	(2,210)	(381,298)
Balance at December 31, 2011	—	$—	—	$—	711	$171,569	533	$81,125	1,296	$311,379

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N O T E S   T O   F I N A N C I A L   S TAT E M E N T S   (continued)

11. Series Z

The Fund contracted with Lehman Brothers International Europe (“LBIE”) to provide prime brokerage services related to the Fund’s short selling. On September 15, 2008, LBIE was placed into administration and a third party administrator was named (the “Administrator”). The Fund’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for said short sales. The Fund has delivered a Notice of Termination of Loans to LBIE and the Administrator. The Fund is working to resolve these issues with LBIE and the Administrator. As of December 31, 2011, included in the Statement of Assets and Liabilities are the value of restricted long positions of $9,155,348, cash collateral of $586,580, restricted cash representing the value of short sale proceeds of $4,509,353 and liabilities for short sales of $7,786,654, representing the value of securities sold short at the date the short sales were deemed by the Fund to have been terminated. If these short sales had not been terminated, the value of the liability related to these securities sold short would have been $6,855,893 as of December 31, 2011, resulting in an increase in net assets of $930,761 (or 5.4%). Until such time as the liability for short sales is settled and all restrictions are removed by LBIE and Lehman Brothers International, the Fund cannot sell such restricted long positions and/or utilize the restricted cash balances to achieve the Fund’s investment objectives and/or meet Fund redemption or other Fund obligations. Based on the ultimate terms of such settlement, the value assigned to these positions may ultimately differ from the fair valuations assigned to them by the Fund and there is no guarantee that the Fund will ultimately recover the full value of the assets that are subject to restrictions. Accordingly, a settlement could ultimately result in the Fund realizing values that are materially different from those indicated herein, which would materially impact the Fund’s net asset value. As of the close of business on October 3, 2008, and until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders.

Effective as of August 1, 2011, GI has agreed to purchase shares of the Fund from time to time to provide the Fund with liquidity if needed to meet redemptions. The intent of the agreement is to provide liquidity to the Fund in the event that shareholders seek to redeem shares of the Fund at a time that there are not sufficient unrestricted assets.

12. Fund Merger

On April 30, 2010, Series A (Large Cap Core Series) acquired all of the net assets of Series H (Enhanced Index Series), a separate series of the Fund, in exchange for shares of the Series A (Large Cap Core Series), pursuant to an agreement and plan of reorganization approved by the Board of Directors and approved by the shareholders of the Series H (Enhanced Index Series). The acquisition was accomplished through a combination of a tax-free exchange of the outstanding shares of the Series H (Enhanced Index Series) 5,066,966 valued at $47,882,828 for respective shares of the Series A (Large Cap Core Series) 2,188,429. For financial reporting purposes, the net assets received and shares issued by Series A (Large Cap Core Series) were recorded at fair value; however, the Series H (Enhanced Index Series)’s cost of the investments was carried forward to align ongoing reporting of Series A (Large Cap Core Series) realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Series H (Enhanced Index Series)’s net assets on April 30, 2010 were $47,882,828, including $1,097,678 of unrealized appreciation. Series H (Enhanced Index Series)’s net assets were primarily comprised of investments with a fair value of $45,146,242. The aggregate net assets of Series A (Large Cap Core Series) immediately before and after the acquisition were $204,742,194 and $252,625,022, respectively.

The financial statements reflect the operations of the Series A (Large Cap Core Series) for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Series H (Enhanced Index Series) that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed January 1, 2010, Series A (Large Cap Core Series) pro-forma net investment income, net realized and unrealized gain on investments and net increase in net assets from operations for the period January 1, 2010 to December 31, 2010 would have been $2,093,242, $34,973,609 and $37,066,851, respectively. Security Investors, LLC and Series H (Enhanced Index Series) bore one-half of the expenses related to the reorganization.

13. Series D Name and Objective Change

At a meeting held on February 16, 2011 the Board of Directors (the “Board”) approved the following changes with respect to Series D, each effective on April 29, 2011:

•	The change of the Fund’s name to “MSCI EAFE Equal Weight Series;”

•	The change of the Fund’s investment objective to “performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index;”

•	The change of the Fund’s investment strategies to reflect the new name and investment objective;

•	The change of the Fund’s benchmark index in light of the foregoing changes to the Fund’s investment objective and strategies; and

•	A new lower investment advisory fee of 0.70% of average daily net assets on an annual basis (instead of 1.00% prior to April 29, 2011).

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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   (concluded)

14. Legal Proceedings

Tribune Company

SBL Fund may be a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), Adv. Pro. No. 10-54010 (Bankr. D. Del.), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the SBL Fund when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders. SBL Fund has been named as a defendant and may be a putative member of one or more proposed defendant classes in one or more of these suits. These cases have been consolidated in a multidistrict litigation proceeding in the United States District Court for the Southern District of New York and have been stayed pending further order of that court or of the Bankruptcy Court.

None of these lawsuits allege any wrongdoing on the part of SBL Fund. The following series of SBL Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO: Series H (Enhanced Index Series) (which was merged into Series A (Large Cap Core Series)), Series N (Managed Asset Allocation Series) and Series O (All Cap Value Series) (the “Funds”). The value of the proceeds received by the foregoing Funds was $158,950, $51,000 and $3,774,000, respectively. At this stage of the proceedings, SBL Fund is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

SBL Fund may be named as a putative member of the proposed defendant class in Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), No. 653522/2011 (N.Y. Sup. Ct.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

This lawsuit does not allege any wrongdoing on the part of SBL Fund. The following series of SBL Fund received cash proceeds from the cash out merger in the following amounts: Series N (Managed Asset Allocation Series) — $ 28,800. At this stage of the proceedings, SBL Fund is not able to make a reliable predication as to the outcome of this lawsuit or the effect, if any, on a Fund’s net asset value.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  147

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C
A C C O U N T I N G F I R M

To the Contract Holders and Board of Directors of

SBL Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SBL Fund (comprising, Series A–Large Cap Core Series, Series B–Large Cap Value Series, Series C–Money Market Series, Series D–MSCI EAFE Equal Weight Series, Series E–U.S. Intermediate Bond Series, Series J–Mid Cap Growth Series, Series N–Managed Asset Allocation Series, Series O–All Cap Value Series, Series P–High Yield Series, Series Q–Small Cap Value Series, Series V–Mid Cap Value Series, Series X–Small Cap Growth Series, Series Y–Large Cap Concentrated Growth Series, and Series Z–Alpha Opportunity Series) (the “Funds”) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

As more fully discussed in Note 11 to the financial statements, Series Z (Alpha Opportunity Series) (“Series Z”) previously utilized the services of Lehman Brothers International (Europe) (“Lehman”) to provide prime broker services related to Series Z’s securities sold short. On September 15, 2008, Lehman was placed into administration. The financial records of Lehman are now being handled by the administrators. Information flow to Series Z from the administrators has been limited. Management has recorded in the financial statements its best estimate of the liability for securities sold short due to Lehman, based upon management’s assessment of all available evidence, including information supplied by the administrators. Significant uncertainty exists regarding the ultimate timing and manner of settlement, as well as the ultimate liability for securities sold short due to Lehman, and the difference between amounts currently recorded and that which may ultimately be due may be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the SBL Fund at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 29, 2012

148	THE GUGGENHEIM FUNDS ANNUAL REPORT

O T H E R   I N F O R M A T I O N (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 is available without charge, upon request, by calling 1.800.820.0888. The proxy statement information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between SBL Fund and GI. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Series A (Large Cap Core Series)	9,183,033	122,085	233,873
Series B (Large Cap Value Series)	10,109,678	95,778	206,194
Series C (Money Market Series)	10,625,267	44,168	440,169
Series D (MSCI EAFE Equal Weight Series)	21,200,877	547,797	543,190
Series E (U.S. Intermediate Bond Series)	8,930,598	97,754	191,123
Series J (Mid Cap Growth Series)	4,613,807	90,170	141,688
Series N (Managed Asset Allocation Series)	3,349,068	46,522	101,419
Series O (All Cap Value Series)	6,344,270	143,448	128,754
Series P (High Yield Series)	3,676,771	74,671	72,602
Series Q (Small Cap Value Series)	3,197,327	72,048	82,110
Series V (Mid Cap Value Series)	4,506,228	94,938	114,934
Series X (Small Cap Growth Series)	1,837,334	71,954	64,850
Series Y (Large Cap Concentrated Growth Series)	3,292,552	273,814	50,070
Series Z (Alpha Opportunity Series)	964,394	1,659	82,930

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Trust also voted on whether to approve the election of nominees to the Board of Directors. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia		Donald A. Chubb, Jr.		Harry W. Craig, Jr.
For	92,389,725	For	92,688,369	For	92,651,254
Withhold	3,672,190	Withhold	3,373,546	Withhold	3,410,661
Total	96,061,915	Total	96,061,915	Total	96,061,915

Jerry B. Farley		Richard M. Goldman		Penny A. Lumpkin
For	92,569,429	For	92,251,353	For	92,555,434
Withhold	3,492,486	Withhold	3,810,562	Withhold	3,506,481
Total	96,061,915	Total	96,061,915	Total	96,061,915

Maynard F. Oliverius
For	92,365,668
Withhold	3,696,247
Total	96,061,915

At a special meeting of shareholders held on November 22, 2011, the shareholders of Series N also voted on whether to approve a change to the fundamental investment policy on diversification of investments. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Series N (Managed Asset Allocation Series)	3,348,397	46,522	102,090

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O T H E R   I N F O R M A T I O N (Unaudited) (continued)

Quarterly Portfolio Schedules Information

Each of the GI Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The portfolio holdings of each of the GI Funds are available on their website, www.securitybenefit.com or by calling 1.800.888.2461.

A description of the policies and procedures that the GI Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1.800.888.2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the GI Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 is available upon request, free of charge by calling 1.800.888.2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1.800.888.2461.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Funds’ investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.

The Transaction should not result in material changes to the day-to-day management and operation of the Funds or any increase in fees. The parties expect the Transaction to be completed in early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

In anticipation of the Transaction, the Board of Directors of the Fund (the “Board”) called a special meeting of shareholders (the “Meeting”), at which shareholders of the Funds of record as of October 3, 2011 were asked to consider the approval of a new investment management agreement between the Funds and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could have resulted in the termination of the Funds’ current investment management agreement with the Investment Manager (the “Current Agreement”). The Funds’ shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution, and the New Agreement will take effect if the Transaction is completed.

Election of Board Members

The Board also approved a proposal to elect seven individuals to the Boards. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Donald A. Chubb, Jr., Harry W. Craig, Jr., Jerry B. Farley, Richard M. Goldman, Penny A. Lumpkin and Maynard F. Oliverius. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Director. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other boards in the GI family of funds, would be beneficial to the Funds and their shareholders. However, for regulatory and governance reasons the term of Mr. Cacciapaglia, an “interested person” (as that term is defined for regulatory purposes), would not be effective until an additional non-interested Director is also appointed (or the balance is otherwise maintained). This search for an additional noninterested Director is still underway. The Trusts’ shareholders ultimately approved the aforementioned proposal.

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O T H E R   I N F O R M A T I O N (Unaudited) (continued)

Board Considerations in Approving the Investment Advisory and Investment Sub-Advisory Agreements

At an in-person meeting of the Board of Directors of SBL Fund held August 10, 2011, called for the purpose of, among other things, voting on the approval of investment advisory agreements applicable to the series of the SBL Fund (collectively, the “Funds”), the SBL Fund’s Board of Directors (the “Board”), including the independent Directors, unanimously approved the investment advisory agreement between SBL Fund and GI (referred to herein as the “Adviser”) and the sub-investment advisory agreements between the Adviser and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to Series N and Mainstream Investment Advisers LLC (“Mainstream”) with respect to Series Z.

At an in-person meeting of the Board held August 16, 2011, the Board also considered new investment advisory and sub-investment advisory agreements that were required as a result of a proposed change in the corporate ownership structure of the Adviser (the “Transaction”). The Investment Company Act of 1940 (the “1940 Act”), the law that regulates mutual funds, including the Funds, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a “change in control” of the investment adviser. The change in the corporate ownership structure of the Adviser could potentially be deemed to constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund’s investments. For that reason, the Board was asked to approve new investment advisory agreements for the Funds and a new sub-investment advisory agreement for each of Series N and Series Z.

At the meeting of August 16, 2011, the Board considered the new investment advisory and sub-investment advisory agreements, pursuant to which, subject to approval by each Fund’s shareholders of the new investment advisory agreements, the Adviser would continue to serve each Fund as investment adviser (and T. Rowe Price would continue to serve as sub-investment adviser to Series N and Mainstream as sub-investment adviser to Series Z) after the completion of the Transaction. At the meeting, the Board considered information about the Transaction and voted in favor of the new investment advisory and sub-investment advisory agreements.

In reaching the conclusion to approve the investment advisory and investment sub-advisory agreements, the Directors requested and obtained from the Adviser such information as the Directors deemed reasonably necessary to evaluate the proposed agreements. The Directors carefully evaluated this information and were advised by legal counsel with respect to their deliberations.

Prior to the Board meetings on August 10, 2011 and August 16, 2011, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital’s financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

In considering the new investment advisory and sub-investment advisory agreements, the Board determined that the agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the independent Directors, unanimously approved the new agreements. In reaching their decision, the Directors carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Adviser, T. Rowe Price and Mainstream (collectively, the “Advisers”) that the Board had received relating to the current investment advisory agreements at the Board meeting of August 10, 2011. The Directors noted that, at the meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the GI family of funds and the Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital’s commitment to the success of the Adviser and the Funds.

In addition, as a part of their required consideration of the renewal of the current investment advisory agreements at the meeting of August 10, 2011, the Directors, including the independent Directors, had evaluated a number of considerations, including among others: (a) the quality of the Advisers’ investment advisory and other services; (b) the Advisers’ investment management personnel; (c) the Advisers’ operations and financial condition; (d) the Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) revenue sharing arrangements entered into by the Adviser (whereby certain of its profits are shared with other parties in exchange for certain services); (i) the Advisers’ compliance systems; (j) the Advisers’ policies on and compliance procedures for personal securities transactions; (k) the Advisers’ reputation, expertise and resources in the financial markets; and (l) Fund performance compared with similar mutual funds. Based on the Board’s deliberations at the meetings of August 10, 2011 and August 16, 2011, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Advisers

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O T H E R   I N F O R M A T I O N (Unaudited) (concluded)

to any of the Funds, the Board, including all of the independent Directors, unanimously: (a) concluded that terms of the current and new investment advisory agreements are fair and reasonable; (b) concluded that the Advisers’ fees were reasonable in light of the services that they provide to the Funds; and (c) agreed to approve the current investment advisory agreements and, subject to shareholder approval, the new investment advisory agreements, based upon the following considerations, among others:

•	Nature, Extent and Quality of Services Provided by the Advisers.

At the meeting of August 10, 2011, the Board reviewed the scope of services to be provided by the Advisers under the current investment advisory agreements, and, at the meeting of August 16, 2011, noted that there would be no significant differences between the scope of services required to be provided by the Advisers under the current investment advisory agreements (which had been recently approved by shareholders and renewed by the Board at the meeting of August 10, 2011) and the scope of services required to be provided by the Advisers under the new investment advisory agreements. The Board noted that the key investment and management personnel of the Advisers servicing the Funds were expected to remain with the Adviser following the Transaction. The Directors also considered Guggenheim Capital’s representations to the Board that the Adviser would continue to provide investment and related services that were materially the same quality and quantity as services provided to the Funds in the past, and that these services were appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Funds. At the meeting of August 10, 2011, the Board had reviewed statistical information prepared by the Adviser regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Capital that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction.

•

The cost of investment management and sub-advisory services provided and the level of profitability. At the meeting of August 10, 2011, the Board had reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current investment advisory agreements. At that meeting, the Board had also analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser. At the meeting of August 16, 2011, the Board considered the fact that the fee rates payable to the Adviser would be the same under each Fund’s new investment advisory agreement as they are under such Fund’s current investment advisory agreement. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Adviser’s profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

•

Whether the investment management fees reflect economies of scale. In connection with its review of the Funds’ profitability analysis at the meeting of August 10, 2011, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Directors noted that the fees would not change under the new investment advisory agreements, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fee payable to the Adviser under the new investment advisory agreements when the next renewal of the agreements comes before the Board.

•

Benefits (such as soft dollars) to the Advisers from their relationship with the Funds. In addition to evaluating the services provided by the Advisers, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Distributor under a separate agreement at the meeting of August 10, 2011. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Adviser, noting that the Adviser would no longer be a subsidiary of Security Benefit Corporation. In this regard, the Board noted that, under the corporate structure after the Transaction, the Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

On the basis of the information provided to it and its evaluation of that information, the Board, including the independent Directors, concluded that the terms of the investment advisory and investment sub-advisory agreements for the Funds were reasonable, and that approval of the current and new investment advisory and investment sub-advisory agreements were in the best interests of the Funds.

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I N F O R M A T I O N O N B O A R D O F D I R E C T O R S A N D O F F I C E R S (Unaudited)

DIRECTORS

The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Year Elected***	Principal Occupations During Past Five Years

Donald A. Chubb, Jr.** (12-14-46) 1994	Business Broker — Griffith & Blair Realtors

Harry W. Craig, Jr.** (05-11-39) 2004	Chairman, CEO, Secretary & Director — The Martin Tractor Company, Inc.

Jerry B. Farley** (09-20-46) 2005	President — Washburn University

Penny A. Lumpkin** (08-20-39) 1993	Partner — Vivian’s Gift Shop (Corporate Retail) Vice President - Palmer Companies, Inc. (Small Business and Shopping Center Development) Vice President — PLB (Real Estate Equipment Leasing)

Maynard F. Oliverius** (12-18-43) 1998	President & Chief Executive Officer — Stormont-Vail HealthCare

Richard M. Goldman* (03-04-61) 2008 (President, Director & Chairman of the Board)

Senior Vice President — Security Benefit Corporation (2007 to present)

Chief Executive Officer — Security Benefit Asset Management Holdings, LLC (2010 to present)

Chief Executive Officer & Manager — Rydex Holdings, LLC (2009 to present)

President, CEO & Member Representative — Security Investors, LLC (2007 to present)

President, Chief Executive Officer and Manager — Rydex Distributors, LLC (2009 to present)

Manager — Rydex Fund Services, LLC (2009 to present)

President — SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (2008 to present)

Director — First Security Benefit Life and Annuity Insurance Company of New York (2007 to 2010)

Director and Chief Executive Officer — Rydex Advisors, LLC (2009 to 2010)

Director and Chief Executive Officer — Rydex Advisors II, LLC (2009 to 2010)

Manager and President — Security Global Investors, LLC (2007 to 2010)

Director — Security Distributors, Inc. (2007 to 2009)

Managing Member — R.M. Goldman Partner, LLC (2006 to 2007)

*	This Director is deemed to be an “interested person” of the Funds under the 1940 Act, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the funds.
**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Funds.
***	Each Director oversees 31 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

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OFFICERS*

The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Title — Year Elected	Principal Occupations During Past Five Years

Mark P. Bronzo (11-01-60) Vice President — 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director and Chief Compliance Officer, Nationwide Separate Accounts LLC (2003-2008)

Keith A. Fletcher (02-18-58) Vice President — 2010

Current: Senior Vice President, Security Investors, LLC; Vice President, Rydex Holdings, LLC; Vice President, Rydex Specialized Products, LLC; Vice President, Rydex Distributors, LLC; Vice President, Rydex Fund Services, LLC; Vice President and Director, Advisor Research Center, Inc.; and Vice President, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund

Previous: Security Global Investors, LLC, Vice President (2010- 2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2009-2011); Lyster Watson and Company, Managing Director (2007-2008); and Fletcher Financial Group, Inc., Chief Executive Officer (2004-2007)

Joanna Haigney (10-10-66) Chief Compliance Officer — 2010

Current: Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006)

Nikolaos Bonos (05-30-63) Treasurer — 2010

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009), Senior Vice President (2003-2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

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I N F O R M A T I O N O N B O A R D O F D I R E C T O R S A N D O F F I C E R S (Unaudited) (concluded)

OFFICERS* (concluded)

The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Title — Year Elected	Principal Occupations During Past Five Years

Joseph M. Arruda (09-05-66) Assistant Treasurer — 2010

Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010- 2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

Amy J. Lee (06-05-61) Vice President — 2007 Secretary — 1987

Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010-2011); and Brecek & Young Advisors, Inc., Director (2004-2008)

Mark A. Mitchell (08-24-64) Vice President — 2003	Current: Portfolio Manager, Security Investors, LLC Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003-2010)

Joseph C. O’Connor (07-15-60) Vice President — 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003-2008)

Daniel W. Portanova (10-02-60) Vice President — 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003-2008)

James P. Schier (12-28-57) Vice President — 1998	Current: Senior Portfolio Manager, Security Investors, LLC Previous: Vice President & Senior Portfolio Manager, Security Benefit Life Insurance Company (1998-2010)

David G. Toussaint (10-10-66) Vice President — 2005	Current: Portfolio Manager, Security Investors, LLC Previous: Assistant Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2005-2009)

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

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G U G G E N H E I M I N V E S T M E N T S P R I V A C Y P O L I C I E S

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone — whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies” — tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

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GUGGENHEIM INVESTMENTS

One Security Benefit Place

Topeka, Kansas 66636-0001

securitybenefit.com

Rydex Distributors, Inc.

460425800

Item 2.	Code of Ethics.

The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Maynard Oliverius, an “independent” Directors serving on the registrant's audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)-(d) The aggregate Audit Fees billed by the Registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2011 and December 31, 2010 were $287,600 and $304,673, respectively. The aggregate Audit Related Fees by the Registrant’s principal accountant billed for the fiscal years ended December 31, 2011 and December 31, 2010 were $5,420 and $4,466, respectively. The aggregate Tax Fees billed by the Registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2011 and December 31, 2010 was $68,060 and $46,452, respectively.

(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, Penny Lumpkin, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $103,479 and $50,918, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SBL Fund
By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President

Date March 09, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President

Date March 09, 2012

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Treasurer

Date March 09, 2012

*	Print the name and title of each signing officer under his or her signature.